UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10197
                                                     ---------------------

              Nuveen California Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: August 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT           |       Nuveen Investments
August 31, 2008         |       MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                   NUVEEN INSURED CALIFORNIA
                                                   PREMIUM INCOME MUNICIPAL
                                                   FUND, INC.
                                                   NPC

                                                   NUVEEN INSURED CALIFORNIA
                                                   PREMIUM INCOME MUNICIPAL
                                                   FUND 2, INC.
                                                   NCL

                                                   NUVEEN CALIFORNIA
                                                   PREMIUM INCOME
                                                   MUNICIPAL FUND
                                                   NCU

                                                   NUVEEN CALIFORNIA
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NAC

                                                   NUVEEN CALIFORNIA
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND 2
                                                   NVX

                                                   NUVEEN CALIFORNIA
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND 3
                                                   NZH

                                                   NUVEEN INSURED CALIFORNIA
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NKL

                                                   NUVEEN INSURED CALIFORNIA
                                                   TAX-FREE ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NKX

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

LOGO: NUVEEN Investments

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS

|  Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
October 21, 2008

Portfolio Manager's COMMENTS


Nuveen Investments Municipal Closed-End Funds  |  NPC, NCL, NCU, NAC,
                                                  NVX, NZH, NKL, NKX


Portfolio manager Scott Romans discusses economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of these Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL, and NKX since 2003. He assumed portfolio management responsibility for NPC and NCL in 2005.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED AUGUST 31, 2008?

During this period, developments in the credit markets led to increased price volatility and reduced liquidity and a general "flight-to-quality". In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone. Since April 2008, the Fed has left monetary policy unchanged. (On October 8, 2008, after the close of this reporting period, the Fed lowered the fed funds rate by 50 basis points, cutting this target rate from 2.00% to 1.5%).

The Fed's rate-cutting actions also were a response to signs of slower growth in the U.S. economy, as evidenced by changes in the U.S. gross domestic product
(GDP), a closely watched measure of economic performance. While GDP expanded at 4.8% in the third quarter of 2007, this measure fell into negative territory (-0.2%) in the fourth quarter of 2007 before improving to 0.9% in the first quarter of 2008 (all GDP numbers annualized). During the second quarter of 2008, GDP grew at an annual rate of 2.8%, boosted by an acceleration in exports and upturn in government spending, but reflecting a 13% decline in residential investment. Driven largely by increased energy, transportation and food prices, the Consumer Price Index (CPI) registered a 5.4% year-over-year gain as of August 2008. The core CPI (which excludes food and energy) rose 2.5% between September 2007 and August 2008, well above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first of eight straight months of decline in new job creation. The national unemployment rate for August 2008 was 6.1%, its highest level in five years, up from 4.7% in August 2007.




Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. In addition, hedge funds and other non-traditional buyers of municipal bonds began to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer-maturity bonds and higher quality bonds tended to outperform lower quality credits.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended August 2008, municipal bond issuance nationwide totaled $462.4 billion, a decrease of 1% from the previous twelve months. Despite disruptions in the markets, as of the end of this reporting period, up to August 31st, new municipal issuance continued to be met with solid demand by institutional and retail investors as well as some non-traditional buyers returning to the market over the last few months.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

The California economy has experienced a dramatic slowdown, with the state's economic growth rate, as measured by GDP by state, falling from 3.8% in 2006 to 1.5% in 2007, compared with the 2007 national average of 2.0%. This dropped California from its ranking as the thirteenth fastest growing state economy in the U.S. to thirty-second. Declines in the construction, finance and insurance sectors combined to account for the loss of one full percentage point from the state's 2007 GDP growth. On the positive side, California's economy remained relatively diverse, with international trade, technology, tourism and defense serving as key drivers. Gains in manufacturing and private service production industries helped to offset some of the current weakness. However, as of August 2008, California's unemployment rate had risen to 7.7%, up from 5.5% in August 2007 and the highest level since March 1996.

In addition, because California's housing market had greater exposure to riskier, non-traditional mortgage products than most other states, the state was hard hit by the sub-prime mortgage crisis as well as the downturn in the housing sector. According to the Standard & Poor's/Case-Shiller home price index of twenty major metropolitan areas, housing prices in Los Angeles, San Diego and San Francisco fell 26.2%, 25.0%, and 24.8%, respectively, between August 2007 and July 2008, compared with an average decrease of 16.3% nationwide. This placed them fourth, fifth and sixth, respectively, in the country in loss of home value, behind Las Vegas, Phoenix and Miami. The deterioration in household credit quality caused by continuing problems in the housing market forced downward revisions to revenue estimates from state and local governments, with weaker-than-projected tax collections prompting the declaration of a state fiscal emergency in January 2008. After a record delay of eighty-five days past the official July 1st deadline, the $145 billion California state budget was signed into law in late September 2008 (following the close of this reporting period).

In April 2008, Moody's and Standard & Poor's confirmed their ratings on California's general obligation bonds at A1 and A+, respectively, while Fitch maintained its A+ rating, albeit with a negative outlook. Moody's and Standard &Poor's maintained stable outlooks for the state. For the twelve months ended August 31, 2008, municipal issuance in California totaled $66.6 billion, a decrease of 7% from the previous twelve months. California remained the largest state issuer in the nation, representing more than 14% of total issuance nationwide for the twelve months ended August 31, 2008. In terms of debt per capita, the state ranked tenth in the nation in 2007, while debt as a percent of personal income was 4.6%, compared with the national median of 2.4%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS REPORTING PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on finding relative value by using a fundamental approach to find sectors and individual credits with the potential to perform well over the long term.

As municipal bonds responded to events in the general financial markets, we found attractive opportunities in various sectors at different times. For example, when hedge funds and high-yield funds began to sell holdings into an illiquid market in order to meet margin requirements and redemption needs, we took advantage of this situation in some of the Funds to add positions in tobacco bonds and A rated health care bonds at attractive prices. We also bought in selected new issues of lower-rated bonds. In the spring of 2008, we saw a substantial increase in new issuance from California hospitals seeking fixed rates on longer bonds. Many of these issues were rated AA or A and offered attractive prices and yields, and we took this opportunity to add to our health care positions. Our focus in the insured Funds(1) was on purchasing bonds that we thought had underlying AA and A ratings.

To provide liquidity for purchases, we primarily sold short-dated bonds. Some of our new additions also were funded with proceeds from bond calls.

As a key dimension of risk management, we employed a disciplined approach to duration(2) positioning as an important component of our management strategies. As part of this approach, we used inverse floating rate securities,(3) a type of derivative financial instrument, in all eight of these Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. The Funds also invested in other types of derivatives. The goal of this strategy in all of the Funds except NZH was to lengthen their durations and help us manage their common share net asset value (NAV) volatility without having a negative impact on their income streams or common share dividends over the short




(1) As of March 2008, NPC and NCL can invest up to 20% of their assets in uninsured bonds rated A to BBB.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

term. In NZH, we used derivative positions throughout the period to shorten this Fund's duration. During periods when interest rates were lower, we believed that managing duration synthetically through derivative positions was more prudent than buying bonds that would extend or reduce duration but also embed lower yields in the portfolio. As of August 31, 2008, the inverse floaters remained in place, while the other derivative positions had been removed from the Funds, except for NZH which still held a derivative position as of August 31, 2008.


HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For periods ended 8/31/08

Noninsured Funds:                            1-Year       5-Year      10-Year
NCU                                          1.81%        5.50%       5.29%
NAC                                          1.85%        5.54%       N/A
NVX                                          2.76%        5.89%       N/A
NZH                                          0.60%        5.49%       N/A

Lipper CA Municipal
Debt Funds Average(4)                        0.70%        5.54%       4.78%

Lehman Brothers CA
Tax-Exempt Bond Index(5)                     3.94%        4.70%       4.87%

S&P CA Municipal
Bond Index(6)                                3.93%        4.87%       4.79%

Insured Funds:
NPC                                          4.23%        5.06%       5.02%
NCL                                          1.86%        4.62%       5.06%
NKL                                          2.98%        5.86%       N/A
NKX                                          2.97%        6.07%       N/A

Lipper Single-State
Insured Municipal Debt
Funds Average(7)                             1.32%        4.77%       4.68%

Lehman Brothers
Insured CA Municipal
Bond Index(5)                                3.67%        4.45%       4.87%

S&P CA Municipal
Bond Index(6)                                3.93%        4.87%       4.79%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.



For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 24 funds; 5 years, 24 funds; and 10 years, 12 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds, while the Lehman Brothers Insured California Tax-Exempt Bond Index is an unleveraged, unmanaged index containing a broad range of insured California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

(6) The Standard & Poor's (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market.

(7) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 44 funds; 5 years, 44 funds; and 10 years, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

For the twelve months ended August 31, 2008, the total returns on common share NAV for NCU, NAC, and NVX exceeded the average return for the Lipper California Municipal Debt Funds Average, while NZH performed relatively in line with this measure. All four of the non-insured Funds underperformed the Lehman Brothers California Tax-Exempt Bond Index and the Standard & Poor's (S&P) California Municipal Bond Index. Among the insured Funds, all four Funds outperformed the average return for the Lipper Single-State Insured Municipal Debt Funds Average. NPC also outperformed the Lehman Brothers Insured California Tax-Exempt Bond Index and the S&P California Municipal Bond Index, while the other three insured Funds underperformed these indexes.

Key management factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and individual security selection.

Over the period, bonds with maturities between two and eight years, especially those maturing in approximately five years, benefited the most, while bonds having the longest maturities (twenty-two years and longer) posting the worst returns. Among these Funds, NPC, NVX and--to a more modest extent--NKL and NKX had the best duration positioning during the period; that is, they were more heavily weighted in the areas of the yield curve that performed well. Conversely, NZH was not as well positioned, with more exposure to the underperforming long part of the curve.

As mentioned earlier, all eight of these Funds used derivative positions during this period to synthetically manage duration and move them closer to our strategic duration target. In seven of the Funds (all except NZH), these derivative instruments were used to synthetically extend the Funds' durations. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives had a positive overall impact on the total return performance of these seven Funds, especially NPC, which had a shorter underlying duration and made the greatest use of derivative positions. This positive impact was attributable to the fact that the derivative positions provided exposure to taxable markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in the opposite directions. As municipal market performance lagged the gains in the taxable markets, these derivatives performed very well.

NZH, however, had a duration that exceeded our target and the derivatives were used to synthetically shorten it. Given the outperforming taxable markets, this hurt the Fund's performance. In addition, the inverse floaters used by all eight of these Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer-maturity bonds at a time when shorter maturities were in favor in the market.

Because risk-averse investors generally sought higher quality investments as disruptions in the financial and housing markets deepened, bonds rated AA and A typically performed very well. NKL and NKX, in particular, benefited from their holdings of uninsured, higher quality (AA/A) bonds. At the same time, the performance of the AAA rated sector, although positive, was hampered to some degree due to the impact of downgrades of the insurers. Insured holdings with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, were disproportionately impacted (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded from AAA. Bonds rated BBB or below and non-rated bonds generally posted poor returns.

Sectors of the market that generally made positive contributions to the Funds' performances included general obligation bonds, water and sewer, education, and special tax issues. Pre-refunded bonds,(8) which are often backed by U.S. Treasury bonds, or were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Among these Funds, NVX and NZH held the heaviest weightings of pre-refunded bonds.

In general, any bonds that carried credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and the industrial development and housing sectors in particular, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market. This negatively affected the transportation sector, especially tollroads, as these projects are often financed with longer duration zero coupon bonds. The health care sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.

Individual security selection was also a factor in the Funds' performance. Early in the period, some of the Funds purchased natural gas bonds--a number of which were


(8) Pre-refunded bonds, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

backed by investment banks--at distressed prices relative to new issuance. Unfortunately, as the credit crisis continued to unfold, these bonds tended to come under additional stress. The Funds were also negatively impacted as the majority of their AAA and BBB rated holdings underperformed these same rating categories in the municipal market as a whole.


IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One of the factors impacting the performance of these Funds relative to those of the unleveraged Lehman Brothers California Tax-Exempt Bond Index, Lehman Brothers Insured California Tax-Exempt Bond Index, and S&P California Municipal Bond Index was the use of financial leverage. While leverage offers opportunities for additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the general price movements of the bonds in each Fund's portfolio. During this period, as the yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, the Funds' borrowing costs remained relatively high, negatively impacting their total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Funds' holdings--whether positive or negative--was magnified by the use of leverage.


RECENT DEVELOPMENTS IN THE CURRENT MARKET ENVIRONMENT

After the close of the reporting period, the nations' financial institutions and financial markets - including the municipal bond market - have experienced significant turmoil. Reductions in demand have decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this has generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital and during the recent market turmoil in which these firms' capital was severely constrained, these firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Compounding the situation was the fact that this reduction in demand was accompanied by significant selling pressure, particularly with respect to lower-rated municipal bonds, as institutional investors were generally removing money from the municipal bond market. The selling pressure created by institutional investors was at least in part caused by their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage ratios that had recently increased due to the decline in municipal bond prices. Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging would cause selling pressure to persist for a period of time.

In addition, the recent market turmoil (after the period-end of this report) has resulted in a significant increase in certain short-term interest rates and a flattening of the municipal yield curve. This affected the Funds' cost of leverage as the rates at which the Funds' auction rate preferred shares were resetting after the close of the reporting period were significantly higher than historical levels. As a result, the Funds experienced leveraging costs that have been higher than the Funds' portfolio investment yields, negatively affecting the Funds' net earnings and total returns. While the rates at which the auction rate preferred shares have been resetting recently have been decreasing to historically normal levels and the yield curve has steepened, it is not yet clear if these rates will remain at such levels.


RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, FGIC, MBIA, RAAI, and XLCA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies--especially those bonds with weaker underlying credits--declined, detracting from the Funds' performance. In particular, NCL was overweighted in bonds insured by FGIC, which negatively affected this Fund's performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. The plan includes an initial phase of approximately $1 billion in forty-one Funds. During the twelve-month reporting period, NCL, NAC, NZH and NKL redeemed and/or noticed for redemption $15,175,000, $39,475,000, $27,075,000 and $9,750,000 of their outstanding auction rate preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

On August 7, 2008, NKX issued par redemption notices for all outstanding shares of its auction rate preferred securities totaling $45 million. These redemptions were achieved through the issuance of variable rate demand preferred shares
(VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred securities used as leverage in many Nuveen closed-end Funds. VRDP is offered only to qualified institutional buyers, as defined pursuant to Rule 144A under the Securities Act of 1933. During the twelve-month reporting period, NKX issued $35.5 million of VRDP and redeemed and/or noticed for redemption all its outstanding auction rate preferred securities.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                   INFORMATION


As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to some degree by the borrowing costs associated with leverage, which were relatively high at some points during the period. Some of the Funds' income streams also were impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the maturing or called bonds. These factors resulted in one monthly dividend reduction in NCL, NVX and NKL over the twelve-month period ended August 31, 2008. The dividends of NPC, NCU, NAC, NZH and NKX remained stable throughout this reporting period.


Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2007 as follows:


                                   Short-Term Capital Gains
          Long-Term Capital Gains    and/or Ordinary Income
                      (per share)               (per share)

NPC                       $0.0056                   $0.0078
NAC                       $0.0357                        --
NKL                       $0.0223                        --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2008, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen's 120 closed-end Funds approved a program under which each Fund may repurchase up to 10% of its common shares. No common shares were repurchased by these Nuveen California Funds during the twelve-month reporting period ended August 31, 2008.


As of August 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:


                              8/31/08              Twelve-Month
                             Discount          Average Discount

NPC                            -6.97%                    -7.41%
NCL                           -10.40%                    -9.76%
NCU                            -7.97%                    -8.77%
NAC                            -6.86%                    -7.13%
NVX                           -11.95%                    -7.83%
NZH                            -5.51%                    -6.06%
NKL                            -7.60%                    -6.72%
NKX                            -2.89%                    -6.30%

NPC
Performance
OVERVIEW

Nuveen Insured California Premium Income Municipal Fund, Inc.

                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
Insured                          71%
U.S. Guaranteed                  29%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Sep                           0.0605
Oct                           0.0605
Nov                           0.0605
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605
Mar                           0.0605
Apr                           0.0605
May                           0.0605
Jun                           0.0605
Jul                           0.0605
Aug                           0.0605


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       15.03
                              14.81
                              14.5
                              14.12
                              14.43
                              14.3901
                              14.33
                              14.2
                              14.31
                              14.3456
                              13.8
                              13.5
                              13.7
                              13.788
                              13.99
                              13.8
                              13.87
                              13.9
                              14.57
                              14.68
                              14.69
                              14.6599
                              14.84
                              15.25
                              14.11
                              13.89
                              13.48
                              14.15
                              13.6
                              13.81
                              13.96
                              14.79
                              14.8
                              14.28
                              14.12
                              14.15
                              14.25
                              14.25
                              14.54
                              14.47
                              14.54
                              14.13
                              13.81
                              13.76
                              13.618
                              13.9
                              13.51
                              13.64
                              13.72
                              13.66
                              13.625
                              13.75
8/31/08                       13.89


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.89
------------------------------------
Common Share
Net Asset Value               $14.93
------------------------------------
Premium/(Discount) to NAV     -6.97%
------------------------------------
Market Yield                   5.23%
------------------------------------
Taxable-Equivalent Yield3      8.01%
------------------------------------
Net Assets Applicable
to Common Shares ($000)      $96,462
------------------------------------
Average Effective Maturity
on Securities (Years)          15.43
------------------------------------
Leverage-Adjusted Duration      8.93
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.21%         4.23%
------------------------------------
5-Year          4.44%         5.06%
------------------------------------
10-Year         4.65%         5.02%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               29.0%
------------------------------------
Tax Obligation/Limited        25.0%
------------------------------------
Tax Obligation/General        21.4%
------------------------------------
Water and Sewer               14.7%
------------------------------------
Other                          9.9%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
MBIA                          41.0%
------------------------------------
AMBAC                         19.3%
------------------------------------
FSA                           18.7%
------------------------------------
FGIC                          17.3%
------------------------------------
XLCA                           2.3%
------------------------------------
AGC                            1.4%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0134 per share.

NCL
Performance
OVERVIEW

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
Insured                          81%
U.S. Guaranteed                  19%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Sep                            0.056
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053
Aug                            0.053


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       13.71
                              14.09
                              14.06
                              13.71
                              13.84
                              13.6025
                              13.64
                              13.33
                              13.29
                              13.3
                              13.09
                              12.7899
                              13.13
                              13.14
                              13.16
                              12.83
                              12.81
                              12.95
                              13.41
                              13.66
                              13.459
                              13.67
                              13.62
                              13.74
                              12.9999
                              12.944
                              12.66
                              12.95
                              12.7
                              12.55
                              12.93
                              13.19
                              13.13
                              13.11
                              13.16
                              13.21
                              13.3
                              13.3
                              13.4
                              13.31
                              13.32
                              12.74
                              12.58
                              12.56
                              12.69
                              12.7799
                              12.5
                              12.47
                              12.49
                              12.45
                              12.58
                              12.56
8/31/08                       12.66


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.66
------------------------------------
Common Share
Net Asset Value               $14.13
------------------------------------
Premium/(Discount) to NAV    -10.40%
------------------------------------
Market Yield                   5.02%
------------------------------------
Taxable-Equivalent Yield3      7.69%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $179,734
------------------------------------
Average Effective Maturity
on Securities (Years)          16.48
------------------------------------
Leverage-Adjusted Duration     13.09
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.06%         1.86%
------------------------------------
5-Year          2.93%         4.62%
------------------------------------
10-Year         4.04%         5.06%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         33.2%
------------------------------------
U.S. Guaranteed                19.3%
------------------------------------
Tax Obligation/General         16.4%
------------------------------------
Water and Sewer                14.3%
------------------------------------
Utilities                       5.3%
------------------------------------
Other                          11.5%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
MBIA                           31.5%
------------------------------------
AMBAC                          28.6%
------------------------------------
FSA                            20.8%
------------------------------------
FGIC                           18.3%
------------------------------------
XLCA                            0.8%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NCU
Performance
OVERVIEW

Nuveen California Premium Income Municipal Fund

                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              23%
AA                               46%
A                                14%
BBB                              12%
BB or Lower                       4%
N/R                               1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Sep                           0.0535
Oct                           0.0535
Nov                           0.0535
Dec                           0.0535
Jan                           0.0535
Feb                           0.0535
Mar                           0.0535
Apr                           0.0535
May                           0.0535
Jun                           0.0535
Jul                           0.0535
Aug                           0.0535


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       13.03
                              13.3
                              13.288
                              12.96
                              13.02
                              12.97
                              13.0699
                              12.91
                              13
                              13.334
                              13.1619
                              13.16
                              13.07
                              12.8201
                              12.65
                              12.39
                              12.38
                              12.42
                              13.06
                              13.17
                              13.08
                              13.29
                              13.25
                              13.22
                              12.57
                              12.7
                              12.34
                              12.89
                              12.26
                              12.35
                              12.622
                              12.75
                              12.97
                              12.966
                              12.72
                              12.75
                              12.81
                              12.73
                              12.77
                              12.8
                              12.839
                              12.58
                              12.55
                              12.29
                              12.29
                              12.41
                              12.17
                              12.15
                              12.22
                              12.2601
                              12.28
                              12.36
8/31/08                       12.58


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.58
------------------------------------
Common Share
Net Asset Value               $13.67
------------------------------------
Premium/(Discount) to NAV     -7.97%
------------------------------------
Market Yield                   5.10%
------------------------------------
Taxable-Equivalent Yield(2)    7.81%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $78,966
------------------------------------
Average Effective Maturity
on Securities (Years)          16.46
------------------------------------
Leverage-Adjusted Duration     11.83
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.51%         1.81%
------------------------------------
5-Year          5.09%         5.50%
------------------------------------
10-Year         4.84%         5.29%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.9%
------------------------------------
Tax Obligation/General         17.6%
------------------------------------
Health Care                    15.6%
------------------------------------
U.S. Guaranteed                13.7%
------------------------------------
Water and Sewer                 7.1%
------------------------------------
Utilities                       5.3%
------------------------------------
Other                          11.8%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NAC
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund

                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              37%
AA                               26%
A                                20%
BBB                               9%
BB or Lower                       1%
N/R                               7%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Sep                           0.0615
Oct                           0.0615
Nov                           0.0615
Dec                           0.0615
Jan                           0.0615
Feb                           0.0615
Mar                           0.0615
Apr                           0.0615
May                           0.0615
Jun                           0.0615
Jul                           0.0615
Aug                           0.0615


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       14.3299
                              14.39
                              14.43
                              14.06
                              14.22
                              14.23
                              13.99
                              13.93
                              13.8
                              13.914
                              13.65
                              13.42
                              13.44
                              13.3401
                              13.58
                              13.42
                              13.32
                              13.33
                              14.04
                              14.06
                              13.88
                              14.15
                              14.4
                              14.49
                              13.68
                              13.48
                              13.23
                              13.54
                              13.15
                              13.04
                              13.49
                              13.67
                              14.11
                              13.91
                              13.91
                              14.11
                              14.18
                              14.08
                              14.02
                              13.98
                              13.96
                              13.66
                              13.41
                              13.4
                              13.4432
                              13.19
                              13.06
                              13.11
                              13.46
                              13.47
                              13.14
                              13.25
8/31/08                       13.44


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.44
------------------------------------
Common Share
Net Asset Value               $14.43
------------------------------------
Premium/(Discount) to NAV     -6.86%
------------------------------------
Market Yield                   5.49%
------------------------------------
Taxable-Equivalent Yield(2)    8.41%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $338,732
------------------------------------
Average Effective Maturity
on Securities (Years)          17.81
------------------------------------
Leverage-Adjusted Duration     12.12
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.84%         1.85%
------------------------------------
5-Year          4.96%         5.54%
------------------------------------
Since
Inception       5.00%         6.18%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                19.1%
------------------------------------
Tax Obligation/Limited         17.4%
------------------------------------
Health Care                    15.1%
------------------------------------
Transportation                 13.1%
------------------------------------
Tax Obligation/General         10.1%
------------------------------------
Water and Sewer                 6.3%
------------------------------------
Utilities                       6.0%
------------------------------------
Other                          12.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0357 per share.

NVX
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund 2

                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              40%
AA                               29%
A                                15%
BBB                               9%
BB or Lower                       1%
N/R                               6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Sep                             0.06
Oct                           0.0575
Nov                           0.0575
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575
Mar                           0.0575
Apr                           0.0575
May                           0.0575
Jun                           0.0575
Jul                           0.0575
Aug                           0.0575


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       13.8399
                              14.0999
                              13.85
                              13.7
                              13.82
                              13.7
                              13.63
                              13.43
                              13.47
                              13.5
                              13.2
                              12.75
                              12.84
                              13.05
                              13.1
                              12.91
                              12.9
                              13.15
                              13.84
                              13.75
                              13.69
                              13.89
                              13.84
                              13.97
                              13.24
                              13.29
                              12.85
                              13.3
                              12.79
                              12.92
                              13.27
                              13.59
                              13.56
                              13.48
                              13.34
                              13.32
                              13.33
                              13.38
                              13.47
                              13.4
                              13.47
                              13.08
                              12.77
                              12.71
                              12.9399
                              12.88
                              12.66
                              12.65
                              12.74
                              12.72
                              12.75
                              12.61
8/31/08                       12.67


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.67
------------------------------------
Common Share
Net Asset Value               $14.39
------------------------------------
Premium/(Discount) to NAV    -11.95%
------------------------------------
Market Yield                   5.45%
------------------------------------
Taxable-Equivalent Yield(2)    8.35%
------------------------------------
Net Assets Applicable
to Common Shares ($000)     $212,890
------------------------------------
Average Effective Maturity
on Securities (Years)          15.31
------------------------------------
Leverage-Adjusted Duration     11.59
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.80%         2.76%
------------------------------------
5-Year          5.03%         5.89%
------------------------------------
Since
Inception       3.65%         5.80%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                28.7%
------------------------------------
Tax Obligation/Limited         15.2%
------------------------------------
Health Care                    11.1%
------------------------------------
Education and Civic
   Organizations                8.6%
------------------------------------
Transportation                  7.2%
------------------------------------
Tax Obligation/General          6.6%
------------------------------------
Water and Sewer                 6.2%
------------------------------------
Consumer Staples                4.9%
------------------------------------
Other                          11.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NZH
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund 3

                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1), (2)
AAA/U.S. Guaranteed              31%
AA                               31%
A                                19%
BBB                              11%
BB or Lower                       1%
N/R                               7%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Sep                            0.059
Oct                            0.059
Nov                            0.059
Dec                            0.059
Jan                            0.059
Feb                            0.059
Mar                            0.059
Apr                            0.059
May                            0.059
Jun                            0.059
Jul                            0.059
Aug                            0.059


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       13.49
                              13.68
                              13.69
                              13.38
                              13.55
                              13.55
                              13.34
                              13.42
                              13.3
                              13.39
                              13.18
                              12.87
                              12.91
                              12.95
                              13.09
                              12.71
                              12.51
                              12.64
                              13.48
                              13.64
                              13.62
                              13.78
                              13.78
                              13.71
                              12.91
                              12.82
                              12.4
                              12.96
                              12.62
                              12.66
                              13.0198
                              13.08
                              13.08
                              13.18
                              13.15
                              13.27
                              13.3
                              13.28
                              13.33
                              13.35
                              13.44
                              13.13
                              12.63
                              12.5
                              12.69
                              12.69
                              12.5
                              12.57
                              12.57
                              12.89
                              13
                              12.72
8/31/08                       12.87


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.87
------------------------------------
Common Share
Net Asset Value               $13.62
------------------------------------
Premium/(Discount) to NAV     -5.51%
------------------------------------
Market Yield                   5.50%
------------------------------------
Taxable-Equivalent Yield(3)    8.42%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $328,659
------------------------------------
Average Effective Maturity
on Securities (Years)          17.79
------------------------------------
Leverage-Adjusted Duration     12.89
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.46%         0.60%
------------------------------------
5-Year          6.25%         5.49%
------------------------------------
Since
Inception       3.73%         4.96%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
Tax Obligation/Limited         26.2%
------------------------------------
Health Care                    16.5%
------------------------------------
U.S. Guaranteed                15.2%
------------------------------------
Tax Obligation/General         11.3%
------------------------------------
Water and Sewer                 8.6%
------------------------------------
Consumer Staples                4.9%
------------------------------------
Transportation                  4.9%
------------------------------------
Other                          12.4%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKL
Performance
OVERVIEW

Nuveen Insured California Dividend Advantage Municipal Fund

                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1), (2)
Insured                          74%
U.S.  Guaranteed                 14%
GNMA/FNMA Guaranteed              1%
A (Uninsured)                     4%
BBB (Uninsured)                   7%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Sep                            0.062
Oct                           0.0595
Nov                           0.0595
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595
Mar                           0.0595
Apr                           0.0595
May                           0.0595
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595



Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       14.55
                              14.71
                              14.72
                              14.16
                              14.35
                              14.4425
                              14.07
                              13.98
                              13.86
                              13.981
                              13.732
                              13.21
                              13.28
                              13.44
                              13.81
                              13.11
                              13.06
                              13.55
                              14.21
                              14.16
                              14.16
                              14.12
                              14.38
                              14.42
                              13.57
                              13.6506
                              13.212
                              13.55
                              13.13
                              13.27
                              13.6
                              13.63
                              14.11
                              14
                              13.95
                              14.02
                              14.1
                              14.09
                              14
                              14.05
                              14.13
                              13.73
                              13.653
                              13.36
                              13.39
                              13.36
                              13.32
                              13.58
                              13.55
                              13.46
                              13.8399
                              13.45
8/31/08                         13.5


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.50
------------------------------------
Common Share
Net Asset Value               $14.61
------------------------------------
Premium/(Discount) to NAV     -7.60%
------------------------------------
Market Yield                   5.29%
------------------------------------
Taxable-Equivalent Yield3      8.10%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $223,356
------------------------------------
Average Effective Maturity
on Securities (Years)          17.19
------------------------------------
Leverage-Adjusted Duration      9.52
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.03%         2.98%
------------------------------------
5-Year          5.30%         5.86%
------------------------------------
Since
Inception       4.36%         6.19%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         32.9%
------------------------------------
Tax Obligation/General         18.4%
------------------------------------
U.S. Guaranteed                14.2%
------------------------------------
Utilities                      10.9%
------------------------------------
Water and Sewer                 7.3%
------------------------------------
Health Care                     4.5%
------------------------------------
Other                          11.8%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
AMBAC                          27.5%
------------------------------------
MBIA                           25.4%
------------------------------------
FGIC                           21.4%
------------------------------------
FSA                            19.1%
------------------------------------
XLCA                            4.7%
------------------------------------
AGC                             1.5%
------------------------------------
ACA                             0.4%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0223 per share.

NKX
Performance
OVERVIEW

Nuveen Insured California Tax-Free Advantage Municipal Fund

                              as of August 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1), (2)
Insured                          76%
U.S. Guaranteed                  13%
A (Uninsured)                     5%
BBB (Uninsured)                   6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Sep                            0.059
Oct                            0.059
Nov                            0.059
Dec                            0.059
Jan                            0.059
Feb                            0.059
Mar                            0.059
Apr                            0.059
May                            0.059
Jun                            0.059
Jul                            0.059
Aug                            0.059


Line Chart:
Common Share Price Performance -- Weekly Closing Price
9/01/07                       14.43
                              14.75
                              14.82
                              14.41
                              14.63
                              14.425
                              14.21
                              14.39
                              14.24
                              14.27
                              13.6999
                              13.47
                              13.5901
                              13.67
                              14.07
                              14.3
                              13.59
                              14.2
                              14.79
                              14.96
                              14.95
                              15.05
                              14.72
                              14.76
                              14.04
                              14.14
                              13.59
                              13.85
                              14.25
                              13.96
                              14.05
                              14.1501
                              14.38
                              14.26
                              14.17
                              14.27
                              14.5
                              14.51
                              14.1
                              14.05
                              14.014
                              13.93
                              13.61
                              13.4599
                              13.66
                              13.68
                              13.5
                              13.28
                              13.28
                              13.46
                              13.38
                              13.45
8/31/08                       13.78


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.78
------------------------------------
Common Share
Net Asset Value               $14.19
------------------------------------
Premium/(Discount) to NAV     -2.89%
------------------------------------
Market Yield                   5.14%
------------------------------------
Taxable-Equivalent Yield3      7.87%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $83,531
------------------------------------
Average Effective Maturity
on Securities (Years)          18.50
------------------------------------
Leverage-Adjusted Duration      9.93
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.12%         2.97%
------------------------------------
5-Year          5.94%         6.07%
------------------------------------
Since
Inception       4.04%         5.29%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         31.0%
------------------------------------
Health Care                    14.5%
------------------------------------
Tax Obligation/General         13.9%
------------------------------------
U.S. Guaranteed                13.1%
------------------------------------
Water and Sewer                 9.5%
------------------------------------
Transportation                  7.1%
------------------------------------
Other                          10.9%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
AMBAC                          45.1%
------------------------------------
MBIA                           21.1%
------------------------------------
FSA                            13.7%
------------------------------------
AGC                             5.7%
------------------------------------
BHAC                            5.1%
------------------------------------
XLCA                            4.7%
------------------------------------
FGIC                            4.6%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund (the "Funds"), as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund and Nuveen Insured California Tax-Free Advantage Municipal Fund at August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
October 21, 2008

NPC
Nuveen Insured California Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.8% (4.0% OF TOTAL INVESTMENTS)

$       2,125   California Educational Facilities Authority, Student Loan Revenue      9/08 at 102.00         A2       $  2,071,684
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        1,500   California State University, Systemwide Revenue Bonds,                 5/15 at 100.00         AA          1,529,730
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        2,000   California State University, Systemwide Revenue Bonds,                11/15 at 100.00         AA          2,029,960
                 Series 2005C, 5.000%, 11/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,625   Total Education and Civic Organizations                                                                   5,631,374
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.5% (3.8% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Insured Revenue      2/09 at 101.00         AA          3,032,910
                 Bonds, Sutter Health, Series 1998A, 5.375%, 8/15/30 -
                 MBIA Insured

          724   California Statewide Communities Development Authority,                7/18 at 100.00        AAA            747,935
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

        1,500   California Statewide Community Development Authority,                  8/09 at 101.00        AAA          1,557,900
                 Certificates of Participation, Sutter Health Obligated Group,
                 Series 1999, 5.500%, 8/15/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,224   Total Health Care                                                                                         5,338,745
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          210   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            213,627
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

          100   California Housing Finance Agency, Single Family Mortgage              2/09 at 100.00         AA            100,254
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          310   Total Housing/Single Family                                                                                 313,881
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 31.4% (21.4% OF TOTAL INVESTMENTS)

                Bonita Unified School District, San Diego County, California,
                General Obligation Bonds, Series 2004A:
        1,890    5.250%, 8/01/23 - MBIA Insured                                        8/14 at 100.00         AA          1,988,979
        1,250    5.250%, 8/01/25 - MBIA Insured                                        8/14 at 100.00         AA          1,306,275

        2,000   California, General Obligation Veterans Welfare Bonds,                12/08 at 100.00         AA          1,999,840
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                 (Alternative Minimum Tax)

                El Segundo Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2004:
        2,580    5.250%, 9/01/21 - FGIC Insured                                        9/14 at 100.00         A+          2,720,378
        1,775    5.250%, 9/01/22 - FGIC Insured                                        9/14 at 100.00         A+          1,858,638

          565   Fontana Unified School District, San Bernardino County,                8/18 at 100.00        AAA            684,577
                 California, General Obligation Bonds, Trust 2668,
                 13.010%, 8/01/28 - FSA Insured (IF)

        1,225   Fresno Unified School District, Fresno County, California,             2/13 at 103.00         AA          1,400,408
                 General Obligation Refunding Bonds, Series 1998A,
                 6.550%, 8/01/20 - MBIA Insured

        1,180   Jurupa Unified School District, Riverside County, California,          8/13 at 100.00          A          1,207,057
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/21 -
                 FGIC Insured

        3,000   Pomona Unified School District, Los Angeles County, California,        8/11 at 103.00         AA          3,344,790
                 General Obligation Refunding Bonds, Series 1997A,
                 6.500%, 8/01/19 - MBIA Insured


                                       25


NPC

Nuveen Insured California Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         160   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-       $    162,707
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,000   Sacramento City Unified School District, Sacramento County,            7/15 at 100.00        Aa3          3,067,770
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds, Election of 1998, Series 2001C:
        1,335    5.000%, 7/01/21 - FSA Insured                                         7/11 at 102.00        AAA          1,444,977
        3,500    5.000%, 7/01/22 - FSA Insured                                         7/11 at 102.00        AAA          3,788,330
        4,895    5.000%, 7/01/23 - FSA Insured                                         7/11 at 102.00        AAA          5,298,250

------------------------------------------------------------------------------------------------------------------------------------
       28,355   Total Tax Obligation/General                                                                             30,272,976
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 36.7% (25.0% OF TOTAL INVESTMENTS)

        1,000   Brea and Olinda Unified School District, Orange County,                8/11 at 101.00        AAA          1,010,390
                 California, Certificates of Participation Refunding, Series 2002A,
                 5.125%, 8/01/26 - FSA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,215    5.000%, 12/01/19 - AMBAC Insured                                     12/13 at 100.00         AA          1,269,189
        1,615    5.000%, 12/01/21 - AMBAC Insured                                     12/13 at 100.00         AA          1,667,568

          195   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            189,560
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          595   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA            570,914
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,900   Corona-Norco Unified School District, Riverside County,                9/12 at 100.00         AA          1,946,455
                 California, Special Tax Bonds, Community Facilities District 98-1,
                 Series 2002, 5.100%, 9/01/25 - AMBAC Insured

        5,000   El Monte, California, Senior Lien Certificates of Participation,       1/11 at 100.00         AA          5,009,450
                 Department of Public Services Facility Phase II, Series 2001,
                 5.250%, 1/01/34 - AMBAC Insured

        1,540   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00        AAA          1,590,743
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust 2091,
                 14.214%, 6/01/45 - AGC Insured (IF)

        1,000   Hesperia Public Financing Authority, California, Redevelopment         9/17 at 100.00       Baa1            884,510
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 - XLCA Insured

          435   Indian Wells Redevelopment Agency, California, Tax Allocation          9/13 at 100.00         AA            447,693
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

          345   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            335,226
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

          895   Los Angeles Community Redevelopment Agency, California,               12/14 at 100.00        AAA            919,299
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,500   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00        AA-          1,424,625
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        3,150   Moreno Valley Community Redevelopment Agency, California,              8/17 at 100.00         AA          3,022,520
                 Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 -
                 AMBAC Insured

        7,000   Rancho Cucamonga Redevelopment Agency, California, Housing             9/17 at 100.00         AA          6,840,610
                 Set-Aside Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/34 -
                 MBIA Insured

          165   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            157,935
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          205   Roseville, California, Certificates of Participation, Public Facilities, 8/13 at 100.00       AA            205,968
                 Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,500   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/15 at 100.00         AA          1,479,465
                 Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                 MBIA Insured


                                       26

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,565   Sweetwater Union High School District Public Financing                 9/15 at 100.00        AAA       $  3,662,467
                 Authority, California, Special Tax Revenue Bonds, Series 2005A,
                 5.000%, 9/01/25 - FSA Insured

        2,805   Yucaipa-Calimesa Joint Unified School District, San Bernardino        10/11 at 100.00         AA          2,737,315
                 County, California, General Obligation Refunding Bonds,
                 Series 2001A, 5.000%, 10/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       35,625   Total Tax Obligation/Limited                                                                             35,371,902
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 2.5% (1.7% OF TOTAL INVESTMENTS)

        2,400   San Diego Unified Port District, California, Revenue Bonds,            9/14 at 100.00         AA          2,406,168
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 42.6% (29.0% OF TOTAL INVESTMENTS) (4)

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                 3/10 at 101.00        AAA          8,502,203
        2,000    5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                 3/10 at 101.00        AAA          2,126,880

        2,500   Fresno Unified School District, Fresno County, California,             8/09 at 102.00        AAA          2,583,025
                 General Obligation Bonds, Series 2001A, 5.125%, 8/01/26 -
                 FSA Insured (ETM)

        6,000   Huntington Park Redevelopment Agency, California, Single                 No Opt. Call        AAA          8,266,500
                 Family Residential Mortgage Revenue Refunding Bonds,
                 Series 1986A, 8.000%, 12/01/19 (ETM)

        5,135   Palmdale Community Redevelopment Agency, California,                     No Opt. Call        AAA          6,715,604
                 Single Family Restructured Mortgage Revenue Bonds,
                 Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)

        6,220   Riverside County, California, GNMA Mortgage-Backed Securities            No Opt. Call        AAA          8,674,411
                 Program Single Family Mortgage Revenue Bonds, Series 1987A,
                 9.000%, 5/01/21 (Alternative Minimum Tax) (ETM)

        1,485   San Jose, California, Single Family Mortgage Revenue Bonds,              No Opt. Call        Aaa          1,949,241
                 Series 1985A, 9.500%, 10/01/13 (ETM)

        2,150   Santa Clara Valley Water District, California, Water Utility           6/10 at 100.00     AA (4)          2,266,337
                 System Revenue Bonds, Series 2000A, 5.125%, 6/01/31
                 (Pre-refunded 6/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       33,485   Total U.S. Guaranteed                                                                                    41,084,201
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 0.3% (0.2% OF TOTAL INVESTMENTS)

          345   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            315,827
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 21.6% (14.7% OF TOTAL INVESTMENTS)

        5,255   El Dorado Irrigation District, California, Water and Sewer             3/13 at 100.00         A2          5,352,901
                 Certificates of Participation, Series 2003A, 5.000%, 3/01/20 -
                 FGIC Insured

        1,230   El Dorado Irrigation District, California, Water and Sewer             3/14 at 100.00          A          1,249,200
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

          235   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            230,166
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        5,000   Indio Water Authority, California, Water Revenue Bonds,                4/16 at 100.00         AA          5,006,050
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          220   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AA            217,041
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        1,500   Placerville Public Financing Authority, California, Wastewater         9/16 at 100.00       BBB-          1,325,235
                 System Refinancing and Improvement Project Revenue Bonds,
                 Series 2006, 5.000%, 9/01/34 - XLCA Insured

        3,400   San Diego Public Facilities Financing Authority, California,          11/08 at 100.50         A+          3,408,194
                 Sewerage Revenue Bonds, Series 1997A, 5.250%, 5/15/22 -
                 FGIC Insured

        1,310   Santa Fe Springs Public Financing Authority, California,               5/13 at 100.00         AA          1,319,668
                 Water Revenue Bonds, Series 2003A, 5.000%, 5/01/33 -
                 MBIA Insured


                                       27


NPC

Nuveen Insured California Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,345   West Basin Municipal Water District, California, Revenue               8/13 at 100.00         AA       $  1,385,175
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/20 -
                 MBIA Insured

        1,310   Wheeler Ridge-Maricopa Water District, Kern County, California,       11/08 at 100.00         AA          1,317,153
                 Water Revenue Refunding Bonds, Series 1996, 5.700%, 11/01/15 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,805   Total Water and Sewer                                                                                    20,810,783
------------------------------------------------------------------------------------------------------------------------------------
$     132,174   Total Investments (cost $135,840,088) - 146.7%                                                          141,545,857
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.0)%                                                                      (83,598)
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (46.7)% (5)                                       (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 96,462,259
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.8%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NCL

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.8% (3.9% OF TOTAL INVESTMENTS)

$         620   California Educational Facilities Authority, Revenue Bonds,           11/10 at 100.00         A2       $    656,983
                 University of the Pacific, Series 2000, 5.875%, 11/01/20 -
                 MBIA Insured

        2,125   California Educational Facilities Authority, Student Loan Revenue      9/08 at 102.00         A2          2,071,684
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        1,500   California State University, Systemwide Revenue Bonds,                 5/15 at 100.00         AA          1,529,730
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        6,000   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00         AA          6,095,160
                 Series 2003A, 5.000%, 5/15/27 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       10,245   Total Education and Civic Organizations                                                                  10,353,557
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 2.2% (1.5% OF TOTAL INVESTMENTS)

        1,410   California Statewide Communities Development Authority,                7/18 at 100.00        AAA          1,456,615
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

        2,000   The Regents of the University of California, Medical Center            5/15 at 101.00         AA          1,851,180
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

          650   University of California, Hospital Revenue Bonds, UCLA Medical         5/12 at 101.00         AA            695,624
                 Center, Series 2004A, 5.500%, 5/15/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,060   Total Health Care                                                                                         4,003,419
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.2% (1.4% OF TOTAL INVESTMENTS)

          400   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            406,908
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        2,325   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aaa          2,363,107
                 Bonds, Series 2006K, 5.500%, 2/01/42 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,100   California Housing Finance Agency, Single Family Mortgage              2/09 at 100.75         AA          1,103,421
                 Bonds, Series 1997C-2-II, 5.625%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,825   Total Housing/Single Family                                                                               3,873,436
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 24.4% (16.4% OF TOTAL INVESTMENTS)

        1,460   ABC Unified School District, Los Angeles County, California,           8/10 at 101.00         A+          1,554,710
                 General Obligation Bonds, Series 2000B, 5.750%, 8/01/16 -
                 FGIC Insured

        1,425   Bassett Unified School District, Los Angeles County, California,       8/16 at 100.00         A-          1,440,575
                 General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 -
                 FGIC Insured

        3,000   California State, General Obligation Bonds, Series 2006,               9/16 at 100.00        AAA          2,783,760
                 4.500%, 9/01/36 - FSA Insured

        4,400   California, General Obligation Bonds, Series 2003,                     2/13 at 100.00         AA          4,393,928
                 5.000%, 2/01/31 - MBIA Insured

        3,000   California, General Obligation Veterans Welfare Bonds,                12/08 at 100.00         AA          2,999,760
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                 (Alternative Minimum Tax)

        3,200   Coast Community College District, Orange County, California,           8/18 at 100.00        AAA          2,451,136
                 General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 -
                 FSA Insured

        1,105   Fontana Unified School District, San Bernardino County, California,    8/18 at 100.00        AAA          1,338,862
                 General Obligation Bonds, Trust 2668, 13.010%, 8/01/28 -
                 FSA Insured (IF)


                                       29

NCL

Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,910   Fresno Unified School District, Fresno County, California,               No Opt. Call         AA       $  2,122,220
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured

        1,255   Los Angeles Community College District, Los Angeles County,            8/15 at 100.00        AAA          1,304,020
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        4,000   Los Angeles Unified School District, Los Angeles County, California,   7/17 at 100.00        AAA          3,990,800
                 General Obligation Bonds, Series 2007A, 4.500%, 7/01/24 -
                 FSA Insured

                Los Rios Community College District, Sacramento, El Dorado and
                Yolo Counties, California, General Obligation Bonds, Series
                2006C:
        2,110    5.000%, 8/01/21 - FSA Insured (UB)                                    8/14 at 102.00        AAA          2,236,558
        3,250    5.000%, 8/01/22 - FSA Insured (UB)                                    8/14 at 102.00        AAA          3,434,828
        3,395    5.000%, 8/01/23 - FSA Insured (UB)                                    8/14 at 102.00        AAA          3,574,018

        1,270   Merced City School District, Merced County, California, General        8/13 at 100.00          A          1,305,052
                 Obligation Bonds, Series 2004, 5.000%, 8/01/22 - FGIC Insured

          305   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            310,161
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        2,500   Sacramento City Unified School District, Sacramento County,            7/15 at 100.00        Aa3          2,556,475
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        1,125   San Diego Unified School District, California, General Obligation        No Opt. Call         AA            596,745
                 Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 -
                 FGIC Insured

        2,000   San Francisco Community College District, California, General          6/10 at 102.00        Aa3          2,018,420
                 Obligation Bonds, Series 2002A, 5.000%, 6/15/26 - FGIC Insured

        1,000   San Ramon Valley Unified School District, Contra Costa County,         8/14 at 100.00        AAA          1,027,270
                 California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/24 - FSA Insured

        2,445   Washington Unified School District, Yolo County, California,           8/13 at 100.00         A-          2,501,064
                 General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       44,155   Total Tax Obligation/General                                                                             43,940,362
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 49.5% (33.2% OF TOTAL INVESTMENTS)

                Anaheim Public Finance Authority, California, Subordinate Lease
                Revenue Bonds, Public Improvement Project, Series 1997C:
        5,130    0.000%, 9/01/18 - FSA Insured                                           No Opt. Call        AAA          3,281,097
        8,000    0.000%, 9/01/21 - FSA Insured                                           No Opt. Call        AAA          4,230,160

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,535    5.000%, 12/01/20 - AMBAC Insured                                     12/13 at 100.00         AA          1,592,271
        1,780    5.000%, 12/01/23 - AMBAC Insured                                     12/13 at 100.00         AA          1,821,955

        3,725   California State Public Works Board, Lease Revenue Bonds,              1/16 at 100.00         AA          4,038,533
                 Department of Corrections & Rehabilitation, Series 2005J,
                 5.000%, 1/01/17 - AMBAC Insured

          380   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            369,398
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        6,000   El Monte, California, Senior Lien Certificates of Participation,       1/11 at 100.00         AA          6,052,259
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        8,280   Fontana Public Financing Authority, California, Tax Allocation        10/15 at 100.00         AA          8,109,265
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

        3,000   Galt Schools Joint Powers Authority, Sacramento County,               11/08 at 101.00         AA          3,043,320
                 California, Revenue Refunding Bonds, High School and
                 Elementary School Facilities, Series 1997A,
                 5.875%, 11/01/24 - MBIA Insured

        3,015   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00        AAA          3,114,344
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 14.214%, 6/01/45 - AGC Insured (IF)


                                       30

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       4,500   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00          A       $  3,165,480
                 Enhanced Tobacco Settlement Revenue Bonds, Residual
                 Series 2040, 10.510%, 6/01/45 - FGIC Insured (IF)

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                Trust 2448:
        5,025    11.686%, 6/01/35 - FGIC Insured (IF)                                  6/15 at 100.00          A          3,361,323
          585    11.691%, 6/01/38 - FGIC Insured (IF)                                  6/15 at 100.00          A            382,590

        1,255   Hesperia Public Financing Authority, California,                       9/17 at 100.00       Baa1          1,110,060
                 Redevelopment and Housing Projects Tax Allocation Bonds,
                 Series 2007A, 5.000%, 9/01/37 - XLCA Insured

        1,700   Hesperia Unified School District, San Bernardino County,               2/17 at 100.00         AA          1,628,192
                 California, Certificates of Participation, Capital Improvement,
                 Series 2007, 5.000%, 2/01/41 - AMBAC Insured

        1,810   Kern County Board of Education, California, Certificates of            5/10 at 100.00        Aaa          1,820,516
                 Participation Refunding, Series 1998A, 5.200%, 5/01/28 -
                 MBIA Insured

        5,000   La Quinta Redevelopment Agency, California, Tax Allocation             9/08 at 101.00         AA          5,013,050
                 Refunding Bonds, Redevelopment Project Area 1, Series 1998,
                 5.200%, 9/01/28 - AMBAC Insured

        2,185   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3          2,123,099
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,000   Los Angeles Community Redevelopment Agency, California,               12/14 at 100.00        AAA          1,027,150
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,250   Los Angeles County Metropolitan Transportation Authority,              7/13 at 100.00        AAA          1,307,738
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

        4,000   Los Angeles, California, Certificates of Participation, Municipal      6/13 at 100.00         AA          3,977,200
                 Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 -
                 AMBAC Insured

        3,000   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00        AA-          2,849,250
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        6,120   Moreno Valley Community Redevelopment Agency, California,              8/17 at 100.00         AA          5,872,323
                 Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 -
                 AMBAC Insured

        4,140   Plumas County, California, Certificates of Participation, Capital      6/13 at 101.00         AA          4,124,227
                 Improvement Program, Series 2003A, 5.000%, 6/01/28 -
                 AMBAC Insured

          390   Poway Redevelopment Agency, California, Tax Allocation                12/10 at 102.00        AAA            413,735
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

          325   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            311,084
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,000   Rocklin Unified School District, Placer County, California,            9/13 at 100.00         AA          1,014,580
                 Special Tax Bonds, Community Facilities District 1, Series 2004,
                 5.000%, 9/01/25 - MBIA Insured

          405   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            406,912
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        5,000   San Bernardino Joint Powers Financing Authority, California,           9/09 at 102.00         AA          5,238,650
                 Certificates of Participation Refunding, Police Station Financing
                 Project, Series 1999, 5.500%, 9/01/20 - MBIA Insured

        1,500   San Jose Redevelopment Agency, California, Tax Allocation              8/15 at 100.00         AA          1,479,465
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                 MBIA Insured

        5,510   Sweetwater Union High School District Public Financing Authority,      9/15 at 100.00        AAA          5,607,692
                 California, Special Tax Revenue Bonds, Series 2005A,
                 5.000%, 9/01/28 - FSA Insured

        1,020   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AA            999,610
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       97,565   Total Tax Obligation/Limited                                                                             88,886,528
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NCL

Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.0% (4.7% OF TOTAL INVESTMENTS)

$       6,500   Foothill/Eastern Transportation Corridor Agency, California,            1/10 at 65.32         AA       $  3,745,690
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/18 - MBIA Insured

        4,000   Orange County Transportation Authority, California, Toll Road          8/13 at 100.00         AA          4,190,240
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/18 - AMBAC Insured

        5,000   San Francisco Airports Commission, California, Revenue Refunding       5/11 at 100.00         AA          4,709,150
                 Bonds, San Francisco International Airport, Second Series 2001,
                 Issue 27A, 5.250%, 5/01/31 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       15,500   Total Transportation                                                                                     12,645,080
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 28.8% (19.3% OF TOTAL INVESTMENTS) (4)

        1,380   California Educational Facilities Authority, Revenue Bonds,           11/10 at 100.00     A2 (4)          1,492,056
                 University of the Pacific, Series 2000, 5.875%, 11/01/20
                 (Pre-refunded 11/01/10) - MBIA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, Asian Art Museum of San Francisco, Series 2000:
        1,295    5.500%, 6/01/19 (Pre-refunded 6/01/10) - MBIA Insured                 6/10 at 101.00        AAA          1,384,756
        1,000    5.500%, 6/01/20 (Pre-refunded 6/01/10) - MBIA Insured                 6/10 at 101.00        AAA          1,069,310

        2,250   California State, General Obligation Bonds, Series 2004,               4/14 at 100.00        AAA          2,498,243
                 5.000%, 4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                 3/10 at 101.00        AAA          8,502,202
        1,900    5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                 3/10 at 101.00        AAA          2,020,536

        2,260   Central Unified School District, Fresno County, California,            3/09 at 100.00     AA (4)          2,296,341
                 General Obligation Bonds, Series 1993, 5.625%, 3/01/18 -
                 AMBAC Insured (ETM)

        3,000   Escondido Union High School District, San Diego County, California,   11/08 at 100.00     AA (4)          3,017,910
                 General Obligation Bonds, Series 1996, 5.700%, 11/01/10 -
                 MBIA Insured (ETM)

                Fresno Unified School District, Fresno County, California, General
                Obligation Bonds, Series 2001F:
        1,065    5.125%, 8/01/21 - FSA Insured (ETM)                                   8/09 at 102.00        AAA          1,106,429
        1,160    5.125%, 8/01/22 - FSA Insured (ETM)                                   8/09 at 102.00        AAA          1,205,124
        1,220    5.125%, 8/01/23 - FSA Insured (ETM)                                   8/09 at 102.00        AAA          1,267,458

        1,500   Hacienda La Puente Unified School District, Los Angeles County,        8/10 at 101.00     AA (4)          1,607,310
                 California, General Obligation Bonds, Series 2000A,
                 5.250%, 8/01/25 (Pre-refunded 8/01/10) - MBIA Insured

        3,865   Los Angeles County Metropolitan Transportation Authority,              7/10 at 101.00     AA (4)          4,132,574
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Bonds, Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10) -
                 FGIC Insured

                Manteca Unified School District, San Joaquin County, California,
                General Obligation Bonds, Series 2004:
        1,000    5.250%, 8/01/21 (Pre-refunded 8/01/14) - FSA Insured                  8/14 at 100.00        AAA          1,128,050
        1,000    5.250%, 8/01/22 (Pre-refunded 8/01/14) - FSA Insured                  8/14 at 100.00        AAA          1,128,050

        2,500   Oakland, California, Insured Revenue Bonds, 1800 Harrison              1/10 at 100.00     AA (4)          2,637,025
                 Foundation - Kaiser Permanente, Series 1999A,
                 6.000%, 1/01/29 (Pre-refunded 1/01/10) - AMBAC Insured

        1,610   Poway Redevelopment Agency, California, Tax Allocation                12/10 at 102.00     A2 (4)          1,771,596
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA Insured

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/12 at 101.00        AAA          3,866,695
                 Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) -
                 FSA Insured

        4,320   Riverside County, California, GNMA Mortgage-Backed Securities            No Opt. Call        AAA          5,646,154
                 Program Single Family Mortgage Revenue Bonds, Series 1987B,
                 8.625%, 5/01/16 (Alternative Minimum Tax) (ETM)

        1,690   Sacramento City Financing Authority, California, Capital              12/09 at 102.00     AA (4)          1,807,320
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded 12/01/09) -
                 AMBAC Insured


                                       32

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   Sacramento County Sanitation District Financing Authority,            12/10 at 101.00     AA (4)        $ 1,084,510
                 California, Revenue Bonds, Series 2000A, 5.500%, 12/01/20
                 (Pre-refunded 12/01/10) - AMBAC Insured

          905   University of California, Hospital Revenue Bonds, UCLA Medical         5/12 at 101.00     AA (4)          1,008,532
                 Center, Series 2004A, 5.500%, 5/15/18 (Pre-refunded 5/15/12) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       47,415   Total U.S. Guaranteed                                                                                    51,678,181
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.8% (5.3% OF TOTAL INVESTMENTS)

        3,740   California Pollution Control Financing Authority, Revenue              9/09 at 101.00         AA          3,590,961
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999B, 5.450%, 9/01/29 - MBIA Insured

          670   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            613,345
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

          100   Sacramento City Financing Authority, California, Capital              12/09 at 102.00         AA            105,943
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

        1,950   Salinas Valley Solid Waste Authority, California, Revenue Bonds,       8/12 at 100.00         AA          1,877,499
                 Series 2002, 5.250%, 8/01/27 - AMBAC Insured
                 (Alternative Minimum Tax)

                Santa Clara, California, Subordinate Electric Revenue Bonds,
                Series 2003A:
        2,800    5.000%, 7/01/24 - MBIA Insured                                        7/13 at 100.00         AA          2,863,756
        5,000    5.000%, 7/01/28 - MBIA Insured                                        7/13 at 100.00         AA          5,016,700

------------------------------------------------------------------------------------------------------------------------------------
       14,260   Total Utilities                                                                                          14,068,204
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 21.2% (14.3% OF TOTAL INVESTMENTS)

        2,975   Chino Basin Regional Finance Authority, California, Sewerage           2/09 at 100.00         AA          2,983,806
                 System Revenue Bonds, Inland Empire Utilities Agency,
                 Series 1994, 6.000%, 8/01/16 - AMBAC Insured

        2,000   El Dorado Irrigation District, California, Water and Sewer             3/14 at 100.00          A          2,031,220
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

          750   Fortuna Public Finance Authority, California, Water Revenue           10/16 at 100.00        AAA            751,448
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          460   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            450,538
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        2,700   Los Angeles County Sanitation Districts Financing Authority,          10/13 at 100.00        AAA          2,824,632
                 California, Senior Revenue Bonds, Capital Projects, Series 2003A,
                 5.000%, 10/01/21 - FSA Insured

        2,000   Los Angeles, California, Wastewater System Revenue Bonds,              6/15 at 100.00         AA          1,904,900
                 Series 2005A, 4.500%, 6/01/29 - MBIA Insured

          430   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AA            424,217
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

       12,000   Orange County Sanitation District, California, Certificates of         8/13 at 100.00        AAA         11,965,917
                 Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured

        1,520   San Buenaventura, California, Water Revenue Certificates of           10/14 at 100.00         AA          1,528,649
                 Participation, Series 2004, 5.000%, 10/01/25 - AMBAC Insured

        3,675   San Dieguito Water District, California, Water Revenue Bonds,         10/14 at 100.00        AA-          3,775,695
                 Series 2004, 5.000%, 10/01/23 - FGIC Insured

                Santa Clara Valley Water District, California, Certificates of
                Participation, Series 2004A:
        1,400    5.000%, 2/01/19 - FGIC Insured                                        2/14 at 100.00        AA+          1,463,224
          445    5.000%, 2/01/20 - FGIC Insured                                        2/14 at 100.00        AA+            461,216
          465    5.000%, 2/01/21 - FGIC Insured                                        2/14 at 100.00        AA+            479,671


                                       33


NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,500   West Basin Municipal Water District, California, Revenue               8/13 at 100.00         AA       $  2,503,150
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/30 -
                 MBIA Insured

                Yorba Linda Water District, California, Certificates of Participation,
                Highland Reservoir Renovation, Series 2003:
        2,010    5.000%, 10/01/28 - FGIC Insured                                      10/13 at 100.00        AAA          2,035,105
        2,530    5.000%, 10/01/33 - FGIC Insured                                      10/13 at 100.00        AAA          2,546,825

------------------------------------------------------------------------------------------------------------------------------------
       37,860   Total Water and Sewer                                                                                    38,130,213
------------------------------------------------------------------------------------------------------------------------------------
$     274,885   Total Investments (cost $266,598,998) - 148.9%                                                           267,578,980
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.2)%                                                                      (11,060,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      3,039,610
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (44.4)% (5)                                       (79,825,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $179,733,590
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.8%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NCU
Nuveen California Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.8% (4.6% OF TOTAL INVESTMENTS)

$       1,500   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00       Baa3       $  1,394,700
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

          265   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00        BBB            241,513
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        3,245   California Statewide Financing Authority, Tobacco Settlement           5/12 at 100.00       Baa3          2,981,182
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

        1,350   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB            758,471
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
        6,360   Total Consumer Staples                                                                                    5,375,866
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 5.5% (3.7% OF TOTAL INVESTMENTS)

           70   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3             67,482
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           45    5.000%, 11/01/21                                                     11/15 at 100.00         A2             45,783
           60    5.000%, 11/01/25                                                     11/15 at 100.00         A2             60,427

          556   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        AA-            525,109
                 University of California Regents, Trust 1065,
                 13.699%, 3/01/33 (IF)

        2,000   California State University, Systemwide Revenue Bonds,                11/15 at 100.00         AA          2,029,960
                 Series 2005C, 5.000%, 11/01/27 - MBIA Insured

        1,500   University of California, Revenue Bonds, Multi-Purpose                 5/13 at 100.00         AA          1,618,185
                 Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        4,231   Total Education and Civic Organizations                                                                   4,346,946
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 0.5% (0.4% OF TOTAL INVESTMENTS)

          500   Virgin Islands Public Finance Authority, Revenue Bonds,                1/15 at 100.00        BBB            419,885
                 Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.1% (15.6% OF TOTAL INVESTMENTS)

        4,705   California Health Facilities Financing Authority, Hospital Revenue    11/08 at 100.00        CCC          4,481,842
                 Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

          155   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00         A+            146,876
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        3,525   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        Aa3          3,435,747
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,500   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00         A+          1,510,695
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

          685   California Municipal Financing Authority, Certificates of              2/17 at 100.00       Baa2            592,450
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46


                                       35

NCU
Nuveen California Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         377   California Statewide Communities Development Authority,                7/18 at 100.00        AAA       $    388,947
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

        1,000   California Statewide Community Development Authority, Insured         10/17 at 100.00         A+            929,160
                 Health Facility Revenue Bonds, Henry Mayo Newhall Memorial
                 Hospital, Series 2007A, 5.000%, 10/01/37

        2,180   California Statewide Community Development Authority, Revenue          3/16 at 100.00         A+          2,051,838
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

          730   California Statewide Community Development Authority, Revenue          8/16 at 100.00         A+            728,423
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,000   California Statewide Community Development Authority, Revenue          4/17 at 100.00         A+            910,540
                 Bonds, Kaiser Permanente System, Series 2007A,
                 4.750%, 4/01/33

        2,100   California Statewide Community Development Authority, Revenue            No Opt. Call         AA          2,174,424
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        1,000   The Regents of the University of California, Medical Center            5/15 at 101.00         AA            925,590
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,957   Total Health Care                                                                                        18,276,532
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.5% (0.4% OF TOTAL INVESTMENTS)

          185   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            188,195
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

          175   California Housing Finance Agency, Single Family Mortgage              2/09 at 100.00         AA            175,445
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

           15   California Rural Home Mortgage Finance Authority,                        No Opt. Call        AAA             15,318
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 1996C, 7.500%, 8/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          375   Total Housing/Single Family                                                                                 378,958
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

          500   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB            428,725
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 26.1% (17.6% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                      11/13 at 100.00         A+          1,048,440
        1,500    5.000%, 2/01/31 - MBIA Insured                                        2/13 at 100.00         AA          1,497,930

                California, General Obligation Bonds, Series 2004:
        1,750    5.000%, 4/01/22                                                       4/14 at 100.00         A+          1,787,538
        1,400    5.200%, 4/01/26                                                       4/14 at 100.00         A+          1,427,930

        4,000   California, General Obligation Veterans Welfare Bonds,                12/08 at 100.00        AA-          3,824,800
                 Series 1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        6,000   Hartnell Community College District, California, General               6/16 at 100.00        AAA          6,131,100
                 Obligation Bonds, Series 2006B, 5.000%, 6/01/29 -
                 FSA Insured (UB)

        3,000   Pomona Unified School District, Los Angeles County, California,        8/11 at 103.00         AA          3,357,840
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

           15   Riverside Community College District, California, General              8/14 at 100.00         AA             15,877
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/22 -
                 MBIA Insured

          135   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            137,284
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,355   San Jose-Evergreen Community College District, Santa Clara             9/15 at 100.00         AA          1,382,832
                 County, California, General Obligation Bonds, Series 2005A,
                 5.000%, 9/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,155   Total Tax Obligation/General                                                                             20,611,571
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 42.8% (28.9% OF TOTAL INVESTMENTS)

$       1,000   Bell Community Redevelopment Agency, California, Tax Allocation       10/13 at 100.00       BBB+       $    961,640
                 Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 -
                 RAAI Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,695    5.000%, 12/01/22 - AMBAC Insured                                     12/13 at 100.00         AA          1,741,341
        1,865    5.000%, 12/01/24 - AMBAC Insured                                     12/13 at 100.00         AA          1,903,717

        5,920   California State Public Works Board, Lease Revenue Bonds,             11/09 at 101.00         AA          6,172,131
                 Department of Veterans Affairs, Southern California Veterans
                 Home - Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 -
                 AMBAC Insured

          905   California, Economic Recovery Revenue Bonds, Series 2004A,             7/14 at 100.00        AA+            990,586
                 5.000%, 7/01/15

          165   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            160,397
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          500   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA            479,760
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,450   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AA          1,019,988
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Trust Series 1500, 10.450%, 6/01/45 -
                 AMBAC Insured (IF)

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
           80    5.000%, 9/01/26                                                       9/16 at 100.00        N/R             72,450
          185    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            162,831

        3,500   Livermore Redevelopment Agency, California, Tax Allocation             8/11 at 100.00         AA          3,495,765
                 Revenue Bonds, Livermore Redevelopment Project Area,
                 Series 2001A, 5.000%, 8/01/26 - MBIA Insured

          310   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            301,218
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        2,000   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00        AA-          1,899,500
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        3,230   Murrieta Redevelopment Agency, California, Tax Allocation              8/15 at 100.00         AA          3,118,662
                 Bonds, Series 2005, 5.000%, 8/01/35 - MBIA Insured

        1,000   Poway, California, Community Facilities District 88-1, Special         2/09 at 102.00        N/R          1,022,520
                 Tax Refunding Bonds, Parkway Business Centre, Series 1998,
                 6.500%, 8/15/09

          155   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            148,363
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          190   Roseville, California, Certificates of Participation, Public Facilities, 8/13 at 100.00       AA            190,897
                 Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,500   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call         AA          1,632,855
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        3,000   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call        AA-          3,285,840
                 Refunding Bonds, Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority, California, Revenue
                Refunding Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                       9/08 at 101.00       Baa3          1,513,380
        1,000    5.800%, 9/01/27                                                       9/08 at 101.00       Baa3            993,740

          325   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AA            317,714
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

        2,050   Santa Barbara County, California, Certificates of Participation,      12/11 at 102.00         AA          2,173,451
                 Series 2001, 5.250%, 12/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       33,525   Total Tax Obligation/Limited                                                                             33,758,746
------------------------------------------------------------------------------------------------------------------------------------


                                       37

NCU

Nuveen California Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.4% (2.3% OF TOTAL INVESTMENTS)

$         780   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00         AA       $    790,288
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)

          165   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/18 at 100.00         AA            174,263
                 Bay Area Toll Bridge, Series 2008, Trust 2921,
                 13.428%, 4/01/39 (IF)

        2,000   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 100.00       BBB-          1,750,840
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,945   Total Transportation                                                                                      2,715,391
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 20.3% (13.7% OF TOTAL INVESTMENTS) (4)

        2,250   California Department of Water Resources, Power Supply                 5/12 at 101.00        Aaa          2,483,573
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

        3,000   California Infrastructure Economic Development Bank, First Lien          No Opt. Call        AAA          3,264,600
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/22 - FSA Insured (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        1,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          1,107,300
        1,000    5.500%, 6/01/33 (Pre-refunded 6/01/13)                                6/13 at 100.00        AAA          1,101,820

        3,495   Orange County Sanitation District, California, Certificates            8/13 at 100.00        AAA          3,904,998
                 of Participation, Series 2003, 5.250%, 2/01/21
                 (Pre-refunded 8/01/13) - FGIC Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,          7/10 at 100.00     AA (4)          2,127,760
                 Series 2000, 5.750%, 7/01/21 (Pre-refunded 7/01/10) -
                 MBIA Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista               3/24 at 100.00    N/R (4)          2,066,040
                 Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29 (Pre-refunded 3/15/24)

------------------------------------------------------------------------------------------------------------------------------------
       14,745   Total U.S. Guaranteed                                                                                    16,056,091
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.8% (5.3% OF TOTAL INVESTMENTS)

          890   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A            830,094
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          275   Los Angeles Department of Water and Power, California, Power           7/13 at 100.00         AA            284,785
                 System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                 MBIA Insured

          295   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            270,055
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        4,580   Sacramento Municipal Utility District, California, Electric Revenue    8/12 at 100.00        AAA          4,780,879
                 Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,040   Total Utilities                                                                                           6,165,813
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 10.5% (7.1% OF TOTAL INVESTMENTS)

        1,125   Burbank, California, Wastewater System Revenue Bonds,                  6/14 at 100.00         AA          1,147,455
                 Series 2004A, 5.000%, 6/01/23 - AMBAC Insured

        5,000   Culver City, California, Wastewater Facilities Revenue Refunding       9/09 at 102.00         A+          5,175,800
                 Bonds, Series 1999A, 5.700%, 9/01/29 - FGIC Insured


                                       38

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         205   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA       $    200,783
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        1,795   Woodbridge Irrigation District, California, Certificates of            7/13 at 100.00       BBB+          1,752,117
                 Participation, Water Systems Project, Series 2003,
                 5.500%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        8,125   Total Water and Sewer                                                                                     8,276,155
------------------------------------------------------------------------------------------------------------------------------------
$     116,458   Total Investments (cost $116,394,237) - 147.9%                                                          116,810,679
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.8)%                                                                      (8,562,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 17.4%                                                                    13,717,168
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (54.5)% (5)                                       (43,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 78,965,847
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.8%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NAC
Nuveen California Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.2% (4.2% OF TOTAL INVESTMENTS)

$       1,145   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00        BBB       $  1,043,519
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        7,500   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          6,278,550
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       24,265   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB         13,632,804
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       32,910   Total Consumer Staples                                                                                   20,954,873
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 5.9% (4.0% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3            279,569
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

       10,000   California Educational Facilities Authority, Revenue Bonds,           10/17 at 100.00        Aa1          9,467,200
                 University of Southern California, Series 2007A,
                 4.500%, 10/01/33 (UB)

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                     11/15 at 100.00         A2            203,482
          265    5.000%, 11/01/25                                                     11/15 at 100.00         A2            266,887

        2,343   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        AA-          2,212,823
                 University of California Regents, Trust 1065,
                 13.699%, 3/01/33 (IF)

          615   California Statewide Community Development Authority,                 10/13 at 100.00        N/R            608,266
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease Revenue        11/11 at 100.00         AA          3,197,550
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.500%, 11/01/17 - AMBAC Insured

        3,500   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00         AA          3,775,765
                 Series 2003A, 5.125%, 5/15/17 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       20,213   Total Education and Civic Organizations                                                                  20,011,542
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 22.3% (15.1% OF TOTAL INVESTMENTS)

        2,160   California Health Facilities Financing Authority, Health Facility      3/13 at 100.00          A          2,236,529
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/15

                California Health Facilities Financing Authority, Revenue Bonds,
                Kaiser Permanante System, Series 2006:
          660    5.000%, 4/01/37                                                       4/16 at 100.00         A+            625,409
       10,140    5.250%, 3/01/45                                                       3/16 at 100.00         A+          9,867,031

       14,895   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        Aa3         14,517,859
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

       10,000   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00         AA          9,950,500
                 Sutter Health, Series 2007A, 5.000%, 11/15/42 - MBIA Insured

        1,120   California Statewide Communities Development Authority, Revenue        3/15 at 100.00          A          1,051,994
                 Bonds, Adventist Health System West, Series 2005A,
                 5.000%, 3/01/35

        1,586   California Statewide Communities Development Authority,                7/18 at 100.00        AAA          1,638,433
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)


                                       40

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,535   California Statewide Communities Development Authority,                7/17 at 100.00        N/R       $  1,258,577
                 Revenue Bonds, ValleyCare Health System, Series 2007A,
                 5.125%, 7/15/31

        9,280   California Statewide Community Development Authority, Revenue          3/16 at 100.00         A+          8,734,429
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,095   California Statewide Community Development Authority, Revenue          8/16 at 100.00         A+          3,088,315
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

       10,000   California Statewide Community Development Authority, Revenue          3/16 at 100.00        AAA          9,936,500
                 Bonds, Kaiser Permanente System, 5.000%, 3/01/41 -
                 BHAC Insured (UB)

       10,500   Duarte, California, Certificates of Participation, City of Hope        4/09 at 101.00         A-         10,186,050
                 National Medical Center, Series 1999A, 5.250%, 4/01/31

        2,570   Rancho Mirage Joint Powers Financing Authority, California,            7/17 at 100.00         A3          2,347,438
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

------------------------------------------------------------------------------------------------------------------------------------
       77,541   Total Health Care                                                                                        75,439,064
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.4% (1.6% OF TOTAL INVESTMENTS)

        5,000   Contra Costa County, California, Multifamily Housing Revenue           6/09 at 102.00        N/R          5,030,400
                 Bonds, Delta View Apartments Project, Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

          320   Independent Cities Lease Finance Authority, California, Mobile         5/16 at 100.00        N/R            292,918
                 Home Park Revenue Bonds, San Juan Mobile Estates,
                 Series 2006B, 5.850%, 5/15/41

        1,725   Rohnert Park Finance Authority, California, Senior Lien                9/13 at 100.00         A+          1,661,744
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                 5.750%, 9/15/38

        1,120   Rohnert Park Finance Authority, California, Subordinate Lien           9/13 at 100.00        N/R          1,121,938
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                 6.625%, 9/15/38

------------------------------------------------------------------------------------------------------------------------------------
        8,165   Total Housing/Multifamily                                                                                 8,107,000
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          770   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            783,298
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.7% (1.2% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB          1,714,900
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

        5,120   California Statewide Communities Development Authority,                  No Opt. Call         BB          4,197,120
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,120   Total Industrials                                                                                         5,912,020
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.5% (1.7% OF TOTAL INVESTMENTS)

        8,500   Riverside County Public Financing Authority, California,               5/09 at 101.00       BBB-          8,313,850
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.800%, 5/15/29
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 14.8% (10.1% OF TOTAL INVESTMENTS)

        2,000   California, General Obligation Bonds, Series 2003,                    11/13 at 100.00         A+          2,096,880
                 5.250%, 11/01/19 - RAAI Insured

                California, General Obligation Bonds, Series 2004:
        5,000    5.125%, 4/01/23                                                       4/14 at 100.00         A+          5,117,950
        4,150    5.125%, 4/01/25                                                       4/14 at 100.00         A+          4,225,406

        4,435   California, General Obligation Refunding Bonds, Series 2002,             No Opt. Call         AA          5,080,736
                 6.000%, 4/01/16 - AMBAC Insured

        5,000   Coast Community College District, Orange County, California,           8/16 at 100.00        AAA          5,219,050
                 General Obligation Bonds, Series 2006B, 5.000%, 8/01/24 -
                 FSA Insured

        3,425   Coast Community College District, Orange County, California,           8/18 at 100.00        AAA          2,623,482
                 General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 -
                 FSA Insured

        5,000   Fresno Unified School District, Fresno County, California,               No Opt. Call         AA          5,555,550
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured


                                       41

NAC
Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       5,150   Hacienda La Puente Unified School District Facilities Financing          No Opt. Call        AAA       $  5,457,764
                 Authority, California, General Obligation Revenue Bonds,
                 Series 2007, 5.000%, 8/01/26 - FSA Insured

        5,210   Oak Valley Hospital District, Stanislaus County, California,           7/14 at 101.00         A3          5,059,796
                 General Obligation Bonds, Series 2005, 5.000%, 7/01/35 -
                 FGIC Insured

          575   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            584,729
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        5,000   San Diego Unified School District, San Diego County, California,       7/13 at 101.00        AAA          5,510,600
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/20 -
                 FSA Insured

        3,605   West Contra Costa Unified School District, Contra Costa County,        8/11 at 101.00        AAA          3,768,198
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       48,550   Total Tax Obligation/General                                                                             50,300,141
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.7% (17.4% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
        1,000    5.500%, 9/01/24                                                       9/14 at 102.00        N/R            957,430
          615    5.800%, 9/01/35                                                       9/14 at 102.00        N/R            591,901

        1,990   Borrego Water District, California, Community Facilities               8/17 at 102.00        N/R          1,860,292
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        1,990   Brentwood Infrastructure Financing Authority, California,              9/12 at 100.00        AAA          2,059,411
                 Infrastructure Revenue Refunding Bonds, Series 2002A,
                 5.125%, 9/02/24 - FSA Insured

                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds,
                Series 2001:
        1,110    5.375%, 11/01/18 - FSA Insured                                       11/11 at 100.00        AAA          1,180,674
        1,165    5.375%, 11/01/19 - FSA Insured                                       11/11 at 100.00        AAA          1,239,176

        2,000   Capistrano Unified School District, Orange County, California,         9/13 at 100.00        N/R          2,011,560
                 Special Tax Bonds, Community Facilities District 90-2 - Talega,
                 Series 2003, 6.000%, 9/01/33

          710   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            690,191
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,225   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA          1,175,412
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        3,490   Fontana, California, Senior Special Tax Refunding Bonds,               9/08 at 102.00         AA          3,603,251
                 Heritage Village Community Facilities District 2, Series 1998A,
                 5.250%, 9/01/17 - MBIA Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community               9/14 at 100.00        N/R          1,129,208
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        3,980   Garden Grove, California, Certificates of Participation, Financing     3/12 at 101.00         AA          4,190,741
                 Project, Series 2002A, 5.500%, 3/01/22 - AMBAC Insured

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                Trust 2448:
        9,425    11.686%, 6/01/35 - FGIC Insured (IF)                                  6/15 at 100.00          A          6,304,571
        1,105    11.691%, 6/01/38 - FGIC Insured (IF)                                  6/15 at 100.00          A            722,670

        2,850   Hesperia Community Redevelopment Agency, California,                   9/15 at 100.00         A-          2,727,963
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,500   Inglewood Redevelopment Agency, California, Tax Allocation               No Opt. Call         AA          4,780,080
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          345    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            312,442
          795    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            699,735


                                       42

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         675   Lammersville School District, San Joaquin County, California,          9/16 at 100.00        N/R       $    580,068
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        2,000   Lee Lake Water District, Riverside County, California, Special         9/13 at 102.00        N/R          2,010,580
                 Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax Allocation     8/17 at 100.00       BBB+            893,540
                 Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured

        1,290   Los Angeles Community Redevelopment Agency, California, Lease          9/15 at 100.00        Aa3          1,253,454
                 Revenue Bonds, Manchester Social Services Project, Series 2005,
                 5.000%, 9/01/37 - AMBAC Insured

        1,750   Los Angeles County Metropolitan Transportation Authority,              1/09 at 101.00        Aa3          1,755,880
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        1,530   Moreno Valley Unified School District, Riverside County,               3/14 at 100.00        AAA          1,567,684
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/24 - FSA Insured

        3,500   Murrieta Redevelopment Agency, California, Tax Allocation Bonds,       8/17 at 100.00         AA          3,365,390
                 Series 2007A, 5.000%, 8/01/37 - MBIA Insured

        9,200   Norco Redevelopment Agency, California, Tax Allocation Refunding       3/11 at 102.00         AA          9,573,520
                 Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 -
                 MBIA Insured

                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          545    5.000%, 9/01/26                                                       9/14 at 102.00        N/R            487,982
          250    5.000%, 9/01/33                                                       9/14 at 102.00        N/R            218,270

        3,290   Oakland Redevelopment Agency, California, Subordinate Lien             3/13 at 100.00         A-          3,549,976
                 Tax Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/16 - FGIC Insured

        5,600   Palm Springs Financing Authority, California, Lease Revenue           11/11 at 101.00         AA          5,740,224
                 Refunding Bonds, Convention Center Project, Series 2001A,
                 5.000%, 11/01/22 - MBIA Insured

        1,000   Palmdale Community Redevelopment Agency, California,                  12/14 at 100.00         AA          1,016,020
                 Tax Allocation Bonds, Merged Redevelopment Project Areas,
                 Series 2004, 5.000%, 12/01/24 - AMBAC Insured

        1,570   Poway Redevelopment Agency, California, Tax Allocation                12/10 at 102.00        AAA          1,665,550
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

          620   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            593,452
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,860   Riverside Redevelopment Agency, California, Tax Allocation             8/13 at 100.00         AA          1,900,325
                 Refunding Bonds, Merged Project Areas, Series 2003,
                 5.250%, 8/01/22 - MBIA Insured

          770   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            773,634
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call         AA          2,680,075
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        1,150   Sacramento, California, Special Tax Bonds, North Natomas               9/14 at 100.00        N/R          1,152,001
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

        2,695   San Jose Financing Authority, California, Lease Revenue Refunding      6/12 at 100.00        AA+          2,839,587
                 Bonds, Civic Center Project, Series 2002B, 5.250%, 6/01/19 -
                 AMBAC Insured

        1,000   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AA            980,010
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

        2,810   West Patterson Financing Authority, California, Special Tax Bonds,     9/13 at 103.00        N/R          2,899,976
                 Community Facilities District 01-1, Series 2003B,
                 7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California, Special Tax Bonds,     9/13 at 102.00        N/R          1,879,440
                 Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

        1,350   West Patterson Financing Authority, California, Special Tax Bonds,     9/13 at 103.00        N/R          1,295,487
                 Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
       89,375   Total Tax Obligation/Limited                                                                             86,908,833
------------------------------------------------------------------------------------------------------------------------------------


                                       43

NAC
Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 19.3% (13.1% OF TOTAL INVESTMENTS)

$       1,430   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00         AA       $  1,448,862
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)

          610   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/18 at 100.00         AA            644,245
                 Bay Area Toll Bridge, Series 2008, Trust 2921,
                 13.428%, 4/01/39 (IF)

        8,150   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 101.00       BBB-          7,924,571
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 5.750%, 1/15/40

        8,515   Los Angeles Harbors Department, California, Revenue Refunding          8/11 at 100.00         AA          8,650,048
                 Bonds, Series 2001B, 5.500%, 8/01/18 - AMBAC Insured
                 (Alternative Minimum Tax)

          120   Palm Springs Financing Authority, California, Palm Springs             7/14 at 102.00        N/R            113,723
                 International Airport Revenue Bonds, Series 2006,
                 5.450%, 7/01/20 (Alternative Minimum Tax)

       23,000   Port of Oakland, California, Revenue Bonds, Series 2000K,              5/10 at 100.00         A+         23,023,229
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       23,275   San Francisco Airports Commission, California, Revenue Bonds,          5/10 at 101.00        AAA         23,610,625
                 San Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       65,100   Total Transportation                                                                                     65,415,303
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 28.1% (19.1% OF TOTAL INVESTMENTS) (4)

        9,750   California Department of Water Resources, Power Supply                 5/12 at 101.00        Aaa         10,762,148
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

          115   California Department of Water Resources, Water System Revenue        12/11 at 100.00        Aaa            125,647
                 Bonds, Central Valley Project, Series 2001W, 5.250%, 12/01/22
                 (Pre-refunded 12/01/11) - FSA Insured

        1,500   California Health Facilities Financing Authority, Revenue Bonds,      12/09 at 101.00    N/R (4)          1,593,735
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        8,400   California Health Facilities Financing Authority, Revenue Bonds,      10/08 at 101.00        AAA          8,505,756
                 Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/14 (ETM)

          715   California Statewide Community Development Authority,                 10/15 at 100.00    N/R (4)            758,243
                 Revenue Bonds, Thomas Jefferson School of Law, Series 2005A,
                 4.875%, 10/01/31 (Pre-refunded 10/01/15)

        8,000   Central California Joint Powers Health Finance Authority,              2/10 at 101.00        AAA          8,529,280
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30
                 (Pre-refunded 2/01/10)

        4,850   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          5,291,641
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00    N/R (4)          2,290,616
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)

        1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00    N/R (4)          1,545,436
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34 (Pre-refunded 9/01/13)

       10,845   Los Angeles Unified School District, California, General               7/12 at 100.00     AA (4)         11,858,247
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19
                 (Pre-refunded 7/01/12) - MBIA Insured

                Northern California Tobacco Securitization Authority, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31 (Pre-refunded 6/01/11)                                6/11 at 100.00        AAA          2,698,175
        4,500    5.375%, 6/01/41 (Pre-refunded 6/01/11)                                6/11 at 100.00        AAA

        5,840   Orange County Water District, California, Revenue Certificates         8/09 at 101.00    AA+ (4)          6,036,166
                 of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)

        6,530   Poway Redevelopment Agency, California, Tax Allocation                12/10 at 102.00     A2 (4)          7,185,416
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA Insured


                                       44

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       4,000   Puerto Rico, General Obligation and Public Improvement Bonds,          7/10 at 100.00     AA (4)       $  4,255,520
                 Series 2000, 5.750%, 7/01/16 (Pre-refunded 7/01/10) -
                 MBIA Insured

        2,860   Tobacco Securitization Authority of Southern California, Tobacco       6/12 at 100.00        AAA          3,135,304
                 Settlement Asset-Backed Bonds, San Diego County Tobacco
                 Asset Securitization Corporation, Senior Series 2001A, 5.250%,
                 6/01/27 (Pre-refunded 6/01/12)

          700   University of California, Certificates of Participation, San Diego     1/10 at 101.00    Aa1 (4)            736,946
                 and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/22 (Pre-refunded 1/01/10)

       11,305   University of California, Revenue Bonds, Multi-Purpose Projects,       9/10 at 101.00     AA (4)         12,084,253
                 Series 2002O, 5.000%, 9/01/21 (Pre-refunded 9/01/10) -
                 FGIC Insured

        2,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian      6/12 at 101.00     A+ (4)          2,802,175
                 Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       88,185   Total U.S. Guaranteed                                                                                    95,066,359
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.8% (6.0% OF TOTAL INVESTMENTS)

        3,630   Imperial Irrigation District, California, Certificates of             11/13 at 100.00        AAA          3,767,722
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        3,775   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A          3,285,043
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        7,000   Los Angeles Department of Water and Power, California,                 7/11 at 100.00        AAA          7,281,820
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured

        8,370   Los Angeles Department of Water and Power, California,                 7/11 at 100.00         AA          8,795,949
                 Power System Revenue Bonds, Series 2001A-2,
                 5.375%, 7/01/19 - MBIA Insured

        5,500   Los Angeles Department of Water and Power, California,                 7/15 at 100.00        Aaa          5,569,575
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured (UB)

        1,270   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-          1,162,609
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,545   Total Utilities                                                                                          29,862,718
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.3% (6.3% OF TOTAL INVESTMENTS)

        9,050   California Department of Water Resources, Water System Revenue        12/11 at 100.00        AAA          9,487,296
                 Bonds, Central Valley Project, Series 2001W, 5.250%, 12/01/22 -
                 FSA Insured

          875   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            857,001
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        2,500   Indio Water Authority, California, Water Revenue Bonds,                4/16 at 100.00         AA          2,503,025
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          835   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AA            823,769
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        8,250   Pico Rivera Water Authority, California, Revenue Bonds,               12/11 at 102.00        N/R          8,250,825
                 Series 2001A, 6.250%, 12/01/32

        1,855   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,            7/18 at 100.00       BBB-          1,944,708
                 Senior Lien Series 2008A, 6.000%, 7/01/38


                                       45

NAC
Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,250   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00         AA       $  2,264,200
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        5,115   San Francisco City and County Public Utilities Commission,            11/12 at 100.00         AA          5,348,500
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,730   Total Water and Sewer                                                                                    31,479,324
------------------------------------------------------------------------------------------------------------------------------------
$     506,704   Total Investments (cost $502,078,399) - 147.2%                                                          498,554,325
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.6)%                                                                      (32,605,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      8,307,313
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (40.0)% (5)                                      (135,525,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $338,731,638
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.2%.

               N/R  Not rated.

               (ETM) Escrowed to maturity.

               (IF) Inverse floating rate investment.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.4% (4.9% OF TOTAL INVESTMENTS)

$         710   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00        BBB       $    647,073
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,625   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00       Baa3          4,134,473
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        4,000   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          3,348,560
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       13,480   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB          7,573,468
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       22,815   Total Consumer Staples                                                                                   15,703,574
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 13.0% (8.6% OF TOTAL INVESTMENTS)

        2,000   California Educational Facilities Authority, Revenue Bonds,            6/11 at 101.00        AAA          2,035,940
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

          180   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3            173,525
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific,  Series 2006:
          125    5.000%, 11/01/21                                                     11/15 at 100.00         A2            127,176
          165    5.000%, 11/01/25                                                     11/15 at 100.00         A2            166,175

        6,375   California Educational Facilities Authority, Student Loan Revenue      9/08 at 102.00         A2          6,215,051
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        1,472   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        AA-          1,390,216
                 University of California Regents, Trust 1065, 13.699%, 3/01/33 (IF)

       10,570   California State Public Works Board, Lease Revenue Bonds,             10/12 at 100.00        AAA         11,258,423
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.375%, 10/01/18 - FSA Insured

          620   California Statewide Community Development Authority, Revenue         10/13 at 100.00        N/R            613,211
                 Bonds, Notre Dame de Namur University, Series 2003,
                 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease Revenue        11/11 at 101.00         AA          3,008,670
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        2,680   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00         AA          2,673,407
                 Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       27,187   Total Education and Civic Organizations                                                                  27,661,794
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.7% (11.1% OF TOTAL INVESTMENTS)

        2,000   California Health Facilities Financing Authority, Revenue Bonds,       4/12 at 100.00       BBB+          2,035,820
                 Casa Colina Inc., Series 2001, 6.000%, 4/01/22

          415   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00         A+            393,250
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        9,260   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        Aa3          9,025,536
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)


                                       47

NVX
Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         500   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00         A+       $    503,565
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        2,520   California Statewide Communities Development Authority,                3/15 at 100.00          A          2,366,986
                 Revenue Bonds, Adventist Health System West, Series 2005A,
                 5.000%, 3/01/35

                California Statewide Communities Development Authority, Revenue
                Bonds, Saint Joseph Health System, Trust 2554:
          998    14.166%, 7/01/47 - FSA Insured (IF)                                   7/18 at 100.00        AAA          1,030,477
        1,325    14.144%, 7/01/47 - FSA Insured (IF)                                   7/18 at 100.00        AAA          1,368,805

          960   California Statewide Communities Development Authority, Revenue        7/17 at 100.00        N/R            787,123
                 Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31

        2,185   California Statewide Community Development Authority, Health             No Opt. Call         A+          2,355,496
                 Facility Revenue Refunding Bonds, Memorial Health Services,
                 Series 2003A, 6.000%, 10/01/11

        2,500   California Statewide Community Development Authority, Hospital         6/13 at 100.00        AAA          2,659,450
                 Revenue Bonds, Monterey Peninsula Hospital, Series 2003B,
                 5.250%, 6/01/18 - FSA Insured

        7,775   California Statewide Community Development Authority, Revenue          3/16 at 100.00         A+          7,317,908
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

          425   California Statewide Community Development Authority, Revenue          8/16 at 100.00         A+            424,082
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

        5,785   Rancho Mirage Joint Powers Financing Authority, California,            7/17 at 100.00         A3          5,284,019
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

------------------------------------------------------------------------------------------------------------------------------------
       36,648   Total Health Care                                                                                        35,552,517
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.2% (3.5% OF TOTAL INVESTMENTS)

        5,962   California Statewide Community Development Authority,                  6/11 at 102.00        AAA          6,153,201
                 Multifamily Housing Revenue Refunding Bonds, Claremont
                 Village Apartments, Series 2001D, 5.500%, 6/01/31
                 (Mandatory put 6/01/16) (Alternative Minimum Tax)

          205   Independent Cities Lease Finance Authority, California, Mobile         5/16 at 100.00        N/R            187,651
                 Home Park Revenue Bonds, San Juan Mobile Estates,
                 Series 2006B, 5.850%, 5/15/41

        1,055   Rohnert Park Finance Authority, California, Senior Lien Revenue        9/13 at 100.00         A+          1,016,313
                 Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                 5.750%, 9/15/38

          700   Rohnert Park Finance Authority, California, Subordinate Lien           9/13 at 100.00        N/R            701,211
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                 6.625%, 9/15/38

        3,045   Yucaipa Redevelopment Agency, California, Mobile Home Park             5/11 at 102.00        N/R          3,109,645
                 Revenue Bonds, Rancho del Sol and Grandview, Series 2001A,
                 6.750%, 5/15/36

------------------------------------------------------------------------------------------------------------------------------------
       10,967   Total Housing/Multifamily                                                                                11,168,021
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.0% (0.5% OF TOTAL INVESTMENTS)

          480   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            488,290
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        1,925   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        AA-            954,280
                 Bonds, Series 2007M, Trust 1021, 9.741%, 8/01/31
                 (Alternative Minimum Tax) (IF)

          480   California Rural Home Mortgage Finance Authority,                      6/11 at 102.00        AAA            491,366
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 2001A, 5.650%, 12/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,885   Total Housing/Single Family                                                                               1,933,936
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB          1,071,813
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

        3,175   California Statewide Communities Development Authority,                  No Opt. Call         BB          2,602,706
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,425   Total Industrials                                                                                         3,674,519
------------------------------------------------------------------------------------------------------------------------------------


                                       48

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.4% (1.6% OF TOTAL INVESTMENTS)

$       1,550   California Health Facilities Financing Authority, Cal-Mortgage         1/13 at 100.00         A+       $  1,568,817
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22

        3,750   California Statewide Communities Development Authority,               12/17 at 100.00       Baa1          3,511,463
                 Revenue Bonds, Inland Regional Center Project, Series 2007,
                 5.375%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        5,300   Total Long-Term Care                                                                                      5,080,280
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 10.0% (6.6% OF TOTAL INVESTMENTS)

       10,000   California State, General Obligation Bonds, Series 2006CD,            12/15 at 100.00        AA-          8,406,000
                 4.600%, 12/01/32 (Alternative Minimum Tax)

        3,615   Colton Joint Unified School District, San Bernardino County,           8/12 at 102.00          A          3,856,012
                 California, General Obligation Bonds, Series 2002A,
                 5.500%, 8/01/22 - FGIC Insured

                Contra Costa County Community College District, California,
                General Obligation Bonds, Series 2002:
        3,005    5.000%, 8/01/21 - FGIC Insured                                        8/12 at 100.00         AA          3,105,938
        3,300    5.000%, 8/01/22 - FGIC Insured                                        8/12 at 100.00         AA          3,396,987

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call         AA          2,074,800
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          355   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            361,007
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,275   Total Tax Obligation/General                                                                             21,200,744
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 22.9% (15.2% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
          650    5.500%, 9/01/24                                                       9/14 at 102.00        N/R            622,330
          385    5.800%, 9/01/35                                                       9/14 at 102.00        N/R            370,539

        1,240   Borrego Water District, California, Community Facilities               8/17 at 102.00        N/R          1,159,177
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        4,900   California State Public Works Board, Lease Revenue Bonds,             12/13 at 100.00          A          5,326,006
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        2,105   California, Economic Recovery Revenue Bonds, Series 2004A,             7/14 at 100.00        AA+          2,304,070
                 5.000%, 7/01/15

        1,200   Capistrano Unified School District, Orange County, California,         9/13 at 100.00        N/R          1,206,936
                 Special Tax Bonds, Community Facilities District 90-2 - Talega,
                 Series 2003, 6.000%, 9/01/33

          435   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            422,864
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        4,845   Encinitas Public Financing Authority, California, Lease Revenue       10/08 at 102.00         AA          4,917,723
                 Bonds, Acquisition Project, Series 2001A, 5.250%, 4/01/31 -
                 MBIA Insured

          750   Fontana, California, Special Tax Bonds, Sierra Community               9/14 at 100.00        N/R            752,805
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,785   Hawthorne Community Redevelopment Agency, California, Project          9/16 at 100.00         A-          1,769,471
                 Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 -
                 XLCA Insured

        1,800   Hesperia Unified School District, San Bernardino County, California,   2/17 at 100.00         AA          1,723,968
                 Certificates of Participation, Capital Improvement, Series 2007,
                 5.000%, 2/01/41 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          215    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            194,710
          495    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            435,684

        2,000   Lake Elsinore Public Finance Authority, California, Local Agency      10/13 at 102.00        N/R          2,029,940
                 Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20

          415   Lammersville School District, San Joaquin County, California,          9/16 at 100.00        N/R            356,634
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35


                                       49

NVX
Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,265   Lee Lake Water District, Riverside County, California, Special Tax     9/13 at 102.00        N/R       $  1,271,692
                 Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

          800   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            777,336
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        2,795   Los Angeles County Metropolitan Transportation Authority,              1/09 at 101.00        Aa3          2,804,391
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

          495   North Natomas Community Facilities District 4, Sacramento,             9/14 at 102.00        N/R            432,175
                 California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33

        2,000   Orange County, California, Special Tax Bonds, Community Facilities     8/11 at 101.00        N/R          1,939,300
                 District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33

          385   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            368,514
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          475   Roseville, California, Certificates of Participation, Public Facilities, 8/13 at 100.00       AA            477,242
                 Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

          700   Sacramento, California, Special Tax Bonds, North Natomas               9/14 at 100.00        N/R            701,218
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

        1,530   San Marcos Public Facilities Authority, California, Tax Allocation     8/15 at 100.00         AA          1,477,261
                 Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 -
                 AMBAC Insured

          825   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AA            806,504
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

        1,330   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AA          1,303,413
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

        1,930   West Patterson Financing Authority, California, Special Tax            9/13 at 103.00        N/R          1,978,578
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 6.750%, 9/01/30

          500   West Patterson Financing Authority, California, Special Tax            9/13 at 102.00        N/R            469,860
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

          850   West Patterson Financing Authority, California, Special Tax            9/13 at 103.00        N/R            815,677
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

       10,000   Western Placer Unified School District, Placer County, California,     8/18 at 100.00        AAA          9,540,600
                 Certificates of Participation, Series 2008, 5.000%, 8/01/47 -
                 AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
       49,100   Total Tax Obligation/Limited                                                                             48,756,618
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.9% (7.2% OF TOTAL INVESTMENTS)

        1,930   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00         AA          1,955,457
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31 (UB)

        1,055   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/18 at 100.00         AA          1,114,228
                 Bay Area Toll Bridge, Series 2008, Trust 2921,
                 13.428%, 4/01/39 (IF)

        7,000   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-          6,586,720
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        5,585   Port of Oakland, California, Revenue Bonds, Series 2002N,             11/12 at 100.00         AA          5,613,819
                 5.000%, 11/01/16 - MBIA Insured (Alternative Minimum Tax)

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue
                29A:
        2,430    5.250%, 5/01/18 - FGIC Insured (Alternative Minimum Tax)              5/13 at 100.00         A1          2,426,890
        2,555    5.250%, 5/01/19 - FGIC Insured (Alternative Minimum Tax)              5/13 at 100.00         A1          2,528,913

        1,000   San Francisco Airports Commission, California, Revenue Bonds,          5/13 at 100.00         A1          1,042,430
                 San Francisco International Airport, Second Series 2003,
                 Issue 29B, 5.125%, 5/01/17 - FGIC Insured


                                       50

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       2,000   San Francisco Airports Commission, California, Revenue                 5/12 at 100.00         AA       $  2,017,380
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2002, Issue 28A, 5.250%, 5/01/17 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       23,555   Total Transportation                                                                                     23,285,837
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 43.2% (28.7% OF TOTAL INVESTMENTS) (4)
        9,000   Anitoch Area Public Facilities Financing Agency, California,           8/11 at 100.00     AA (4)          9,770,489
                 Special Tax Bonds, Community Facilities District 1989-1,
                 Series 2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11) -
                 MBIA Insured

        6,000   California Department of Water Resources, Power Supply                 5/12 at 101.00        Aaa          6,622,860
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)

          450   California Statewide Community Development Authority, Revenue         10/15 at 100.00    N/R (4)            477,216
                 Bonds, Thomas Jefferson School of Law, Series 2005A,
                 4.875%, 10/01/31 (Pre-refunded 10/01/15)

        4,000   Daly City Housing Development Finance Agency, California,             12/13 at 102.00    N/R (4)          4,648,520
                 Mobile Home Park Revenue Bonds, Franciscan Mobile
                 Home Park Project, Series 2002A, 5.850%, 12/15/32
                 (Pre-refunded 12/15/13)

        4,900   East Bay Municipal Utility District, Alameda and Contra Costa          6/11 at 100.00    AA+ (4)          5,272,204
                 Counties, California, Water System Subordinated Revenue
                 Bonds, Series 2001, 5.000%, 6/01/26 (Pre-refunded 6/01/11) -
                 MBIA Insured

        2,985   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          3,256,814
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,170   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00    N/R (4)          1,381,454
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)

          885   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00    N/R (4)          1,024,503
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34 (Pre-refunded 9/01/13)

        7,530   Los Angeles Unified School District, California, General               7/10 at 100.00    AA- (4)          7,995,505
                 Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                 (Pre-refunded 7/01/10) - FGIC Insured

        9,510   Los Angeles Unified School District, California, General               7/12 at 100.00     AA (4)         10,398,518
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19
                 (Pre-refunded 7/01/12) - MBIA Insured

        3,000   Northern California Tobacco Securitization Authority, Tobacco          6/11 at 100.00        AAA          3,247,770
                 Settlement Asset-Backed Bonds, Series 2001A,
                 5.375%, 6/01/41 (Pre-refunded 6/01/11)

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                     No Opt. Call        AAA          2,324,460
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)

        6,000   Riverside County Redevelopment Agency, California, Tax                10/11 at 102.00     AA (4)          6,648,960
                 Allocation Bonds, Jurupa Valley Project Area, Series 2001,
                 5.250%, 10/01/35 (Pre-refunded 10/01/11) - AMBAC Insured

       12,090   Santa Clara Valley Transportation Authority, California, Sales         6/11 at 100.00        AAA         12,998,320
                 Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/25
                 (Pre-refunded 6/01/11) - MBIA Insured

        4,050   Santa Rosa High School District, Sonoma County, California,            5/11 at 101.00     A+ (4)          4,417,133
                 General Obligation Bonds, Series 2001, 5.300%, 5/01/26
                 (Pre-refunded 5/01/11) - FGIC Insured

        6,200   Southwestern Community College District, San Diego County,             8/11 at 101.00     AA (4)          6,810,762
                 California, General Obligation Bonds, Series 2001,
                 5.375%, 8/01/25 (Pre-refunded 8/01/11) - AMBAC Insured

        2,800   Tobacco Securitization Authority of Southern California, Tobacco       6/12 at 100.00        AAA          3,094,448
                 Settlement Asset-Backed Bonds, San Diego County Tobacco
                 Asset Securitization Corporation, Senior Series 2001A, 5.500%,
                 6/01/36 (Pre-refunded 6/01/12)

        1,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian      6/12 at 101.00     A+ (4)          1,681,305
                 Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       84,070   Total U.S. Guaranteed                                                                                    92,071,241
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 7.2% (4.8% OF TOTAL INVESTMENTS)

        5,000   Anaheim Public Finance Authority, California, Second Lien             10/14 at 100.00         AA          5,210,300
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        2,355   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A          2,049,345
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35


                                       51

NVX
Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,000   Los Angeles Department of Water and Power, California,                 7/13 at 100.00         AA       $  1,024,520
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/23 - MBIA Insured

          500   Los Angeles Department of Water and Power, California, Power           7/15 at 100.00        Aaa            506,325
                 System Revenue Bonds, Series 2008, 5.000%, 7/01/31 -
                 FSA Insured (UB)

          790   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            723,198
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        2,000   Santa Clara, California, Subordinate Electric Revenue Bonds,           7/13 at 100.00         AA          2,101,080
                 Series 2003A, 5.250%, 7/01/20 - MBIA Insured

        4,000   Southern California Public Power Authority, Natural Gas Project 1        No Opt. Call        AA-          3,713,440
                 Revenue Bonds, Series 2007A, 5.000%, 11/01/33

------------------------------------------------------------------------------------------------------------------------------------
       15,645   Total Utilities                                                                                          15,328,208
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.3% (6.2% OF TOTAL INVESTMENTS)

        1,400   Castaic Lake Water Agency, California, Certificates of Participation,  8/16 at 100.00         AA          1,393,672
                 Series 2006C, 5.000%, 8/01/36 - MBIA Insured

          545   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            533,789
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          750   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00         AA            754,733
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        1,700   San Buenaventura, California, Wastewater Revenue Certificates          3/14 at 100.00         AA          1,728,611
                 of Participation, Series 2004, 5.000%, 3/01/24 - MBIA Insured

        4,785   San Diego Public Facilities Financing Authority, California,           8/12 at 100.00         AA          4,927,020
                 Subordinate Lien Water Revenue Bonds, Series 2002,
                 5.000%, 8/01/21 - MBIA Insured

       10,000   San Francisco City and County Public Utilities Commission,             4/13 at 100.00         AA         10,512,999
                 California, Clean Water Revenue Refunding Bonds, Series 2003A,
                 5.250%, 10/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       19,180   Total Water and Sewer                                                                                    19,850,824
------------------------------------------------------------------------------------------------------------------------------------
$     324,052   Total Investments (cost $319,536,900) - 150.9%                                                          321,268,113
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.7)%                                                                      (10,004,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.5%                                                                     11,625,854
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (51.7)% (5)                                      (110,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $212,889,967
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.2%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.3% (4.9% OF TOTAL INVESTMENTS)

$       1,150   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00        BBB       $  1,048,076
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        7,500   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00        BBB          6,278,550
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       29,660   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB         16,663,876
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       38,310   Total Consumer Staples                                                                                   23,990,502
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.5% (4.4% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00         A3            279,569
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                     11/15 at 100.00         A2            203,482
          270    5.000%, 11/01/25                                                     11/15 at 100.00         A2            271,922

        3,825   California Educational Facilities Authority, Student Loan              9/08 at 102.00         A2          3,729,031
                 Revenue Bonds, Cal Loan Program, Series 2001A,
                 5.400%, 3/01/21 - MBIA Insured (Alternative Minimum Tax)

        2,354   California State Public Works Board, Lease Revenue Bonds,              3/18 at 100.00        AA-          2,223,212
                 University of California Regents, Trust 1065,
                 13.699%, 3/01/33 (IF)

        3,600   California State Public Works Board, Lease Revenue Bonds,             10/12 at 100.00        AAA          3,899,196
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.375%, 10/01/17 - FSA Insured

        6,000   California State University, Systemwide Revenue Bonds,                11/15 at 100.00         AA          6,089,880
                 Series 2005C, 5.000%, 11/01/27 - MBIA Insured

          620   California Statewide Community Development Authority, Revenue         10/13 at 100.00        N/R            613,211
                 Bonds, Notre Dame de Namur University, Series 2003,
                 6.500%, 10/01/23

        4,000   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00         AA          4,100,880
                 Series 2003A, 5.000%, 5/15/23 - AMBAC Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       21,159   Total Education and Civic Organizations                                                                  21,410,383
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.5% (16.5% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Revenue Bonds,
                Casa Colina Inc., Series 2001:
        4,000    6.000%, 4/01/22                                                       4/12 at 100.00       BBB+          4,071,640
        2,000    6.125%, 4/01/32                                                       4/12 at 100.00       BBB+          2,016,040

          670   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00         A+            634,885
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        9,330   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00        Aa3          8,385,058
                 Sutter Health Residual Trust 2061, 14.853%, 11/15/46 (IF)

        2,000   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00         AA          1,990,100
                 Sutter Health, Series 2007A, 5.000%, 11/15/42 - MBIA Insured

        9,000   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00         A+          9,064,170
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        2,520   California Statewide Communities Development Authority,                3/15 at 100.00          A          2,366,986
                 Revenue Bonds, Adventist Health System West, Series 2005A,
                 5.000%, 3/01/35


                                       53

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,594   California Statewide Communities Development Authority,                7/18 at 100.00        AAA       $  1,646,181
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

        1,575   California Statewide Communities Development Authority,                7/17 at 100.00        N/R          1,291,374
                 Revenue Bonds, ValleyCare Health System, Series 2007A,
                 5.125%, 7/15/31

        6,525   California Statewide Community Development Authority,                    No Opt. Call         A+          7,107,487
                 Health Facility Revenue Refunding Bonds, Memorial Health
                 Services, Series 2003A, 6.000%, 10/01/12

        6,450   California Statewide Community Development Authority,                  6/13 at 100.00        AAA          6,861,381
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

        4,500   California Statewide Community Development Authority, Insured          7/17 at 100.00        AAA          4,623,255
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2008K, 5.500%, 7/01/41 - AGC Insured

        7,665   California Statewide Community Development Authority,                 11/09 at 102.00         A+          7,814,161
                 Insured Mortgage Hospital Revenue Bonds, Mission Community
                 Hospital, Series 2001, 5.375%, 11/01/21

       12,425   California Statewide Community Development Authority,                  3/16 at 100.00         A+         11,694,534
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

          645   California Statewide Community Development Authority,                  8/16 at 100.00         A+            643,607
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

                Rancho Mirage Joint Powers Financing Authority, California,
                Revenue Bonds, Eisenhower Medical Center, Series 2007A:
        5,790    5.000%, 7/01/38                                                       7/17 at 100.00         A3          5,288,586
        5,540    5.000%, 7/01/47                                                       7/17 at 100.00         A3          4,969,879

------------------------------------------------------------------------------------------------------------------------------------
       82,229   Total Health Care                                                                                        80,469,324
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.3% (2.2% OF TOTAL INVESTMENTS)

          325   Independent Cities Lease Finance Authority, California, Mobile         5/16 at 100.00        N/R            297,495
                 Home Park Revenue Bonds, San Juan Mobile Estates,
                 Series 2006B, 5.850%, 5/15/41

        1,735   Rohnert Park Finance Authority, California, Senior Lien                9/13 at 100.00         A+          1,671,378
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003A, 5.750%, 9/15/38

        1,125   Rohnert Park Finance Authority, California, Subordinate Lien           9/13 at 100.00        N/R          1,126,946
                 Revenue Bonds, Rancho Feliz Mobile Home Park,
                 Series 2003B, 6.625%, 9/15/38

        3,610   San Bernardino County Housing Authority, California,                  11/11 at 105.00        Aaa          3,733,859
                 GNMA Collateralized Multifamily Mortgage Revenue Bonds,
                 Pacific Palms Mobile Home Park, Series 2001A,
                 6.700%, 12/20/41

                San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                Mortgage-Backed Securities Program, Lenzen Housing, Series
                2001B:
        1,250    5.350%, 2/20/26 (Alternative Minimum Tax)                             8/11 at 102.00        AAA          1,207,738
        2,880    5.450%, 2/20/43 (Alternative Minimum Tax)                             8/11 at 102.00        AAA          2,646,432

------------------------------------------------------------------------------------------------------------------------------------
       10,925   Total Housing/Multifamily                                                                                10,683,848
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.5% (1.1% OF TOTAL INVESTMENTS)
          785   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            798,557
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        8,485   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        AA-          4,206,269
                 Bonds, Series 2007M, Trust 1021, 9.741%, 8/01/31
                 (Alternative Minimum Tax) (IF)

------------------------------------------------------------------------------------------------------------------------------------
        9,270   Total Housing/Single Family                                                                               5,004,826
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00        BBB          1,714,900
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                 5.000%, 1/01/22 (Alternative Minimum Tax)

        5,205   California Statewide Communities Development Authority,                  No Opt. Call         BB          4,266,799
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,205   Total Industrials                                                                                         5,981,699
------------------------------------------------------------------------------------------------------------------------------------


                                       54

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6% (1.1% OF TOTAL INVESTMENTS)

$       2,450   California Health Facilities Financing Authority, Cal-Mortgage         1/13 at 100.00         A+       $  2,479,743
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22

                California Health Facilities Financing Authority, Insured Senior
                Living Revenue Bonds, Aldersly Project, Series 2002A:
        1,500    5.125%, 3/01/22                                                       3/12 at 101.00         A+          1,518,930
        1,315    5.250%, 3/01/32                                                       3/12 at 101.00         A+          1,304,467

------------------------------------------------------------------------------------------------------------------------------------
        5,265   Total Long-Term Care                                                                                      5,303,140
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 16.8% (11.3% OF TOTAL INVESTMENTS)

        9,335   California, General Obligation Bonds, Series 2002,                       No Opt. Call        AAA         10,879,102
                 6.000%, 2/01/16 - FSA Insured

           10   California, General Obligation Veterans Welfare Bonds,                12/08 at 100.00        AA-             10,090
                 Series 1997BJ, 5.500%, 12/01/18 (Alternative Minimum Tax)

       14,300   California, General Obligation Veterans Welfare Bonds,                12/08 at 100.00         AA         14,300,857
                 Series 2001BZ, 5.350%, 12/01/21 - MBIA Insured
                 (Alternative Minimum Tax)

        3,000   Contra Costa County Community College District, California,            8/12 at 100.00         AA          3,072,990
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/23 -
                 FGIC Insured

        2,500   Fullerton Joint Union High School District, Orange County,             8/12 at 100.00        Aaa          2,568,225
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/23 - FSA Insured

        2,260   Jurupa Unified School District, Riverside County, California,          8/11 at 101.00          A          2,336,365
                 General Obligation Bonds, Series 2002, 5.125%, 8/01/22 -
                 FGIC Insured

          870   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00        AAA            881,580
                 Series 2001, 5.000%, 7/01/24 - FSA Insured

          575   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            584,729
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

       10,810   San Diego Unified School District, San Diego County,                   7/11 at 102.00        AAA         11,700,527
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/26 - FSA Insured

        4,000   San Diego Unified School District, San Diego County,                   7/12 at 101.00         AA          4,356,520
                 California, General Obligation Bonds, Election of 1998,
                 Series 2002D, 5.250%, 7/01/21 - FGIC Insured

        2,715   San Jose-Evergreen Community College District,                         9/15 at 100.00         AA          2,770,766
                 Santa Clara County, California, General Obligation Bonds,
                 Series 2005A, 5.000%, 9/01/25 - MBIA Insured

        1,630   West Contra Costa Unified School District, Contra Costa County,        8/11 at 101.00         A-          1,660,122
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       52,005   Total Tax Obligation/General                                                                             55,121,873
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 38.8% (26.2% OF TOTAL INVESTMENTS)

        2,040   Borrego Water District, California, Community Facilities               8/17 at 102.00        N/R          1,907,033
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        7,135   Brentwood Infrastructure Financing Authority, Contra Costa            11/11 at 100.00        AAA          7,256,224
                 County, California, Capital Improvement Revenue Bonds,
                 Series 2001, 5.000%, 11/01/25 - FSA Insured

        8,210   California State Public Works Board, Lease Revenue Bonds,             12/13 at 100.00          A          8,923,777
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        4,000   California State Public Works Board, Lease Revenue Bonds,              3/12 at 100.00         AA          4,003,800
                 Department of General Services, Series 2002B,
                 5.000%, 3/01/27 - AMBAC Insured

        4,510   California State Public Works Board, Lease Revenue Bonds,             12/11 at 102.00         AA          4,488,262
                 Department of Mental Health, Hospital Addition, Series 2001A,
                 5.000%, 12/01/26 - AMBAC Insured

                Capistrano Unified School District, Orange County, California,
                Special Tax Bonds, Community Facilities District 90-2 - Talega,
                Series 2003:
        1,750    5.875%, 9/01/23                                                       9/13 at 100.00        N/R          1,763,545
          550    6.000%, 9/01/33                                                       9/13 at 100.00        N/R            553,179


                                       55

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         715   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R       $    695,052
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        2,160   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA          2,072,563
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community               9/14 at 100.00        N/R          1,129,208
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,000   Fullerton Community Facilities District 1, California, Special         9/12 at 100.00        N/R          1,016,460
                 Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22

        5,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AA          4,505,650
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          350    5.000%, 9/01/26                                                       9/16 at 100.00        N/R            316,971
          805    5.125%, 9/01/36                                                       9/16 at 100.00        N/R            708,537

        3,000   Lake Elsinore Public Finance Authority, California, Local Agency      10/13 at 102.00        N/R          3,044,910
                 Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20

          685   Lammersville School District, San Joaquin County, California,          9/16 at 100.00        N/R            588,662
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        5,250   Lammersville School District, San Joaquin County, California,          9/12 at 101.00        N/R          5,319,248
                 Special Tax Bonds, Community Facilities District of Mountain
                 House, Series 2002, 6.300%, 9/01/24

        2,000   Lee Lake Water District, Riverside County, California, Special Tax     9/13 at 102.00        N/R          2,010,580
                 Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax Allocation     8/17 at 100.00       BBB+            893,540
                 Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured

        5,425   Lodi, California, Certificates of Participation, Public Improvement   10/12 at 100.00         AA          5,458,635
                 Financing Project, Series 2002, 5.000%, 10/01/26 - MBIA Insured
        1,310   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3          1,272,888
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,675   Moreno Valley Unified School District, Riverside County,               3/14 at 100.00        AAA          1,708,065
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/26 - FSA Insured

                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          545    5.000%, 9/01/26                                                       9/14 at 102.00        N/R            487,982
          250    5.000%, 9/01/33                                                       9/14 at 102.00        N/R            218,270

        3,000   Oakland Redevelopment Agency, California, Subordinate                  3/13 at 100.00         A-          3,124,470
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/19 - FGIC Insured

        4,520   Ontario Redevelopment Financing Authority, California, Lease           8/11 at 101.00         AA          4,594,670
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/24 - AMBAC Insured

        2,000   Orange County, California, Special Tax Bonds, Community                8/11 at 101.00        N/R          1,939,300
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33

       11,165   Palm Desert Financing Authority, California, Tax Allocation            4/12 at 102.00         AA         10,604,070
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.100%, 4/01/30 - MBIA Insured

        3,250   Pomona Public Financing Authority, California, Revenue                 2/11 at 100.00         AA          3,258,678
                 Refunding Bonds, Merged Redevelopment Projects,
                 Series 2001AD, 5.000%, 2/01/27 - MBIA Insured

        6,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call       BBB+          5,927,280
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          625   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            598,238
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured


                                       56

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         780   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA       $    783,682
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,145   Sacramento, California, Special Tax Bonds, North Natomas               9/14 at 100.00        N/R          1,146,992
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

       14,505   San Diego Redevelopment Agency, California, Tax Allocation             9/11 at 101.00        AAA         14,613,497
                 Bonds, Centre City Project, Series 2001, 5.000%, 9/01/26 -
                 FSA Insured (UB)

        2,300   San Francisco Bay Area Rapid Transit District, California,             7/11 at 100.00        AA+          2,322,862
                 Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        1,345   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AA          1,314,845
                 California, Certificates of Participation, Phase 1,
                 Series 2007A, 5.000%, 12/15/30 - AMBAC Insured

        8,710   South Orange County Public Financing Authority, California,            8/15 at 100.00         AA          8,461,068
                 Special Tax Revenue Bonds, Ladera Ranch, Series 2005A,
                 5.000%, 8/15/32 - AMBAC Insured

        2,810   West Patterson Financing Authority, California, Special                9/13 at 103.00        N/R          2,899,976
                 Tax Bonds, Community Facilities District 01-1,
                 Series 2003B, 7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California, Special                9/13 at 102.00        N/R          1,879,440
                 Tax Bonds, Community Facilities District 01-1,
                 Series 2004B, 6.000%, 9/01/39

        1,375   West Patterson Financing Authority, California, Special                9/13 at 103.00        N/R          1,319,478
                 Tax Bonds, Community Facilities District 2001-1,
                 Series 2004A, 6.125%, 9/01/39

        2,500   Yucaipa-Calimesa Joint Unified School District,                       10/11 at 100.00         AA          2,511,950
                 San Bernardino County, California, General Obligation
                 Refunding Bonds, Series 2001A, 5.000%, 10/01/26 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      128,520   Total Tax Obligation/Limited                                                                             127,643,537
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 7.2% (4.9% OF TOTAL INVESTMENTS)

        1,690   Bay Area Toll Authority, California, Revenue Bonds,                    4/16 at 100.00         AA          1,712,291
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31 (UB)

        1,305   Bay Area Toll Authority, California, Revenue Bonds,                    4/18 at 100.00         AA          1,378,263
                 San Francisco Bay Area Toll Bridge, Series 2008,
                 Trust 2921, 13.428%, 4/01/39 (IF)

       11,750   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-         10,973,560
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/28

                San Francisco Airports Commission, California, Revenue
                Bonds, San Francisco International Airport, Second
                Series 2003, Issue 29B:
        4,110    5.125%, 5/01/17 - FGIC Insured                                        5/13 at 100.00         A1          4,284,387
        5,140    5.125%, 5/01/19 - FGIC Insured                                        5/13 at 100.00         A1          5,297,695

------------------------------------------------------------------------------------------------------------------------------------
       23,995   Total Transportation                                                                                     23,646,196
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.6% (15.2% OF TOTAL INVESTMENTS) (4)

        4,000   Beaumont Financing Authority, California, Local Agency                 9/12 at 102.00    N/R (4)          4,688,160
                 Revenue Bonds, Series 2002A, 6.750%, 9/01/25
                 (Pre-refunded 9/01/12)

       11,240   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00   Baa3 (4)         12,139,536
                 Settlement Asset-Backed Bonds, Merced County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33
                 (Pre-refunded 6/01/12) (5)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        3,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                 5/12 at 101.00        Aaa          3,893,890
        9,000    5.125%, 5/01/18 (Pre-refunded 5/01/12)                                5/12 at 101.00        Aaa          9,934,290

          720   California Statewide Community Development Authority,                 10/15 at 100.00    N/R (4)            763,546
                 Revenue Bonds, Thomas Jefferson School of Law,
                 Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)

        1,770   Central California Joint Powers Health Finance                         2/10 at 101.00        AAA          1,887,103
                 Authority, Certificates of Participation, Community Hospitals
                 of Central California Obligated Group, Series 2000,
                 6.000%, 2/01/20 (Pre-refunded 2/01/10)

        2,000   Daly City Housing Development Finance Agency, California,             12/13 at 102.00    N/R (4)          2,333,380
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.800%, 12/15/25
                 (Pre-refunded 12/15/13)


                                       57

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       5,690   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA       $  6,208,131
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00    N/R (4)          2,290,616
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)

        1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00    N/R (4)          1,545,436
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34 (Pre-refunded 9/01/13)

        1,525   Lucia Mar Unified School District, San Luis Obispo County,             8/14 at 100.00     A1 (4)          1,720,276
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/22 (Pre-refunded 8/01/14) - FGIC Insured

        5,500   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00        AAA          5,981,525
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)
        4,725   San Francisco Bay Area Rapid Transit District, California, Sales       7/11 at 100.00    AA+ (4)          5,087,691
                 Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26
                 (Pre-refunded 7/01/11) - AMBAC Insured

        7,595   San Francisco State University Foundation Inc., California,            9/11 at 101.00     AA (4)          8,266,930
                 Auxiliary Organization Student Housing Revenue Bonds,
                 Series 2001, 5.000%, 9/01/26 (Pre-refunded 9/01/11) -
                 MBIA Insured

        4,200   Tobacco Securitization Authority of Southern California,               6/12 at 100.00        AAA          4,641,672
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36 (Pre-refunded 6/01/12)

        2,500   Whittier, California, Health Facility Revenue Bonds,                   6/12 at 101.00     A+ (4)          2,802,175
                 Presbyterian Intercommunity Hospital, Series 2002,
                 5.600%, 6/01/22 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       67,240   Total U.S. Guaranteed                                                                                    74,184,357
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.5% (2.4% OF TOTAL INVESTMENTS)

        3,815   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A          3,319,851
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        1,285   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-          1,176,340
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        5,000   Merced Irrigation District, California, Revenue Certificates           9/13 at 102.00       Baa3          4,880,450
                 of Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        2,250   Salinas Valley Solid Waste Authority, California, Revenue Bonds,       8/12 at 100.00         AA          2,181,330
                 Series 2002, 5.125%, 8/01/22 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,350   Total Utilities                                                                                          11,557,971
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.8% (8.6% OF TOTAL INVESTMENTS)

        1,070   Burbank, California, Wastewater System Revenue Bonds,                  6/14 at 100.00         AA          1,095,156
                 Series 2004A, 5.000%, 6/01/22 - AMBAC Insured

        7,000   Carmichael Water District, Sacramento County, California,              9/09 at 102.00         AA          7,035,770
                 Water Revenue Certificates of Participation, Series 1999,
                 5.125%, 9/01/29 - MBIA Insured

                Eastern Municipal Water District, California, Water and Sewerage
                System Revenue Certificates of Participation, Series 2008, Trust 2965:
        2,750    13.177%, 7/01/33 (IF)                                                 7/18 at 100.00         AA          2,714,800
        1,230    13.177%, 7/01/35 (IF)                                                 7/18 at 100.00         AA          1,193,789

        1,125   Fortuna Public Finance Authority, California, Water Revenue           10/16 at 100.00        AAA          1,127,171
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          890   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            871,693
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          850   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AA            838,568
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        1,000   Pico Rivera Water Authority, California, Revenue Bonds,               12/11 at 102.00        N/R          1,000,100
                 Series 2001A, 6.250%, 12/01/32

        1,000   San Buenaventura, California, Wastewater Revenue Certificates          3/14 at 100.00         AA          1,016,830
                 of Participation, Series 2004, 5.000%, 3/01/24 - MBIA Insured


                                       58

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
$       2,500    5.000%, 8/01/23 - MBIA Insured                                        8/12 at 100.00         AA       $  2,546,200
        6,260    5.000%, 8/01/24 - MBIA Insured                                        8/12 at 100.00         AA          6,366,670

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        3,315    5.250%, 10/01/18 - MBIA Insured                                       4/13 at 100.00         AA          3,507,668
       12,000    5.250%, 10/01/19 - MBIA Insured                                       4/13 at 100.00         AA         12,697,439
------------------------------------------------------------------------------------------------------------------------------------
       40,990   Total Water and Sewer                                                                                    42,011,854
------------------------------------------------------------------------------------------------------------------------------------
$     499,463   Total Investments (cost $494,013,497) - 148.2%                                                           487,009,510
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.6)%                                                                      (15,142,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.1%                                                                     16,716,159
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (48.7)% (6)                                      (159,925,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $328,658,669
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT AUGUST 31, 2008:

                                      FUND                                      FIXED RATE                               UNREALIZED
                   NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE         PAYMENT  EFFECTIVE   TERMINATION    APPRECIATION
COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)      FREQUENCY    DATE (7)         DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Inc.  $10,000,000        Receive  3-Month USD-LIBOR       5.323%   Semi-Annually    7/29/09       7/29/38      $(595,545)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $313,209, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.8%.

               (7) Effective Date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NKL
Nuveen Insured California Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.6% (2.4% OF TOTAL INVESTMENTS)

$      14,155   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB       $  7,952,704
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 4.8% (3.3% OF TOTAL INVESTMENTS)

        1,675   California Educational Facilities Authority, Revenue Bonds,           10/12 at 100.00         A2          1,695,787
                 University of San Diego, Series 2002A, 5.250%, 10/01/30

        9,000   California State University, Systemwide Revenue Bonds,                11/12 at 100.00         AA          9,105,390
                 Series 2002A, 5.125%, 11/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,675   Total Education and Civic Organizations                                                                  10,801,177
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 6.6% (4.5% OF TOTAL INVESTMENTS)

        5,000   ABAG Finance Authority for Non-Profit Corporations, California,        4/12 at 100.00         A+          5,108,050
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa
                 Barbara Medical Foundation Clinic, Series 2002A,
                 5.600%, 4/01/26

        5,000   California Health Facilities Financing Authority, Revenue              3/16 at 100.00         A+          4,865,400
                 Bonds, Kaiser Permanante System, Series 2006,
                 5.250%, 3/01/45

        2,815   California Health Facilities Financing Authority, Revenue              8/13 at 100.00         AA          2,919,971
                 Bonds, Lucile Salter Packard Children's Hospital,
                 Series 2003C, 5.000%, 8/15/20 - AMBAC Insured

        1,748   California Statewide Communities Development Authority,                7/18 at 100.00        AAA          1,805,272
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       14,563   Total Health Care                                                                                        14,698,693
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority,                  8/12 at 100.00       Baa1            987,990
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A,
                 5.500%, 8/01/22 - ACA Insured

        1,905   Los Angeles, California, GNMA Mortgage-Backed Securities               7/11 at 102.00        AAA          1,894,637
                 Program Multifamily Housing Revenue Bonds, Park Plaza
                 West Senior Apartments, Series 2001B, 5.300%, 1/20/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,905   Total Housing/Multifamily                                                                                 2,882,627
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.1% OF TOTAL INVESTMENTS)

          505   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00        Aa2            513,721
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.2% (0.7% OF TOTAL INVESTMENTS)

        3,000   California Pollution Control Financing Authority,                        No Opt. Call       BBB+          2,788,260
                 Solid Waste Disposal Revenue Bonds, Republic Services Inc.,
                 Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,000   ABAG Finance Authority for Non-Profit Corporations, California,       11/12 at 100.00         A+          3,045,270
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22
------------------------------------------------------------------------------------------------------------------------------------


                                       60

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.1% (18.4% OF TOTAL INVESTMENTS)

$       5,920   Cajon Valley Union School District, San Diego County,                  8/10 at 102.00         AA       $  5,945,811
                 California, General Obligation Bonds, Series 2002B,
                 5.125%, 8/01/32 - MBIA Insured

        2,900   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/21     8/13 at 100.00         A+          2,967,135

        8,250   California, General Obligation Refunding Bonds, Series 2002,           2/12 at 100.00         AA          8,368,718
                 5.000%, 2/01/22 - MBIA Insured

        3,375   Coast Community College District, Orange County, California,           8/18 at 100.00        AAA          2,585,183
                 General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 -
                 FSA Insured

          230   El Monte Union High School District, Los Angeles County,               6/13 at 100.00        AAA            233,579
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 - FSA Insured

        1,365   Fontana Unified School District, San Bernardino County,                8/18 at 100.00        AAA          1,653,889
                 California, General Obligation Bonds, Trust 2668,
                 13.010%, 8/01/28 - FSA Insured (IF)

       10,000   Fremont Unified School District, Alameda County, California,           8/12 at 101.00        Aa3         10,209,400
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

        1,000   Los Rios Community College District, Sacramento, El Dorado             8/14 at 102.00        Aaa          1,046,550
                 and Yolo Counties, California, General Obligation Bonds,
                 Series 2006C, 5.000%, 8/01/25 - FSA Insured (UB)

        1,500   Madera Unified School District, Madera County, California,             8/12 at 100.00        AAA          1,508,955
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/28 -
                 FSA Insured

        2,000   Murrieta Valley Unified School District, Riverside County,             9/17 at 100.00        AAA          1,908,540
                 California, General Obligation Bonds, Series 2007,
                 4.500%, 9/01/30 - FSA Insured

        2,500   Oakland Unified School District, Alameda County, California,           8/12 at 100.00       BBB+          2,537,275
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

          375   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            381,345
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,250   San Diego Unified School District, San Diego County,                   7/11 at 102.00        AAA          3,517,735
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/22 - FSA Insured

        3,500   San Mateo County Community College District, California,               9/12 at 100.00        Aa1          3,548,125
                 General Obligation Bonds, Series 2002A, 5.000%, 9/01/26 -
                 FGIC Insured

       10,000   Vista Unified School District, San Diego County, California,           8/12 at 100.00        AAA         10,275,599
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                 FSA Insured

        3,905   West Kern Community College District, California, General             11/17 at 100.00         A+          3,856,344
                 Obligation Bonds, Election 2004, Series 2007C,
                 5.000%, 10/01/32 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       60,070   Total Tax Obligation/General                                                                             60,544,183
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 48.4% (32.9% OF TOTAL INVESTMENTS)

        1,450   Baldwin Park Public Financing Authority, California, Sales             8/13 at 102.00        BBB          1,491,963
                 Tax and Tax Allocation Bonds, Puente Merced Redevelopment
                 Project, Series 2003, 5.250%, 8/01/21

        6,895   Brea and Olinda Unified School District, Orange County,                8/11 at 101.00        AAA          6,966,639
                 California, Certificates of Participation Refunding, Series 2002A,
                 5.125%, 8/01/26 - FSA Insured

        2,200   California Infrastructure Economic Development Bank,                   9/13 at 101.00         AA          2,226,158
                 Los Angeles County, Revenue Bonds, Department of
                 Public Social Services, Series 2003, 5.000%, 9/01/28 -
                 AMBAC Insured

        3,100   California State Public Works Board, Lease Revenue Bonds,             11/15 at 100.00          A          3,071,077
                 Department of Health Services, Richmond Lab, Series 2005B,
                 5.000%, 11/01/30 - XLCA Insured

          465   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            452,027
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,400   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA          1,343,328
                 Redevelopment Project Area Tax Allocation Bonds,
                 Series 2006, 5.000%, 9/01/38 - AMBAC Insured


                                       61

NKL
Nuveen Insured California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       7,035   Corona-Norco Unified School District, Riverside County,                9/13 at 100.00         AA       $  7,146,927
                 California, Special Tax Bonds, Community Facilities District 98-1,
                 Series 2003, 5.000%, 9/01/28 - MBIA Insured

        3,145   Culver City Redevelopment Agency, California, Tax Allocation           5/11 at 101.00         AA          3,192,584
                 Revenue Bonds, Redevelopment Project, Series 2002A,
                 5.125%, 11/01/25 - MBIA Insured

        8,720   El Monte, California, Senior Lien Certificates of Participation,       1/11 at 100.00         AA          8,795,951
                 Department of Public Services Facility Phase II,
                 Series 2001, 5.000%, 1/01/21 - AMBAC Insured

        4,000   Folsom Public Financing Authority, California, Special Tax             9/12 at 102.00         AA          4,064,240
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 -
                 AMBAC Insured

        3,735   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00        AAA          3,858,068
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 14.214%, 6/01/45 - AGC Insured (IF)

        8,780   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AA          7,911,921
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45 - AMBAC Insured

        1,300   Hesperia Public Financing Authority, California, Redevelopment         9/17 at 100.00       Baa1          1,149,863
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 - XLCA Insured

        2,115   Inglewood Redevelopment Agency, California, Tax Allocation               No Opt. Call         AA          2,246,638
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

        3,500   La Quinta Redevelopment Agency, California, Tax Allocation             9/11 at 102.00         AA          3,506,125
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.100%, 9/01/31 - AMBAC Insured

        3,400   La Quinta Redevelopment Agency, California, Tax Allocation             9/12 at 102.00         AA          3,485,000
                 Bonds, Redevelopment Project Area 1, Series 2002,
                 5.000%, 9/01/22 - AMBAC Insured

          845   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            821,061
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,640   Los Angeles County Metropolitan Transportation Authority,              1/09 at 101.00        Aa3          1,645,510
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        1,460   Los Angeles, California, Certificates of Participation, Municipal      6/13 at 100.00         AA          1,451,678
                 Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 -
                 AMBAC Insured

        7,000   Los Angeles, California, Certificates of Participation,                4/12 at 100.00         AA          7,107,100
                 Series 2002, 5.200%, 4/01/27 - AMBAC Insured

        8,470   Ontario Redevelopment Financing Authority, California, Lease           8/11 at 101.00         AA          8,553,768
                 Revenue Bonds, Capital Projects, Series 2001, 5.200%, 8/01/29 -
                 AMBAC Insured

        5,000   Palm Desert Financing Authority, California, Tax Allocation            4/12 at 102.00         AA          5,080,150
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.000%, 4/01/25 - MBIA Insured

        3,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call       BBB+          2,963,640
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          405   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00         A-            387,658
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,475   Riverside County, California, Asset Leasing Corporate Leasehold        6/12 at 101.00         AA          4,604,551
                 Revenue Bonds, Riverside County Hospital Project,
                 Series 1997B, 5.000%, 6/01/19 - MBIA Insured

          505   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            507,384
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,175   San Buenaventura, California, Certificates of Participation,           2/11 at 101.00         AA          3,183,541
                 Series 2001C, 5.250%, 2/01/31 - AMBAC Insured

        3,730   San Diego Redevelopment Agency, California, Subordinate                9/09 at 101.00       Baa2          3,657,675
                 Lien Tax Increment and Parking Revenue Bonds, Centre City
                 Project, Series 2003B, 5.250%, 9/01/26

        4,000   San Jose Financing Authority, California, Lease Revenue                9/11 at 100.00        AA+          4,166,840
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/19 - MBIA Insured


                                       62

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   San Jose Redevelopment Agency, California, Tax Allocation              8/15 at 100.00         AA       $    986,310
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                 MBIA Insured

        2,160   Temecula Redevelopment Agency, California, Tax Allocation              8/09 at 101.00         AA          2,169,504
                 Revenue Bonds, Redevelopment Project 1, Series 2002,
                 5.125%, 8/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      108,105   Total Tax Obligation/Limited                                                                             108,194,879
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.1% (3.5% OF TOTAL INVESTMENTS)

        7,500   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00       BBB-          6,958,050
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue
                29A:
        2,185    5.250%, 5/01/16 - FGIC Insured (Alternative Minimum Tax)              5/13 at 100.00         A1          2,201,016
        2,300    5.250%, 5/01/17 - FGIC Insured (Alternative Minimum Tax)              5/13 at 100.00         A1          2,304,922

------------------------------------------------------------------------------------------------------------------------------------
       11,985   Total Transportation                                                                                     11,463,988
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 20.9% (14.2% OF TOTAL INVESTMENTS) (4)

        6,000   California Department of Water Resources, Power Supply Revenue         5/12 at 101.00        Aaa          6,622,860
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

           35   California Department of Water Resources, Water System Revenue        12/12 at 100.00    Aa2 (4)             38,730
                 Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23
                 (Pre-refunded 12/01/12) - FGIC Insured

        2,250   California Infrastructure Economic Development Bank, First Lien        1/28 at 100.00        AAA          2,441,340
                 Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A,
                 5.000%, 7/01/36 (Pre-refunded 1/01/28) - AMBAC Insured

        9,000   Eastern Municipal Water District, California, Water and Sewerage       7/11 at 100.00     AA (4)          9,680,580
                 System Revenue Certificates of Participation, Series 2001B,
                 5.000%, 7/01/30 (Pre-refunded 7/01/11) - FGIC Insured

                Fresno Unified School District, Fresno County, California, General
                Obligation Bonds, Series 2002B:
        1,135    5.125%, 8/01/23 - FGIC Insured (ETM)                                  8/10 at 102.00     A+ (4)          1,184,463
        1,190    5.125%, 8/01/24 - FGIC Insured (ETM)                                  8/10 at 102.00     A+ (4)          1,240,087
        1,245    5.125%, 8/01/25 - FGIC Insured (ETM)                                  8/10 at 102.00     A+ (4)          1,296,580
        1,255    5.125%, 8/01/26 - FGIC Insured (ETM)                                  8/10 at 102.00     A+ (4)          1,272,507

        2,070   Fresno Unified School District, Fresno County, California,             8/10 at 102.00        AAA          2,149,053
                 General Obligation Bonds, Series 2002G, 5.125%, 8/01/26 -
                 FSA Insured (ETM)

        4,500   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          5,418,990
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

        5,000   Los Angeles Unified School District, California, General               7/12 at 100.00     AA (4)          5,489,900
                 Obligation Bonds, Series 2002E, 5.125%, 1/01/27
                 (Pre-refunded 7/01/12) - MBIA Insured

        3,380   Rancho Mirage Joint Powers Financing Authority, California,            7/14 at 100.00     A3 (4)          3,845,358
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        2,980   Santa Clarita Community College District, Los Angeles County,          8/11 at 101.00    AA- (4)          3,252,581
                 California, General Obligation Bonds, Series 2002,
                 5.125%, 8/01/26 (Pre-refunded 8/01/11) - FGIC Insured

        2,460   Vacaville Unified School District, Solano County, California,          8/11 at 101.00        AAA          2,676,357
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/26
                 (Pre-refunded 8/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       42,500   Total U.S. Guaranteed                                                                                    46,609,386
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 16.0% (10.9% OF TOTAL INVESTMENTS)

        9,000   Anaheim Public Finance Authority, California, Revenue Bonds,          10/12 at 100.00        AAA          9,095,670
                 Electric System Distribution Facilities, Series 2002A,
                 5.000%, 10/01/27 - FSA Insured

       10,000   California Pollution Control Financing Authority, Remarketed           4/11 at 102.00         AA         10,115,700
                 Revenue Bonds, Pacific Gas and Electric Company, Series 1996A,
                 5.350%, 12/01/16 - MBIA Insured (Alternative Minimum Tax)


                                       63

NKL
Nuveen Insured California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,490   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A       $  2,166,823
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        3,000   Los Angeles Department of Water and Power, California,                 7/11 at 100.00        AAA          3,120,780
                 Power System Revenue Bonds, Series 2001A-1, 5.250%, 7/01/21 -
                 FSA Insured

          830   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00       BBB-            759,815
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        1,775   Northern California Power Agency, Revenue Refunding Bonds,             7/10 at 100.00        AAA          1,780,733
                 Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                 MBIA Insured

        3,000   Sacramento Municipal Utility District, California, Electric            8/11 at 100.00         AA          2,988,690
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28 - MBIA Insured

        5,630   Southern California Public Power Authority, Subordinate Revenue        7/12 at 100.00        AAA          5,793,777
                 Refunding Bonds, Transmission Project, Series 2002A,
                 4.750%, 7/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       35,725   Total Utilities                                                                                          35,821,988
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 10.8% (7.3% OF TOTAL INVESTMENTS)

        2,965   California Department of Water Resources, Water System                12/12 at 100.00        AAA          3,086,180
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.150%, 12/01/23 - FGIC Insured

          750   Fortuna Public Finance Authority, California, Water Revenue           10/16 at 100.00        AAA            751,448
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          570   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            558,275
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        4,500   Los Angeles County Sanitation Districts Financing Authority,          10/13 at 100.00        AAA          4,665,555
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        2,425   Manteca Financing Authority, California, Sewerage Revenue             12/13 at 100.00         A2          2,468,868
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

          500   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AA            493,275
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        9,185   Orange County Sanitation District, California, Certificates            8/13 at 100.00        AAA          9,158,915
                 of Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured


                                       64

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Semitropic Water Storage District, Kern County, California,
                Water Banking Revenue Bonds, Series 2004A:
$       1,315    5.500%, 12/01/20 - XLCA Insured                                      12/14 at 100.00          A       $  1,381,815
        1,415    5.500%, 12/01/21 - XLCA Insured                                      12/14 at 100.00          A          1,477,345

------------------------------------------------------------------------------------------------------------------------------------
       23,625   Total Water and Sewer                                                                                    24,041,676
------------------------------------------------------------------------------------------------------------------------------------
$     330,813   Total Investments (cost $323,929,350) - 147.5%                                                          329,358,552
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (0.3)%                                                                         (750,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      2,997,216
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (48.5)% (5)                                      (108,250,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $223,355,768
                ====================================================================================================================


                    At least 80% of the Fund's net assets (including net assets attributable to Auction Rate Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.9%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NKX
Nuveen Insured California Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                 August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.1% (2.8% OF TOTAL INVESTMENTS)

$       6,070   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00        BBB       $  3,410,308
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.0% (14.5% OF TOTAL INVESTMENTS)

        1,815   California Health Facilities Financing Authority, Revenue Bonds,       3/16 at 100.00         A+          1,766,140
                 Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

        1,800   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00         A+          1,812,834
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        4,000   California Statewide Community Development Authority, Insured          7/17 at 100.00        AAA          4,109,560
                 Health Facility Revenue Bonds, Catholic Healthcare West,
                 Series 2008K, 5.500%, 7/01/41 - AGC Insured

        5,000   California Statewide Community Development Authority, Revenue          3/16 at 100.00        AAA          4,968,250
                 Bonds, Kaiser Permanente System, 5.000%, 3/01/41 -
                 BHAC Insured (UB)

        4,060   California Statewide Community Development Authority, Revenue            No Opt. Call         AA          4,203,886
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

          662   California Statewide Communities Development Authority,                7/18 at 100.00        AAA            683,369
                 Revenue Bonds, Saint Joseph Health System, Trust 2554,
                 14.166%, 7/01/47 - FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       17,337   Total Health Care                                                                                        17,544,039
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,165   Poway, California, Housing Revenue Bonds, Revenue Bonds,               5/13 at 102.00         A+          1,091,722
                 Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.6% (2.5% OF TOTAL INVESTMENTS)

        1,000   ABAG Finance Authority for Non-Profit Corporations, California,       11/12 at 100.00         A+          1,015,090
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22

        2,000   California Health Facilities Financing Authority, Cal-Mortgage         1/13 at 100.00         A+          2,019,140
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.250%, 1/01/26

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Long-Term Care                                                                                      3,034,230
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.2% (13.9% OF TOTAL INVESTMENTS)

        2,000   Butte-Glenn Community College District, Butte and Glenn Counties,      8/12 at 101.00         A1          2,023,400
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 - MBIA Insured

                California State, General Obligation Bonds, Series 2002:
        2,460    5.000%, 4/01/27 - AMBAC Insured                                       4/12 at 100.00         AA          2,475,129
           55    5.250%, 4/01/30 - XLCA Insured                                        4/12 at 100.00         A1             55,570

          515   Fontana Unified School District, San Bernardino County,                8/18 at 100.00        AAA            623,995
                 California, General Obligation Bonds, Trust 2668,
                 13.010%, 8/01/28 - FSA Insured (IF)

          450   Fremont Unified School District, Alameda County, California,           8/12 at 101.00        Aa3            459,423
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

        2,000   Los Angeles, California, General Obligation Bonds, Series 2002A,       9/12 at 100.00         AA          2,065,340
                 5.000%, 9/01/22 - MBIA Insured

        1,000   Murrieta Valley Unified School District, Riverside County,             9/13 at 100.00         A+          1,011,910
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 9/01/26 - FGIC Insured


                                       66

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Murrieta Valley Unified School District, Riverside County,             9/17 at 100.00        AAA       $    954,270
                 California, General Obligation Bonds, Series 2007,
                 4.500%, 9/01/30 - FSA Insured

          140   Roseville Joint Union High School District, Placer County,             8/15 at 100.00        AA-            142,369
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,000   San Diego Unified School District, California, General                 7/10 at 100.00         AA          3,147,780
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/22 - MBIA Insured

        3,855   San Rafael City High School District, Marin County,                    8/12 at 100.00        AAA          3,893,087
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/28 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,475   Total Tax Obligation/General                                                                             16,852,273
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 44.8% (31.0% OF TOTAL INVESTMENTS)

          550   Baldwin Park Public Financing Authority, California, Sales             8/13 at 102.00        BBB            565,917
                 Tax and Tax Allocation Bonds, Puente Merced Redevelopment
                 Project, Series 2003, 5.250%, 8/01/21

        1,165   Burbank Public Financing Authority, California, Revenue               12/13 at 100.00         AA          1,191,725
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/22 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,             12/12 at 100.00         AA          4,013,360
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

          170   Capistrano Unified School District, Orange County, California,         9/15 at 100.00        N/R            165,257
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          525   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AA            503,748
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,610   Folsom Public Financing Authority, California, Special Tax             9/12 at 102.00         AA          1,635,857
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 -
                 AMBAC Insured

        1,410   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00        AAA          1,456,460
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 14.214%, 6/01/45 - AGC Insured (IF)

        3,285   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AA          2,960,212
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45 - AMBAC Insured

        1,000   Hesperia Public Financing Authority, California, Redevelopment         9/17 at 100.00       Baa1            884,510
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 - XLCA Insured

        5,540   Irvine Public Facilities and Infrastructure Authority, California,     9/13 at 100.00         AA          5,692,956
                 Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/21 -
                 AMBAC Insured

          315   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00        Aa3            306,076
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,770   Los Angeles Unified School District, California, Certificates         10/12 at 100.00         AA          1,771,221
                 of Participation, Administration Building Project II, Series 2002C,
                 5.000%, 10/01/27 - AMBAC Insured

        2,000   Los Angeles, California, Certificates of Participation,                6/13 at 100.00         AA          1,988,600
                 Municipal Improvement Corporation, Series 2003AW,
                 5.000%, 6/01/33 - AMBAC Insured

        1,500   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00        AA-          1,424,625
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        1,500   Los Osos, California, Improvement Bonds, Community Services            9/10 at 103.00         AA          1,364,670
                 Wastewater Assessment District 1, Series 2002,
                 5.000%, 9/02/33 - MBIA Insured

          150   Rialto Redevelopment Agency, California, Tax Allocation                9/15 at 100.00         A-            143,577
                 Bonds, Merged Project Area, Series 2005A,
                 5.000%, 9/01/35 - XLCA Insured

          190   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AA            190,897
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

                San Buenaventura, California, Certificates of Participation,
                Golf Course Financing Project, Series 2002D:
        3,000    5.000%, 2/01/27 - AMBAC Insured                                       2/12 at 100.00         AA          3,001,740
        3,300    5.000%, 2/01/32 - AMBAC Insured                                       2/12 at 100.00         AA          3,241,755


                                       67

NKX
Nuveen Insured California Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS August 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,200   San Diego Redevelopment Agency, California, Subordinate                9/09 at 101.00       Baa2       $  1,176,732
                 Lien Tax Increment and Parking Revenue Bonds, Centre
                 City Project, Series 2003B, 5.250%, 9/01/26

        2,770   San Jose Financing Authority, California, Lease Revenue                6/12 at 100.00        AA+          2,776,371
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.000%, 6/01/32 - AMBAC Insured

        1,000   San Jose Redevelopment Agency, California, Tax Allocation              8/15 at 100.00         AA            986,310
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,950   Total Tax Obligation/Limited                                                                             37,442,576
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.3% (7.1% OF TOTAL INVESTMENTS)

        5,480   Bay Area Governments Association, California, BART SFO                 8/12 at 100.00         AA          5,512,716
                 Extension, Airport Premium Fare Revenue Bonds,
                 Series 2002A, 5.000%, 8/01/26 - AMBAC Insured

        2,000   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 100.00       BBB-          1,750,840
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        1,300   San Francisco Airports Commission, California, Revenue Bonds,          5/10 at 101.00         A1          1,314,235
                 San Francisco International Airport, Second Series 2000,
                 Issue 26B, 5.000%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Transportation                                                                                      8,577,791
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 19.0% (13.1% OF TOTAL INVESTMENTS) (4)

        1,000   Berryessa Union School District, Santa Clara County, California,       8/12 at 100.00        AAA          1,094,910
                 General Obligation Bonds, Series 2003C, 5.000%, 8/01/21
                 (Pre-refunded 8/01/12) - FSA Insured

                California State, General Obligation Bonds, Series 2002:
        1,290    5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured                4/12 at 100.00        AAA          1,404,410
        2,945    5.250%, 4/01/30 (Pre-refunded 4/01/12) - XLCA Insured                 4/12 at 100.00     A1 (4)          3,231,372

          500   California, General Obligation Bonds, Series 2004,                     4/14 at 100.00        AAA            561,580
                 5.250%, 4/01/34 (Pre-refunded 4/01/14)

        1,625   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00        AAA          1,956,858
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

        2,030   Hacienda La Puente Unified School District, Los Angeles                8/13 at 100.00        AAA          2,244,896
                 County, California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/27 (Pre-refunded 8/01/13) - FSA Insured

        1,260   Rancho Mirage Joint Powers Financing Authority, California,            7/14 at 100.00     A3 (4)          1,433,477
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        1,220   San Jose Redevelopment Agency, California, Tax Allocation              8/10 at 101.00     AA (4)          1,301,557
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 (Pre-refunded 8/01/10) - MBIA Insured

        2,390   Solano County, California, Certificates of Participation,             11/12 at 100.00     AA (4)          2,650,582
                 Series 2002, 5.250%, 11/01/24 (Pre-refunded 11/01/12) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,260   Total U.S. Guaranteed                                                                                    15,879,642
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.8% (4.7% OF TOTAL INVESTMENTS)

        1,000   Anaheim Public Finance Authority, California, Second Lien             10/14 at 100.00         AA          1,042,060
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

          945   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A            881,392
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

        3,055   Los Angeles Department of Water and Power, California,                 7/11 at 100.00        AAA          3,177,994
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/22 - FSA Insured

          275   Los Angeles Department of Water and Power, California,                 7/13 at 100.00         AA            284,785
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          310   Merced Irrigation District, California, Electric System                9/15 at 100.00       BBB-            283,786
                 Revenue Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,585   Total Utilities                                                                                           5,670,017
------------------------------------------------------------------------------------------------------------------------------------


                                       68

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.7% (9.5% OF TOTAL INVESTMENTS)

$       1,000   Castaic Lake Water Agency, California, Certificates of Participation,  8/16 at 100.00         AA       $    995,480
                 Series 2006C, 5.000%, 8/01/36 - MBIA Insured

          750   Fortuna Public Finance Authority, California, Water Revenue Bonds,    10/16 at 100.00        AAA            751,448
                 Series 2006, 5.000%, 10/01/36 - FSA Insured

          215   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AA            210,577
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          895   Manteca Financing Authority, California, Sewerage Revenue             12/13 at 100.00         A2            911,191
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

          170   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AA            167,714
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        3,000    5.000%, 8/01/22 - MBIA Insured                                        8/12 at 100.00         AA          3,061,920
        2,500    5.000%, 8/01/23 - MBIA Insured                                        8/12 at 100.00         AA          2,546,200

        1,180   South Feather Water and Power Agency, California,                      4/13 at 100.00        BBB          1,171,941
                 Water Revenue Certificates of Participation, Solar Photovoltaic
                 Project, Series 2003, 5.375%, 4/01/24

        1,600   Sunnyvale Financing Authority, California, Water and Wastewater       10/11 at 100.00         AA          1,614,496
                 Revenue Bonds, Series 2001, 5.000%, 10/01/26 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,310   Total Water and Sewer                                                                                    11,430,967
------------------------------------------------------------------------------------------------------------------------------------
$     121,932   Total Investments (cost $120,979,271) - 144.8%                                                          120,933,565
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.5)%                                                                       (3,750,000)
                --------------------------------------------------------------------------------------------------------------------
                Variable Rate Demand Preferred Shares, at Liquidation Value - (42.5)% (5)                               (35,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      1,847,695
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 83,531,260
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Variable Rate Demand Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of August 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Variable Rate Demand Preferred Shares, at Liquidation Value, as a percentage of Total Investments is 29.4%. N/R Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                                 August 31, 2008

                                                                                         INSURED
                                                                        INSURED       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                     CALIFORNIA          PREMIUM           PREMIUM         DIVIDEND
                                                                 PREMIUM INCOME         INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)            (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $135,840,088, $266,598,998, $116,394,237
   and $502,078,399, respectively)                                 $141,545,857     $267,578,980      $116,810,679     $498,554,325
Cash                                                                         --        7,814,106        12,514,451        2,023,540
Time deposit, 2.050%, maturity 9/05/08                                       --               --                --               --
Receivables:
   Interest                                                           2,446,438        3,630,449         1,608,634        7,985,884
   Investments sold                                                          --               --                --           25,000
Deferred offering costs                                                      --               --                --               --
Other assets                                                              8,039           41,591             1,092           58,655
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     144,000,334      279,065,126       130,934,856      508,647,404
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                        2,055,917               --                --               --
Payable for Auction Rate Preferred shares redeemed and/or
   noticed for redemption, at liquidation value                              --        7,575,000                --               --
Floating rate obligations                                                    --       11,060,000         8,562,000       32,605,000
Unrealized depreciation on forward swaps                                     --               --                --               --
Variable Rate Demand Preferred shares, at liquidation value                  --               --                --               --
Accrued expenses:
   Management fees                                                       76,025          145,486            65,595          228,963
   Other                                                                 44,944           85,384            35,450          134,351
Common share dividends payable                                          344,295          613,640           287,491        1,372,303
Auction Rate Preferred share dividends payable                           16,894           27,026            18,473           50,149
Offering costs payable                                                       --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                  2,538,075       19,506,536         8,969,009       34,390,766
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                  45,000,000       79,825,000        43,000,000      135,525,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 96,462,259     $179,733,590      $ 78,965,847     $338,731,638
====================================================================================================================================
Common shares outstanding                                             6,459,832       12,716,370         5,775,188       23,480,254
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.93     $      14.13      $      13.67     $      14.43
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     64,598     $    127,164      $     57,752     $    234,803
Paid-in surplus                                                      89,426,693      176,235,765        78,312,931      333,573,985
Undistributed (Over-distribution of) net investment income              149,112          707,293           150,354          234,601
Accumulated net realized gain (loss) from investments
   and derivative transactions                                        1,116,087        1,683,386            28,368        8,212,323
Net unrealized appreciation (depreciation ) of investments
   and derivative transactions                                        5,705,769          979,982           416,442       (3,524,074)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 96,462,259     $179,733,590      $ 78,965,847     $338,731,638
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000      200,000,000         Unlimited        Unlimited
   Auction Rate Preferred and Variable Rate Demand Preferred          1,000,000        1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $319,536,900, $494,013,497, $323,929,350
   and $120,979,271, respectively)                                 $321,268,113     $487,009,510      $329,358,552     $120,933,565
Cash                                                                  8,152,614       11,333,506         9,853,404          312,714
Time deposit, 2.050%, maturity 9/05/08                                       --               --                --       45,000,000
Receivables:
   Interest                                                           4,521,100        7,624,158         3,995,245        1,604,986
   Investments sold                                                      15,000           25,000                --               --
Deferred offering costs                                                      --               --                --          528,790
Other assets                                                             35,546           39,071            35,153            3,617
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     333,992,373      506,031,245       343,242,354      168,383,672
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --               --                --               --
Payable for Auction Rate Preferred shares redeemed and/or
   noticed for redemption, at liquidation value                              --               --         9,750,000       45,000,000
Floating rate obligations                                            10,004,000       15,142,000           750,000        3,750,000
Unrealized depreciation on forward swaps                                     --          595,545                --               --
Variable Rate Demand Preferred shares, at liquidation value                  --               --                --       35,500,000
Accrued expenses:
   Management fees                                                      129,963          174,049           122,763           43,085
   Other                                                                 95,161          127,653            88,461           40,452
Common share dividends payable                                          821,626        1,355,556           873,145          333,507
Auction Rate Preferred share dividends payable                                            51,656            52,773           52,217
   10,368
Offering costs payable                                                       --               --                --          175,000
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                 11,102,406       17,447,576        11,636,586       84,852,412
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                 110,000,000      159,925,000       108,250,000               --
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $212,889,967     $328,658,669      $223,355,768     $ 83,531,260
====================================================================================================================================
Common shares outstanding                                            14,797,422       24,132,334        15,286,005        5,886,667
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.39     $      13.62      $      14.61     $      14.19
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    147,974     $    241,323      $    152,860     $     58,867
Paid-in surplus                                                     210,182,679      342,810,815       217,031,715       83,049,473
Undistributed (Over-distribution of) net investment income              265,440          718,052           310,679           51,473
Accumulated net realized gain (loss) from investments
   and derivative transactions                                          562,661       (7,511,989)          431,312          417,153
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        1,731,213       (7,599,532)        5,429,202          (45,706)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $212,889,967     $328,658,669      $223,355,768     $ 83,531,260
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Auction Rate Preferred and Variable Rate Demand Preferred          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                      Year Ended August 31, 2008

                                                                                         INSURED
                                                                        INSURED       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                     CALIFORNIA          PREMIUM           PREMIUM         DIVIDEND
                                                                 PREMIUM INCOME         INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)            (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 7,281,324      $14,344,641       $ 6,389,691      $27,872,039
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         906,873        1,750,979           786,957        3,202,468
Auction fees                                                            112,500          237,344           107,500          425,770
Dividend disbursing agent fees                                           10,000           20,000            10,000           20,000
Shareholders' servicing agent fees and expenses                           8,083           13,391             5,736            3,895
Interest expense                                                             --           40,691            92,394          374,756
Custodian's fees and expenses                                            51,209           70,900            29,070          163,424
Directors'/Trustees' fees and expenses                                    3,510            6,800             2,909           12,491
Professional fees                                                        18,332           25,570            13,445           32,767
Shareholders' reports - printing and mailing expenses                    15,312           38,137             8,496           53,728
Stock exchange listing fees                                               9,385            9,367               709            9,459
Investor relations expense                                               14,047           26,761            12,510           46,677
Other expenses                                                           14,874           22,375            15,410           26,003
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,164,125        2,262,315         1,085,136        4,371,438
   Custodian fee credit                                                 (11,540)         (20,298)          (13,211)         (49,217)
   Expense reimbursement                                                     --               --                --         (497,428)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,152,585        2,242,017         1,071,925        3,824,793
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,128,739       12,102,624         5,317,766       24,047,246
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                          328,360        1,445,377           118,683        4,832,689
   Forward swaps                                                        863,429          856,758           239,634        4,168,843
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (1,420,724)      (7,171,193)       (2,804,244)     (18,634,531)
   Forward swaps                                                       (364,728)        (656,230)            1,018       (2,275,676)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                (593,663)      (5,525,288)       (2,444,909)     (11,908,675)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                           (1,447,316)      (3,061,483)       (1,399,028)      (5,502,755)
From accumulated net realized gains                                     (25,344)              --                --         (260,925)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Auction Rate Preferred shareholders         (1,472,660)      (3,061,483)       (1,399,028)      (5,763,680)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 4,062,416      $ 3,515,853       $ 1,473,829      $ 6,374,891
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $16,999,827      $27,744,430       $17,573,242      $ 6,514,310
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       2,046,464        3,238,100         2,158,393          829,062
Auction fees                                                            275,000          459,548           295,000          114,925
Dividend disbursing agent fees                                           20,000           20,000            20,000           11,028
Shareholders' servicing agent fees and expenses                           1,908            3,315             2,025              996
Interest expense                                                        190,552           72,436             3,167           66,087
Custodian's fees and expenses                                            96,770          147,034           103,861           40,157
Directors'/Trustees' fees and expenses                                    7,274           12,533             8,358            3,178
Professional fees                                                        24,722           35,261            26,405           13,962
Shareholders' reports - printing and mailing expenses                    35,728           48,260            35,898           17,031
Stock exchange listing fees                                               1,816            2,962             1,876              722
Investor relations expense                                               21,070           46,560            31,530           12,352
Other expenses                                                            1,450           27,782            20,755           32,083
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  2,722,754        4,113,791         2,707,268        1,141,583
   Custodian fee credit                                                 (34,119)         (60,420)          (19,336)         (21,466)
   Expense reimbursement                                               (587,369)      (1,068,648)         (793,160)        (339,627)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          2,101,266        2,984,723         1,894,772          780,490
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                14,898,561       24,759,707        15,678,470        5,733,820
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                         (313,737)        (978,786)        1,337,028        1,101,623
   Forward swaps                                                      1,314,381       (1,478,000)          731,015          128,891
   Futures                                                                   --         (291,364)               --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (6,006,208)     (14,054,312)       (6,994,006)      (3,013,642)
   Forward swaps                                                       (396,451)          57,314           (24,419)         (12,888)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (5,402,015)     (16,745,148)       (4,950,382)      (1,796,016)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                           (3,691,110)      (6,076,255)       (3,886,043)      (1,400,428)
From accumulated net realized gains                                          --               --          (116,419)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Auction Rate Preferred shareholders         (3,691,110)      (6,076,255)       (4,002,462)      (1,400,428)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 5,805,436      $ 1,938,304       $ 6,725,626      $ 2,537,376
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS

                                     INSURED CALIFORNIA                  INSURED CALIFORNIA                      CALIFORNIA
                                    PREMIUM INCOME (NPC)               PREMIUM INCOME 2 (NCL)               PREMIUM INCOME (NCU)
                                -----------------------------      -----------------------------       -----------------------------
                                YEAR ENDED         YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                   8/31/08            8/31/07           8/31/08          8/31/07           8/31/08          8/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 6,128,739       $ 5,834,849      $ 12,102,624     $ 11,372,772       $ 5,317,766      $ 5,169,371
Net realized gain (loss) from:
   Investments                      328,360           132,902         1,445,377          (30,877)          118,683         (251,856)
   Forward swaps                    863,429           159,600           856,758          419,200           239,634          (57,143)
   Futures                               --                --                --               --                --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (1,420,724)       (2,928,553)       (7,171,193)      (6,140,606)       (2,804,244)      (2,648,488)
   Forward swaps                   (364,728)           35,238          (656,230)        (181,996)            1,018           (1,018)
   Futures                               --                --                --               --                --               --
Distributions to Auction
   Rate Preferred shareholders:
   From net investment income    (1,447,316)       (1,373,537)       (3,061,483)      (3,120,823)       (1,399,028)      (1,400,856)
   From accumulated net
      realized gains                (25,344)        (118,110)                --               --                --          (50,482)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                4,062,416         1,742,389         3,515,853        2,317,670         1,473,829          759,528
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (4,689,975)       (4,725,196)       (8,125,762)      (8,545,402)       (3,707,671)      (3,863,107)
From accumulated net
   realized gains                   (86,562)         (486,696)               --               --                --         (177,846)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Common shareholders           (4,776,537)       (5,211,892)       (8,125,762)      (8,545,402)       (3,707,671)      (4,040,953)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --            65,214                --               --                --           14,098
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions            --            65,214                --               --                --           14,098
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (714,121)       (3,404,289)       (4,609,909)      (6,227,732)       (2,233,842)      (3,267,327)
Net assets applicable to Common
   shares at the
   beginning of year             97,176,380       100,580,669       184,343,499      190,571,231        81,199,689       84,467,016
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $96,462,259      $ 97,176,380      $179,733,590     $184,343,499       $78,965,847      $81,199,689
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year           $   149,112      $    158,730      $    707,293     $   (179,908)      $   150,354      $   (60,685)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                          CALIFORNIA                         CALIFORNIA                        CALIFORNIA
                                   DIVIDEND ADVANTAGE (NAC)          DIVIDEND ADVANTAGE 2 (NVX)         DIVIDEND ADVANTAGE 3 (NZH)
                                -----------------------------       ----------------------------       -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    8/31/08           8/31/07           8/31/08          8/31/07           8/31/08          8/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 24,047,246      $ 23,391,916      $ 14,898,561     $ 14,244,418      $ 24,759,707     $ 23,582,231
Net realized gain (loss) from:
   Investments                    4,832,689         1,330,465          (313,737)        (394,576)         (978,786)      (1,177,206)
   Forward swaps                  4,168,843          (824,000)        1,314,381          352,500        (1,478,000)        (401,000)
   Futures                               --            29,877                --               --          (291,364)              --
Change in net unrealized
appreciation (depreciation) of:
   Investments                  (18,634,531)      (14,848,472)       (6,006,208)      (8,830,002)      (14,054,312)     (15,582,514)
   Forward swaps                 (2,275,676)        1,437,247          (396,451)        (351,758)           57,314         (652,859)
   Futures                               --           (27,339)               --               --                --               --
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income    (5,502,755)       (5,740,999)       (3,691,110)      (3,680,820)       (6,076,255)      (6,425,421)
   From accumulated net
      realized gains               (260,925)         (310,662)               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                6,374,891         4,438,033         5,805,436        1,339,762         1,938,304         (656,769)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (17,328,427)      (18,656,213)      (10,247,217)     (11,272,438)      (17,085,692)     (18,308,241)
From accumulated net
   realized gains                  (838,245)       (1,250,132)               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares from
   distributions to
   Common shareholders          (18,166,672)      (19,906,345)      (10,247,217)     (11,272,438)      (17,085,692)     (18,308,241)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --           475,567                --          104,551                --          298,310
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions            --           475,567                --          104,551                --          298,310
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares  (11,791,781)      (14,992,745)       (4,441,781)      (9,828,125)      (15,147,388)     (18,666,700)
Net assets applicable to Common
   shares at the
   beginning of year            350,523,419       365,516,164       217,331,748      227,159,873       343,806,057      362,472,757
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $338,731,638      $350,523,419      $212,889,967     $217,331,748      $328,658,669     $343,806,057
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year          $    234,601      $   (979,692)     $    265,440     $   (655,912)     $    718,052     $   (878,892)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued)

                                                                        INSURED CALIFORNIA                   INSURED CALIFORNIA
                                                                      DIVIDEND ADVANTAGE (NKL)            TAX-FREE ADVANTAGE (NKX)
                                                                    ----------------------------        ----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        8/31/08          8/31/07           8/31/08          8/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 15,678,470     $ 15,395,108       $ 5,733,820      $ 5,654,749
Net realized gain (loss) from:
   Investments                                                        1,337,028          653,722         1,101,623           91,706
   Forward swaps                                                        731,015         (200,000)          128,891          (57,143)
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (6,994,006)      (8,944,129)       (3,013,642)      (2,767,618)
   Forward swaps                                                        (24,419)          24,419           (12,888)          12,888
   Futures                                                                   --               --                --               --
Distributions to Auction Rate Preferred shareholders:
   From net investment income                                        (3,886,043)      (4,037,528)       (1,400,428)      (1,431,890)
   From accumulated net realized gains                                 (116,419)         (10,666)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    6,725,626        2,880,926         2,537,376        1,502,692
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (10,952,422)     (11,778,209)       (4,167,394)      (4,166,045)
From accumulated net realized gains                                    (340,878)         (39,709)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                              (11,293,300)     (11,817,918)       (4,167,394)      (4,166,045)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                             --          335,845            17,615           32,211
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                --          335,845            17,615           32,211
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                       (4,567,674)      (8,601,147)       (1,612,403)      (2,631,142)
Net assets applicable to Common
   shares at the beginning of year                                  227,923,442      236,524,589        85,143,663       87,774,805
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                       $223,355,768     $227,923,442       $83,531,260      $85,143,663
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                                              $    310,679     $   (520,310)      $    51,473      $  (109,506)
====================================================================================================================================

See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc.
(NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3
(NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (collectively, the "Funds"). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Notes to
FINANCIAL STATEMENTS (continued)



Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective February 29, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended August 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of August 31, 2008, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                    INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                                     INCOME     INCOME 2       INCOME    ADVANTAGE
                                                                      (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                              --           --        1,720           --
   Series T                                                           1,800        1,597           --           --
   Series TH                                                             --        1,596           --        2,710
   Series F                                                              --           --           --        2,711
------------------------------------------------------------------------------------------------------------------
Total                                                                 1,800        3,193        1,720        5,421
==================================================================================================================
                                                                                                           INSURED
                                                                              CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                                DIVIDEND     DIVIDEND     DIVIDEND
                                                                             ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                                                   (NVX)        (NZH)        (NKL)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                        2,200        3,198           --
   Series T                                                                           --           --        2,165
   Series TH                                                                          --        3,199           --
   Series F                                                                        2,200           --        2,165
------------------------------------------------------------------------------------------------------------------
Total                                                                              4,400        6,397        4,330
==================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Auction Rate Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the fiscal year ended August 31, 2008, Insured California Premium Income 2 (NCL), California Dividend Advantage (NAC), California Dividend Advantage 3 (NZH) and Insured California Dividend Advantage
(NKL) redeemed and/or noticed for redemption $15,175,000, $39,475,000, $27,075,000 and $9,750,000 of their outstanding Auction Rate Preferred shares, respectively, at liquidation value, using the proceeds from the issuance of TOBs.

Variable Rate Demand Preferred Shares

On August 7, 2008, Insured California Tax-Free Advantage (NKX) issued 355 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of TOBs, discussed above, will be used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $45,000,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038, and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured California Tax-Free Advantage (NKX) had $35,500,000 Variable Rate Demand Preferred shares outstanding for the period August 7, 2008 through August 31, 2008 with an annualized interest rate of 1.98%.

Notes to
FINANCIAL STATEMENTS (continued)



For financial reporting purposes only, Variable Rate Demand Preferred shares, at the liquidation value are recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense" on the Statement of Operations.

Insurance

Under normal circumstances, Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) will invest at least 80% of their net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each Fund will invest at least 80% of its net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and

Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters increases beyond the value of the investments included in the Fund's Statement of Assets and Liabilities as the Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates.

During the fiscal year ended August 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

                  At August 31, 2008, each Fund's maximum exposure to recourse trusts and/or credit recovery swaps is as follows:

   INSURED       INSURED                                                              INSURED      INSURED
CALIFORNIA    CALIFORNIA   CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
   PREMIUM       PREMIUM      PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND      DIVIDEND     TAX-FREE
    INCOME      INCOME 2       INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE    ADVANTAGE
     (NPC)         (NCL)        (NCU)         (NAC)         (NVX)         (NZH)         (NKL)        (NKX)
----------------------------------------------------------------------------------------------------------
     $ --    $16,845,000         $ --   $31,560,000          $ --          $ --          $ --         $ --
==========================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended August 31, 2008, were as follows:

                                                                    INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                                     INCOME     INCOME 2       INCOME    ADVANTAGE
                                                                      (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                        --   $1,891,913   $3,678,148  $14,883,298
Average annual interest rate and fees                                    --        2.15%        2.51%        2.52%
==================================================================================================================
                                                                                              INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                                      (NVX)        (NZH)        (NKL)        (NKX)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                $7,179,923   $3,301,240     $151,639     $829,918
Average annual interest rate and fees                                 2.65%        2.19%        2.09%        2.03%
==================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Notes to
FINANCIAL STATEMENTS (continued)



Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. California Dividend Advantage 3 (NZH) was the only Fund to invest in futures contracts during the fiscal year ended August 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured California Tax-Free Advantage (NKX) in connection with its offering of the Variable Rate Demand Preferred shares ($530,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and is included as a component of "Interest expense" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Common Share Repurchases

On July 30, 2008, the Funds' Board of Directors/Trustees approved a program under which each Fund may repurchase up to 10% of its common shares. The Funds did not repurchase any of their common shares during the fiscal year ended August 31, 2008.

Transactions in Common shares were as follows:

                                           INSURED CALIFORNIA        INSURED CALIFORNIA            CALIFORNIA
                                          PREMIUM INCOME (NPC)      PREMIUM INCOME 2 (NCL)    PREMIUM INCOME (NCU)
                                         ---------------------      --------------------      --------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         8/31/08       8/31/07      8/31/08      8/31/07      8/31/08      8/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions       --         4,166           --           --           --          972
==================================================================================================================
                                         CALIFORNIA DIVIDEND        CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                           ADVANTAGE (NAC)           ADVANTAGE 2 (NVX)         ADVANTAGE 3 (NZH)
                                         ---------------------      --------------------      --------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         8/31/08       8/31/07      8/31/08      8/31/07      8/31/08      8/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions       --        29,993           --        6,762           --       19,501
==================================================================================================================
                                                                          INSURED                   INSURED
                                                                    CALIFORNIA DIVIDEND       CALIFORNIA TAX-FREE
                                                                      ADVANTAGE (NKL)           ADVANTAGE (NKX)
                                                                    --------------------      --------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    8/31/08      8/31/07      8/31/08      8/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                  --       21,450        1,226        2,139
==================================================================================================================

Transactions in Auction Rate Preferred shares were as follows:

                                             INSURED                                          INSURED
                                           CALIFORNIA                                       CALIFORNIA
                                      PREMIUM INCOME (NPC)                            PREMIUM INCOME 2 (NCL)
                            ---------------------------------------        ------------------------------------------
                              YEAR ENDED             YEAR ENDED               YEAR ENDED              YEAR ENDED
                                 8/31/08                8/31/07                  8/31/08                 8/31/07
---------------------------------------------------------------------------------------------------------------------
                            SHARES    AMOUNT       SHARES    AMOUNT        SHARES       AMOUNT       SHARES    AMOUNT
---------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
shares redeemed and/or
noticed for redemption:
   Series M                     --      $ --           --      $ --            --  $        --           --      $ --
   Series T                     --        --           --        --           303    7,575,000           --        --
   Series TH                    --        --           --        --           304    7,600,000           --        --
   Series F                     --        --           --        --            --           --           --        --
---------------------------------------------------------------------------------------------------------------------
Total                           --      $ --           --      $ --           607  $15,175,000           --      $ --
=====================================================================================================================
                                           CALIFORNIA                                 CALIFORNIA DIVIDEND
                                      PREMIUM INCOME (NCU)                              ADVANTAGE (NAC)
                            ---------------------------------------        ------------------------------------------
                              YEAR ENDED             YEAR ENDED               YEAR ENDED              YEAR ENDED
                                 8/31/08                8/31/07                  8/31/08                 8/31/07
---------------------------------------------------------------------------------------------------------------------
                            SHARES    AMOUNT       SHARES    AMOUNT        SHARES       AMOUNT       SHARES    AMOUNT
---------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
shares redeemed and/or
noticed for redemption:
   Series M                     --      $ --           --      $ --            --  $        --           --      $ --
   Series T                     --        --           --        --            --           --           --        --
   Series TH                    --        --           --        --           790   19,750,000           --        --
   Series F                     --        --           --        --           789   19,725,000           --        --
---------------------------------------------------------------------------------------------------------------------
Total                           --      $ --           --      $ --         1,579  $39,475,000           --      $ --
=====================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)

                                      CALIFORNIA DIVIDEND                              CALIFORNIA DIVIDEND
                                       ADVANTAGE 2 (NVX)                                ADVANTAGE 3 (NZH)
                            ------------------------------------------       ------------------------------------------
                                YEAR ENDED               YEAR ENDED               YEAR ENDED              YEAR ENDED
                                   8/31/08                  8/31/07                  8/31/08                 8/31/07
-----------------------------------------------------------------------------------------------------------------------
                            SHARES      AMOUNT       SHARES    AMOUNT        SHARES       AMOUNT       SHARES    AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
shares redeemed and/or
noticed for redemption:
   Series M                     --        $ --           --      $ --           542  $13,550,000           --      $ --
   Series T                     --          --           --        --            --           --           --        --
   Series TH                    --          --           --        --           541  $13,525,000           --        --
   Series F                     --          --           --        --            --           --           --        --
-----------------------------------------------------------------------------------------------------------------------
Total                           --        $ --           --      $ --         1,083  $27,075,000           --      $ --
=======================================================================================================================
                                             INSURED                                        INSURED
                                        CALIFORNIA DIVIDEND                            CALIFORNIA TAX-FREE
                                          ADVANTAGE (NKL)                                ADVANTAGE (NKX)
                            ------------------------------------------       ------------------------------------------
                                YEAR ENDED               YEAR ENDED               YEAR ENDED              YEAR ENDED
                                   8/31/08                  8/31/07                  8/31/08                 8/31/07
-----------------------------------------------------------------------------------------------------------------------
                            SHARES      AMOUNT       SHARES    AMOUNT        SHARES       AMOUNT       SHARES    AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred
shares redeemed and/or
noticed for redemption:
   Series M                     --  $       --           --      $ --            --  $        --           --      $ --
   Series T                    195   4,875,000           --        --            --           --           --        --
   Series TH                    --          --           --        --         1,800   45,000,000           --        --
   Series F                    195   4,875,000           --        --            --           --           --        --
-----------------------------------------------------------------------------------------------------------------------
Total                          390  $9,750,000           --      $ --         1,800  $45,000,000           --      $ --
=======================================================================================================================

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                                                INSURED
                                                                                         CALIFORNIA TAX-FREE
                                                                                            ADVANTAGE (NKX)
                                                                             ------------------------------------------
                                                                                  YEAR ENDED              YEAR ENDED
                                                                                     8/31/08                 8/31/07
-----------------------------------------------------------------------------------------------------------------------
                                                                             SHARES       AMOUNT       SHARES    AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                                                     355  $35,500,000           --      $ --
=======================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended August 31, 2008, were as follows:

                                                                   INSURED       INSURED
                                                                CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                   PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                    INCOME      INCOME 2        INCOME     ADVANTAGE
                                                                     (NPC)         (NCL)         (NCU)         (NAC)
--------------------------------------------------------------------------------------------------------------------
Purchases                                                      $24,476,645   $34,316,455    $5,947,420  $100,123,596
Sales and maturities                                            24,477,060    35,625,054    11,794,660   117,435,613
====================================================================================================================

                                                                                               INSURED       INSURED
                                                                CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                  DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                               ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                                     (NVX)         (NZH)         (NKL)         (NKX)
--------------------------------------------------------------------------------------------------------------------
Purchases                                                      $64,122,478  $119,657,892   $21,900,905   $34,917,108
Sales and maturities                                            68,545,230   153,537,475    38,036,895    44,533,576
====================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2008, the cost of investments was as follows:

                                                                 INSURED       INSURED
                                                              CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                 PREMIUM       PREMIUM       PREMIUM      DIVIDEND
                                                                  INCOME      INCOME 2        INCOME     ADVANTAGE
                                                                   (NPC)         (NCL)         (NCU)         (NAC)
------------------------------------------------------------------------------------------------------------------
Cost of investments                                         $135,787,726  $255,335,448  $107,769,507  $469,222,970
==================================================================================================================
                                                                                             INSURED       INSURED
                                                              CALIFORNIA    CALIFORNIA    CALIFORNIA    CALIFORNIA
                                                                DIVIDEND      DIVIDEND      DIVIDEND      TAX-FREE
                                                             ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                                                   (NVX)         (NZH)         (NKL)         (NKX)
------------------------------------------------------------------------------------------------------------------
Cost of investments                                         $309,644,085  $478,818,423  $323,037,760  $117,205,395
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2008, were as follows:

                                                                 INSURED        INSURED
                                                              CALIFORNIA     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                                 PREMIUM        PREMIUM        PREMIUM       DIVIDEND
                                                                  INCOME       INCOME 2         INCOME      ADVANTAGE
                                                                   (NPC)          (NCL)          (NCU)          (NAC)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                              $ 6,972,873    $ 7,113,290    $ 3,407,995   $ 14,237,419
   Depreciation                                               (1,214,742)    (5,928,400)    (2,928,675)   (17,511,427)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments    $ 5,758,131    $ 1,184,890    $   479,320   $ (3,274,008)
=====================================================================================================================
                                                                                             INSURED        INSURED
                                                              CALIFORNIA     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                                DIVIDEND       DIVIDEND       DIVIDEND       TAX-FREE
                                                             ADVANTAGE 2    ADVANTAGE 3      ADVANTAGE      ADVANTAGE
                                                                   (NVX)          (NZH)          (NKL)          (NKX)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $ 11,894,981   $ 13,169,005    $12,055,425   $  2,767,668
   Depreciation                                              (10,275,181)   (20,119,880)    (6,484,638)    (2,789,498)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments   $  1,619,800   $ (6,950,875)   $ 5,570,787   $    (21,830)
=====================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at August 31, 2008, the Funds' tax year end, were as follows:

                                                                    INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                                     INCOME     INCOME 2       INCOME    ADVANTAGE
                                                                      (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                              $504,463   $1,265,455     $394,553   $1,551,788
Undistributed net ordinary income **                                759,818      212,980           --    4,390,503
Undistributed net long-term capital gains                           356,269    1,408,325       48,738    3,748,751
==================================================================================================================
                                                                                              INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                                      (NVX)        (NZH)        (NKL)        (NKX)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                            $1,134,252   $2,157,520     $983,345     $350,039
Undistributed net ordinary income **                                 35,139       11,584      616,317       43,459
Undistributed net long-term capital gains                           672,624           --      153,290      408,931
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2008, paid on September 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended August 31, 2008 and August 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                    INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                                     INCOME     INCOME 2       INCOME    ADVANTAGE
2008                                                                  (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                     $6,134,637  $11,218,712   $5,106,134  $22,909,598
Distributions from net ordinary income **                            65,183           --           --           --
Distributions from net long-term capital gains ****                  46,723           --           --    1,099,170
==================================================================================================================
                                                                                              INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
2008                                                                  (NVX)        (NZH)        (NKL)        (NKX)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                    $13,977,615  $23,159,643  $14,876,094   $5,562,376
Distributions from net ordinary income **                                --           --           --           --
Distributions from net long-term capital gains ****                      --           --      457,297           --
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended August 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2008.

                                                                    INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                                    INCOME      INCOME 2       INCOME    ADVANTAGE
2007                                                                  (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                         $6,064,156  $11,716,879   $5,291,072  $24,556,552
Distributions from net ordinary income **                            46,600           --           --          395
Distributions from net long-term capital gains                      604,806           --      228,328    1,560,803
==================================================================================================================
                                                                                              INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
2007                                                                  (NVX)        (NZH)        (NKL)        (NKX)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                        $15,011,893  $24,913,042  $15,884,429   $5,618,698
Distributions from net ordinary income **                                --           --           --           --
Distributions from net long-term capital gains                           --           --       50,375           --
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At August 31, 2008, the Fund's tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                      CALIFORNIA
                                                                        DIVIDEND
                                                                     ADVANTAGE 3
                                                                           (NZH)
--------------------------------------------------------------------------------
Expiration:
   August 31, 2011                                                    $2,816,211
   August 31, 2012                                                       323,840
   August 31, 2016                                                     3,869,938
--------------------------------------------------------------------------------
Total                                                                 $7,009,989
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through August 31, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                         INSURED
                                                         CALIFORNIA   CALIFORNIA
                                                           DIVIDEND     DIVIDEND
                                                        ADVANTAGE 3    ADVANTAGE
                                                              (NZH)        (NKL)
--------------------------------------------------------------------------------
Post-October capital losses                                $529,587     $190,813
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to
FINANCIAL STATEMENTS (continued)


The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) of each Fund as follows:

                                                                           INSURED CALIFORNIA PREMIUM INCOME (NPC)
                                                                         INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE                        CALIFORNIA PREMIUM INCOME (NCU)
TO AUCTION RATE PREFERRED SHARES OR VARIABLE RATE DEMAND PREFERRED SHARES)                     FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                  .4500%
For the next $125 million                                                                                   .4375
For the next $250 million                                                                                   .4250
For the next $500 million                                                                                   .4125
For the next $1 billion                                                                                     .4000
For the next $3 billion                                                                                     .3875
For net assets over $5 billion                                                                              .3750
==================================================================================================================

                                                                               CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                                                             CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                                                             CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                                                       INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO         INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
AUCTION RATE PREFERRED SHARES OR VARIABLE RATE DEMAND PREFERRED SHARES)                       FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                  .4500%
For the next $125 million                                                                                   .4375
For the next $250 million                                                                                   .4250
For the next $500 million                                                                                   .4125
For the next $1 billion                                                                                     .4000
For net assets over $2 billion                                                                              .3750
==================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of August 31, 2008, the complex-level fee rate was .1867%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen-sponsored funds in the United States, with such daily net assets to include assets attributable to Preferred stock (Auction Rate Preferred shares or Variable Rate Demand Preferred shares) issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen-sponsored funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JULY 31,                                       JULY 31,
--------------------------------------------------------------------------------
1999*                      .30%                2005                         .25%
2000                       .30                 2006                         .20
2001                       .30                 2007                         .15
2002                       .30                 2008                         .10
2003                       .30                 2009                         .05
2004                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================
*    From the commencement of operations.

Notes to
FINANCIAL STATEMENTS (continued)



The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                2008                         .25%
2003                       .30                 2009                         .20
2004                       .30                 2010                         .15
2005                       .30                 2011                         .10
2006                       .30                 2012                         .05
2007                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
NOVEMBER 30,                                   NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%                2007                         .32%
2003                       .32                 2008                         .24
2004                       .32                 2009                         .16
2005                       .32                 2010                         .08
2006                       .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of August 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2008, to shareholders of record on September 15, 2008, as follows:

                                                                   INSURED       INSURED
                                                                CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                                                    INCOME      INCOME 2       INCOME    ADVANTAGE
                                                                      (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Dividend per share                                                   $.0605       $.0560       $.0555       $.0630
==================================================================================================================
                                                                                              INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                                      (NVX)        (NZH)        (NKL)        (NKX)
------------------------------------------------------------------------------------------------------------------
Dividend per share                                                   $.0605       $.0615       $.0620       $.0590
==================================================================================================================

Financial
HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                Investment Operations                                  Less Distributions
                           -----------------------------------------------------------------   -------------------------------
                                                     Distributions    Distributions
                                                          from Net             from                   Net
                Beginning                               Investment          Capital            Investment    Capital
                   Common                     Net        Income to         Gains to             Income to   Gains to
                    Share         Net   Realized/     Auction Rate     Auction Rate               Common      Common
                Net Asset  Investment  Unrealized        Preferred        Preferred                Share-     Share-
                    Value      Income  Gain (Loss)    Shareholders+    Shareholders+   Total      holders    holders     Total
===============================================================================================================================
INSURED CALIFORNIA PREMIUM INCOME (NPC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008               $15.04        $.95       $(.10)           $(.22)         $  --***   $ .63        $(.73)     $(.01)   $ (.74)
2007                15.58         .90        (.40)            (.21)          (.02)       .27         (.73)      (.08)     (.81)
2006                16.21         .92        (.38)            (.18)          (.02)       .34         (.83)      (.14)     (.97)
2005                16.23         .95         .22             (.10)          (.01)      1.06         (.92)      (.16)    (1.08)
2004                15.59         .99         .68             (.05)            --       1.62         (.93)      (.05)     (.98)

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                14.50         .95        (.44)            (.24)            --        .27         (.64)        --      (.64)
2007                14.99         .89        (.46)            (.25)            --        .18         (.67)        --      (.67)
2006                15.33         .90        (.28)            (.20)            --        .42         (.76)        --      (.76)
2005                15.12         .91         .29             (.11)            --       1.09         (.88)        --      (.88)
2004                14.60         .96         .53             (.06)            --       1.43         (.91)        --      (.91)
===============================================================================================================================
                                              Total Returns
                                          --------------------
                                                        Based
                    Ending                                 on
                    Common                 Based       Common
                     Share     Ending         on    Share Net
                 Net Asset     Market     Market        Asset
                     Value      Value      Value*       Value*
==============================================================
INSURED CALIFORNIA PREMIUM INCOME (NPC)
--------------------------------------------------------------
Year Ended 8/31:
2008                $14.93     $13.89      (2.21)%       4.23%
2007                 15.04      14.96       4.61         1.70
2006                 15.58      15.08       1.00         2.23
2005                 16.21      15.90       7.58         6.74
2004                 16.23      15.81      11.80        10.64

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------
Year Ended 8/31:
2008                 14.13      12.66      (3.06)        1.86
2007                 14.50      13.71       1.26         1.18
2006                 14.99      14.19       (.63)        2.91
2005                 15.33      15.05       5.10         7.42
2004                 15.12      15.18      12.71        10.02
==============================================================
                                                            Ratios/Supplemental Data
                 ------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                Ratios to Average Net Assets
                                       Applicable to Common Shares                  Applicable to Common Shares
                                       Before Credit/Reimbursement                 After Credit/Reimbursement**
                                -----------------------------------------  -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses        Expenses          Net        Expenses       Expenses          Net    Portfolio
                   to Common       Including       Excluding   Investment       Including      Excluding   Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++        Rate
===================================================================================================================================
INSURED CALIFORNIA PREMIUM INCOME (NPC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                $ 96,462            1.19%           1.19%        6.24%           1.17%          1.17%        6.25%          17%
2007                  97,176            1.22            1.16         5.84            1.20           1.14         5.87            9
2006                 100,581            1.16            1.16         5.89            1.15           1.15         5.90            9
2005                 104,510            1.14            1.14         5.85            1.13           1.13         5.86            9
2004                 104,618            1.17            1.17         6.17            1.16           1.16         6.17           25

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                 179,734            1.23            1.21         6.56            1.22           1.19         6.57           12
2007                 184,343            1.24            1.18         6.00            1.22           1.17         6.01           19
2006                 190,571            1.20            1.20         6.05            1.19           1.19         6.05           14
2005                 194,895            1.17            1.17         6.03            1.17           1.17         6.03            7
2004                 192,035            1.19            1.19         6.38            1.19           1.19         6.38           35
===================================================================================================================================

                    Auction Rate Preferred Shares         Variable Rate Demand Preferred Shares
                           at End of Period                          at End of Period
              --------------------------------------   -------------------------------------------
                Aggregate   Liquidation                  Aggregate     Liquidation
                   Amount    and Market        Asset        Amount      and Market           Asset
              Outstanding         Value     Coverage   Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)       Per Share       Per Share
==================================================================================================
INSURED CALIFORNIA PREMIUM INCOME (NPC)
--------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008              $45,000       $25,000      $78,590          $ --            $ --            $ --
2007               45,000        25,000       78,987            --              --              --
2006               45,000        25,000       80,878            --              --              --
2005               45,000        25,000       83,061            --              --              --
2004               45,000        25,000       83,121            --              --              --

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008               87,400        25,000       76,411            --              --              --
2007               95,000        25,000       73,511            --              --              --
2006               95,000        25,000       75,150            --              --              --
2005               95,000        25,000       76,288            --              --              --
2004               95,000        25,000       75,535            --              --              --
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.


                                  92-93 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                Investment Operations                                  Less Distributions
                           -----------------------------------------------------------------   -------------------------------
                                                     Distributions    Distributions
                                                          from Net             from                   Net
                Beginning                               Investment          Capital            Investment    Capital
                   Common                     Net        Income to         Gains to             Income to   Gains to
                    Share         Net   Realized/     Auction Rate     Auction Rate               Common      Common
                Net Asset  Investment  Unrealized        Preferred        Preferred                Share-     Share-
                    Value      Income  Gain (Loss)    Shareholders+    Shareholders+   Total      holders    holders     Total
===============================================================================================================================
CALIFORNIA PREMIUM INCOME (NCU)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008               $14.06       $ .92      $ (.43)           $(.24)            $ --    $ .25        $(.64)      $ --    $ (.64)
2007                14.63         .90        (.52)            (.24)            (.01)     .13         (.67)      (.03)     (.70)
2006                15.03         .89        (.30)            (.21)              --      .38         (.77)      (.01)     (.78)
2005                14.51         .90         .60             (.12)              --     1.38         (.86)        --      (.86)
2004                13.66         .94         .85             (.06)              --     1.73         (.88)        --      (.88)

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                14.93        1.02        (.50)            (.23)            (.01)     .28         (.74)      (.04)     (.78)
2007                15.59        1.00        (.56)            (.24)            (.01)     .19         (.80)      (.05)     (.85)
2006                15.98        1.01        (.25)            (.21)              --      .55         (.91)      (.03)     (.94)
2005                15.59        1.04         .50             (.12)              --     1.42         (.98)      (.05)    (1.03)
2004                14.82        1.05         .76             (.06)              --     1.75         (.98)        --      (.98)
===============================================================================================================================
                                               Total Returns
                                           --------------------
                                                         Based
                     Ending                                 on
                     Common                 Based       Common
                      Share     Ending         on    Share Net
                  Net Asset     Market     Market        Asset
                      Value      Value      Value*       Value*
===============================================================
CALIFORNIA PREMIUM INCOME (NCU)
---------------------------------------------------------------
Year Ended 8/31:
2008                 $13.67     $12.58       1.51%        1.81%
2007                  14.06      13.03      (2.21)         .82
2006                  14.63      14.01       3.14         2.72
2005                  15.03      14.37      11.76         9.75
2004                  14.51      13.67      12.04        12.94

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
---------------------------------------------------------------
Year Ended 8/31:
2008                  14.43      13.44       (.84)        1.85
2007                  14.93      14.34      (5.19)        1.16
2006                  15.59      15.97       5.47         3.63
2005                  15.98      16.07      14.62         9.41
2004                  15.59      15.00      12.07        12.11
===============================================================
                                                             Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                Ratios to Average Net Assets
                                        Applicable to Common Shares                  Applicable to Common Shares
                                        Before Credit/Reimbursement                 After Credit/Reimbursement**
                                 -----------------------------------------  -------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses        Expenses          Net        Expenses       Expenses          Net    Portfolio
                    to Common       Including       Excluding   Investment       Including      Excluding   Investment     Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++        Rate
====================================================================================================================================
CALIFORNIA PREMIUM INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                 $ 78,966            1.34%           1.23%        6.56%           1.33%          1.21%        6.57%           5%
2007                   81,200            1.29            1.21         6.14            1.27           1.19         6.16           11
2006                   84,467            1.23            1.23         6.09            1.21           1.21         6.10           20
2005                   86,785            1.21            1.21         6.08            1.20           1.20         6.09           13
2004                   83,772            1.23            1.23         6.62            1.22           1.22         6.63           19

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                  338,732            1.26            1.15         6.77            1.10            .99         6.93           19
2007                  350,523            1.17            1.12         6.24             .94            .89         6.47           20
2006                  365,516            1.13            1.13         6.22             .83            .83         6.51           13
2005                  374,265            1.12            1.12         6.22             .75            .75         6.59            4
2004                  365,066            1.14            1.14         6.38             .70            .70         6.83           12
====================================================================================================================================

                    Auction Rate Preferred Shares         Variable Rate Demand Preferred Shares
                           at End of Period                          at End of Period
              --------------------------------------   -------------------------------------------
                Aggregate   Liquidation                  Aggregate     Liquidation
                   Amount    and Market        Asset        Amount      and Market           Asset
              Outstanding         Value     Coverage   Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)       Per Share       Per Share
==================================================================================================
CALIFORNIA PREMIUM INCOME (NCU)
--------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008             $ 43,000       $25,000      $70,910          $ --            $ --            $ --
2007               43,000        25,000       72,209            --              --              --
2006               43,000        25,000       74,109            --              --              --
2005               43,000        25,000       75,456            --              --              --
2004               43,000        25,000       73,704            --              --              --

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
--------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008              135,525        25,000       87,485            --              --              --
2007              175,000        25,000       75,075            --              --              --
2006              175,000        25,000       77,217            --              --              --
2005              175,000        25,000       78,466            --              --              --
2004              175,000        25,000       77,152            --              --              --
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.

                                  94-95 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                Investment Operations                                  Less Distributions
                           -----------------------------------------------------------------   -------------------------------
                                                     Distributions    Distributions
                                                          from Net             from                   Net
                Beginning                               Investment          Capital            Investment    Capital
                   Common                     Net        Income to         Gains to             Income to   Gains to
                    Share         Net   Realized/     Auction Rate     Auction Rate               Common      Common
                Net Asset  Investment  Unrealized        Preferred        Preferred                Share-     Share-
                    Value      Income  Gain (Loss)    Shareholders+    Shareholders+   Total      holders    holders     Total
===============================================================================================================================
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008               $14.69       $1.01       $(.37)           $(.25)            $ --    $ .39        $(.69)      $ --     $(.69)
2007                15.36         .96        (.62)            (.25)              --      .09         (.76)        --      (.76)
2006                15.63         .97        (.19)            (.21)              --      .57         (.84)        --      (.84)
2005                14.97         .98         .71             (.12)              --     1.57         (.91)        --      (.91)
2004                14.18         .99         .77             (.06)              --     1.70         (.91)        --      (.91)

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                14.25        1.03        (.70)            (.25)              --      .08         (.71)        --      (.71)
2007                15.03         .98        (.73)            (.27)              --     (.02)        (.76)        --      (.76)
2006                15.31         .97        (.20)            (.22)              --      .55         (.83)        --      (.83)
2005                14.65         .97         .68             (.13)              --     1.52         (.86)        --      (.86)
2004                13.72         .98         .88             (.07)              --     1.79         (.86)        --      (.86)
===============================================================================================================================
                                               Total Returns
                                           --------------------
                                                         Based
                     Ending                                 on
                     Common                 Based       Common
                      Share     Ending         on    Share Net
                  Net Asset     Market     Market        Asset
                      Value      Value      Value*       Value*
===============================================================
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
---------------------------------------------------------------
Year Ended 8/31:
2008                 $14.39     $12.67      (2.80)%       2.76%
2007                  14.69      13.73      (3.39)         .46
2006                  15.36      14.95       4.19         3.82
2005                  15.63      15.19      14.98        10.80
2004                  14.97      14.08      13.60        12.11

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
---------------------------------------------------------------
Year Ended 8/31:
2008                  13.62      12.87        .46          .60
2007                  14.25      13.52      (4.12)        (.32)
2006                  15.03      14.84       8.50         3.81
2005                  15.31      14.49      15.75        10.69
2004                  14.65      13.33      11.97        13.36
===============================================================
                                                             Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                Ratios to Average Net Assets
                                        Applicable to Common Shares                  Applicable to Common Shares
                                        Before Credit/Reimbursement                 After Credit/Reimbursement**
                                 -----------------------------------------  -------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses        Expenses          Net        Expenses       Expenses          Net    Portfolio
                    to Common       Including       Excluding   Investment       Including      Excluding   Investment     Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++        Rate
====================================================================================================================================
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                 $212,890            1.25%           1.16%        6.56%            .97%           .88%        6.85%          20%
2007                  217,332            1.25            1.17         5.97             .89            .81         6.33           21
2006                  227,160            1.16            1.16         5.94             .73            .73         6.36            9
2005                  231,140            1.16            1.16         5.94             .70            .70         6.40            3
2004                  221,395            1.18            1.18         6.24             .72            .72         6.70           13

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                  328,659            1.21            1.19         6.96             .88            .86         7.29           23
2007                  343,806            1.22            1.16         6.16             .81            .76         6.56           23
2006                  362,473            1.16            1.16         6.08             .70            .70         6.54           10
2005                  369,262            1.17            1.17         6.05             .70            .70         6.51            5
2004                  353,360            1.20            1.20         6.32             .73            .73         6.78           13
====================================================================================================================================

                    Auction Rate Preferred Shares         Variable Rate Demand Preferred Shares
                           at End of Period                          at End of Period
              --------------------------------------   -------------------------------------------
                Aggregate   Liquidation                  Aggregate     Liquidation
                   Amount    and Market        Asset        Amount      and Market           Asset
              Outstanding         Value     Coverage   Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)       Per Share       Per Share
==================================================================================================
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
--------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008             $110,000       $25,000      $73,384          $ --             $ --           $ --
2007              110,000        25,000       74,394            --               --             --
2006              110,000        25,000       76,627            --               --             --
2005              110,000        25,000       77,532            --               --             --
2004              110,000        25,000       75,317            --               --             --

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
--------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008              159,925        25,000       76,377            --               --             --
2007              187,000        25,000       70,963            --               --             --
2006              187,000        25,000       73,459            --               --             --
2005              187,000        25,000       74,367            --               --             --
2004              187,000        25,000       72,241            --               --             --
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.

                                  96-97 spread

Financial
HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                Investment Operations                                  Less Distributions
                           -----------------------------------------------------------------   -------------------------------
                                                     Distributions    Distributions
                                                          from Net             from                   Net
                Beginning                               Investment          Capital            Investment    Capital
                   Common                     Net        Income to         Gains to             Income to   Gains to
                    Share         Net   Realized/     Auction Rate     Auction Rate               Common      Common
                Net Asset  Investment  Unrealized        Preferred        Preferred                Share-     Share-
                    Value      Income  Gain (Loss)    Shareholders+    Shareholders+   Total      holders    holders     Total
===============================================================================================================================
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008               $14.91       $1.03       $(.33)           $(.25)        $(.01)       $.44        $(.72)   $(.02)     $ (.74)
2007                15.50        1.01        (.57)            (.26)           --***      .18         (.77)      --***     (.77)
2006                15.81        1.01        (.25)            (.22)           --         .54         (.85)      --        (.85)
2005                15.35        1.01         .52             (.12)           --        1.41         (.90)    (.05)       (.95)
2004                14.60        1.02         .84             (.06)         (.01)       1.79         (.91)    (.13)      (1.04)

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                14.47         .97        (.30)            (.24)           --         .43         (.71)      --        (.71)
2007                14.92         .96        (.46)            (.24)           --         .26         (.71)      --        (.71)
2006                15.17         .95        (.25)            (.21)           --         .49         (.74)      --        (.74)
2005                14.62         .96         .57             (.13)           --        1.40         (.85)      --        (.85)
2004                13.79         .96         .84             (.06)           --        1.74         (.91)      --        (.91)
===============================================================================================================================
                                               Total Returns
                                           --------------------
                                                         Based
                     Ending                                 on
                     Common                 Based       Common
                      Share     Ending         on    Share Net
                  Net Asset     Market     Market        Asset
                      Value      Value      Value*       Value*
===============================================================
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
---------------------------------------------------------------
Year Ended 8/31:
2008                 $14.61     $13.50       (.03)%       2.98%
2007                  14.91      14.24      (4.64)        1.13
2006                  15.50      15.70      10.72         3.62
2005                  15.81      15.00       9.00         9.46
2004                  15.35      14.67      12.54        12.53

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
---------------------------------------------------------------
Year Ended 8/31:
2008                  14.19      13.78        .12         2.97
2007                  14.47      14.47       6.35         1.69
2006                  14.92      14.27       4.56         3.43
2005                  15.17      14.38       7.46         9.84
2004                  14.62      14.19      11.54        12.86
===============================================================
                                                             Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                Ratios to Average Net Assets
                                        Applicable to Common Shares                  Applicable to Common Shares
                                        Before Credit/Reimbursement                 After Credit/Reimbursement**
                                 -----------------------------------------  -------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses        Expenses          Net        Expenses       Expenses          Net    Portfolio
                    to Common       Including       Excluding   Investment       Including      Excluding   Investment     Turnover
                  Shares (000)   Interest++(a)   Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++        Rate
====================================================================================================================================
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                 $223,356            1.19%           1.19%        6.52%            .83%           .83%        6.88%           6%
2007                  227,923            1.21            1.16         6.12             .78            .73         6.55           12
2006                  236,525            1.17            1.17         6.12             .71            .71         6.58            3
2005                  241,254            1.16            1.16         6.06             .71            .71         6.51            4
2004                  234,186            1.18            1.18         6.28             .72            .72         6.74           14

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                   83,531            1.33            1.26         6.28             .91            .83         6.70           28
2007                   85,144            1.27            1.21         5.95             .77            .71         6.45           15
2006                   87,775            1.22            1.22         5.97             .73            .73         6.46            4
2005                   89,272            1.21            1.21         5.95             .73            .73         6.43            3
2004                   86,008            1.23            1.23         6.17             .73            .73         6.67           20
====================================================================================================================================

                    Auction Rate Preferred Shares         Variable Rate Demand Preferred Shares
                           at End of Period                          at End of Period
              --------------------------------------   -------------------------------------------
                Aggregate   Liquidation                  Aggregate     Liquidation
                   Amount    and Market        Asset        Amount      and Market           Asset
              Outstanding         Value     Coverage   Outstanding           Value        Coverage
                    (000)     Per Share    Per Share         (000)       Per Share       Per Share
==================================================================================================
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
--------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008             $118,000       $25,000      $72,321          $ --            $ --            $ --
2007              118,000        25,000       73,289            --              --              --
2006              118,000        25,000       75,111            --              --              --
2005              118,000        25,000       76,113            --              --              --
2004              118,000        25,000       74,616            --              --              --

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
--------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008                   --            --           --        35,500        100,000          335,299
2007               45,000        25,000       72,302            --              --              --
2006               45,000        25,000       73,764            --              --              --
2005               45,000        25,000       74,595            --              --              --
2004               45,000        25,000       72,782            --              --              --
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities, where applicable.

                                 See accompanying notes to financial statements.


                                  98-99 spread

Board Members & Officers


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of           1997
   333 W. Wacker Drive         the Board             CLASS III             186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                            2004                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          ANNUAL                186          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              186          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                           1997                               Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          ANNUAL                186          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.


                                       100

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Commissioner, New York State
   333 W. Wacker Drive         Board member          CLASS I               186          Commission on Public Authority Reform (since
   Chicago, IL 60606                                                                    2005); formerly, Chair New York Racing
                                                                                        Association Oversight Board (2005-2007);
                                                                                        formerly, Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

[] TERENCE J. TOTH(2)
   9/29/59                                           2008                               Private Investor (since 2007); CEO and
   333 W. Wacker Drive         Board Member          CLASS II              186          President, Northern Trust Investments
   Chicago, IL 60606                                                                    (2004-2007); Executive Vice President,
                                                                                        Quantitative Management & Securities Lending
                                                                                        (2007-2004); prior thereto, various
                                                                                        positions with Northern Trust Company (since
                                                                                        1994); Member: Goodman Theatre Board (Since
                                                                                        2004); Chicago Fellowship Boards (since
                                                                                        2005), University of Illinois Leadership
                                                                                        Council Board (since 2007) and Catalyst
                                                                                        Schools of Chicago Board (since 2008);
                                                                                        formerly Member: Northern Trust Mutual Funds
                                                                                        Board (2005-2007), Northern Trust Japan
                                                                                        Board (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                           2008                               and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          CLASS II              186          Investments, Inc.; Chief Executive Officer
   Chicago, IL 60606                                                                    (since 2007) of Nuveen Asset Management,
                                                                                        Rittenhouse Asset Management, Nuveen
                                                                                        Investments Advisors, Inc. formerly,
                                                                                        President (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(4)

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  186          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments, LLC;
                                                                                        Managing Director (since 2002), Associate
                                                                                        General Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President and
                                                                                        Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset Management, LLC
                                                                                        (since 2006), Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(4); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
   6/9/55                                                                               Investments, Inc.; Executive Vice President,
   333 W. Wacker Drive         Vice President        2007                  120          U.S. Structured Products of Nuveen
   Chicago, IL 60606                                                                    Investments, LLC, (since 1999), prior
                                                                                        thereto, Managing Director of Structured
                                                                                        Investments.


                                       101

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(5)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  186          Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                    President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(4); Managing Director (since 2005) of
                                                                                        Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since 1997)
                                                                                        of Nuveen Asset Management; Vice President
                                                                                        (since 2000), Assistant Secretary and
                                                                                        Assistant General Counsel (since 1998) of
                                                                                        Rittenhouse Asset Management, Inc.; Vice
                                                                                        President and Assistant Secretary of Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC (since
                                                                                        2006) and of Nuveen HydePark Group, LLC and
                                                                                        Richards &Tierney, Inc. (since 2007);
                                                                                        formerly, Vice President and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(4)


                                       102

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(5)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group, LLC
                                                                                        and Richards &Tierney, Inc. (since 2007);
                                                                                        prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                        LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President                                           Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive                               2007                  186          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Associate, Skadden,
                                                                                        Arps, Slate Meagher & Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
   7/3/62                      Vice President                                           (since 2007); prior thereto, Partner,
   333 W. Wacker Drive         and Assistant         2007                  186          Deloitte & Touche USA LLP (since 2005),
   Chicago, IL 60606           Secretary                                                formerly, senior tax manager (since 2002);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); prior thereto, Counsel, Vedder Price
                                                                                        P.C. (1997-2007).

(1) For California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3
     (NZH), Insured California Dividend Advantage (NKL), and Insured California Tax-Free Advantage (NKX), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred shares. The Board of Trustees for NCU, NAC, NVX, NZH, NKL, and NKX is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008, and were subsequently elected to the Boards of the remaining Nuveen Funds on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(5) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.


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A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The


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

Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.   PROFITABILITY OF NUVEEN

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveeninvestment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
  EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

 NOTES

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Auction Rate Preferred shares or Variable Rate Demand Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report NCL, NAC, NZH, NKL and NKXredeemed and/or noticed for redemption 607, 1,579, 1,083, 390 and 1,800 auction rate preferred shares, respectively. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.


Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                    www.nuveen.com/etf

                                                     Share prices
                                                     Fund details
                                                     Daily financial news
                                                     Investor education
                                                     Interactive planning tools


                                                                     EAN-B-0808D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

              Nuveen California Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
---------------------------------------------------------------------------------------------------------------------------------
August 31, 2008                                $ 17,257                  $ 0                      $   0              $  800
---------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                   0%                         0%                  0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------------------
August 31, 2007                                $ 15,185                  $ 0                      $ 500               1,500
---------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                   0%                         0%                  0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                        AUDIT-RELATED FEES       TAX FEES BILLED TO         ALL OTHER FEES
                                        BILLED TO ADVISER AND        ADVISER AND           BILLED TO ADVISER
                                           AFFILIATED FUND         AFFILIATED FUND        AND AFFILIATED FUND
                                          SERVICE PROVIDERS       SERVICE PROVIDERS        SERVICE PROVIDERS
----------------------------------------------------------------------------------------------------------------
August 31, 2008                                  $ 0                      $ 0                     $ 0
----------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                       0%                      0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------
August 31, 2007                                  $ 0                      $ 0                     $ 0
----------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                       0%                      0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                 BILLED TO ADVISER AND
                                                                AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS      BILLED TO ADVISER AND
                                                                RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                        TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                           BILLED TO FUND        REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
August 31, 2008                                 $   800                    $ 0                      $ 0                $   800
August 31, 2007                                 $ 2,000                    $ 0                      $ 0                $ 2,000

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of September 29, 2008, the members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                 FUND
Scott R. Romans      Nuveen California Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                        TYPE OF ACCOUNT               NUMBER OF
PORTFOLIO MANAGER           MANAGED                   ACCOUNTS    ASSETS*
--------------------------------------------------------------------------------
Scott R. Romans    Registered Investment Company      28          $5.598 billion
                   Other Pooled Investment Vehicles   0           $0
                   Other Accounts                     3           $.556 million

* Assets are as of August 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of September 30, 2008, the S&P/Investortools Municipal Bond index was comprised of 53,005 securities with an aggregate current market value of $1,060 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of August 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                     DOLLAR RANGE OF
                                                                                                     EQUITY SECURITIES
                                                                                       DOLLAR        BENEFICIALLY
                                                                                       RANGE OF      OWNED
                                                                                       EQUITY        IN THE REMAINDER
                                                                                       SECURITIES    OF NUVEEN
                                                                                       BENEFICIALLY  FUNDS MANAGED BY
NAME OF PORTFOLIO                                                                      OWNED IN      NAM'S MUNICIPAL
MANAGER             FUND                                                               FUND          INVESTMENT TEAM
---------------------------------------------------------------------------------------------------------------------
Scott R. Romans     Nuveen California Dividend Advantage Municipal Fund 2              $0            $10,001--$50,000

         PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 29 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: November 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 7, 2008
    -------------------------------------------------------------------